UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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AAR Corp.

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2022 Proxy Statement

AAR
Doing It Right®

Strongly positioned

AAR

Doing It Right® to better connect the world	With long-standing values that prioritize quality and safety, inclusion, creative thinking and integrity, our commitment to sustainability principles is embedded in our culture.

ESG focus areas

Environment	Social	Governance

Protecting the planet	Empowering people	Governing with Integrity

Waste prevention and reduction	Diversity and inclusion	Ethics and compliance

	Military and veteran programs	Safety

STEM and aviation-focused education

Fiscal Year 2022 Highlights

●	Published inaugural ESG report.
●	Developed baseline inventory of key environmental data.
●	Launched AAR Public Diversity Statement.
●	Launched three additional Employee Resource Groups to help cultivate a culture of diversity and inclusion.
●	Awarded a 10-year $365 million USAFE F-16 depot-level maintenance and modification contract.
●	Announced a joint initiative with FTAI Aviation to help clients cut carbon emissions.
●	Won the 2021 secretary of defense PBL Award for AAR’s Landing Gear PBL Program.
●	Announced an Eagle Fellowship program with Rock Valley College to support aviation maintenance technician students.

AAR CORP. 1100 North Wood Dale Road Wood Dale, Illinois 60191 August 9, 2022

Dear fellow stockholders:

AAR delivered very strong results in our Fiscal Year 2022 (FY2022), and I am extremely proud of our team. Over the last two years of the pandemic, we have stayed true to our values and have prioritized our people, our customers, and our stockholders as we navigated the ongoing impact of COVID-19 on the commercial aviation industry. Our balanced portfolio of commercial and government activities served us well as our government business was a source of strength during the pandemic. In FY2022, we began to transition from the government programs that recently concluded to implementing new contract wins involving a broader range of capabilities. As these new programs come on-line and the commercial market continues to recover, we expect more growth ahead.

During the year, we focused on margin improvement, cash generation, and allocating capital to create stockholder value. We delivered sequential margin improvement every quarter, and our adjusted operating margin is now higher than pre-pandemic levels, despite revenue being lower by 15%. Our consistent cash flow generation enabled us to invest in new business wins and to initiate a $150 million share repurchase program, all while ending the year with a leverage ratio of 0.3x net debt to adjusted EBITDA.

Additionally, we continued to focus on our diversity, equity, and inclusion initiatives and remained active in the communities in which we operate. We are particularly proud of the partnerships we have formed with schools around the country to attract a more diverse workforce to the aviation industry as well as to drive a proprietary source of talent for AAR. We also furthered our broader ESG goals, and I hope you will read our most recent ESG report.

We recently announced changes to our Board of Directors. On behalf of the entire AAR family, I wish to thank James E. Goodwin for his 20 years of service on our Board. Jim will retire at our 2022 annual meeting of stockholders. He served as our lead director and will be replaced by Marc Walfish, who has been a member of our Board since 2003.

Finally, I want to say a few words about David Storch, our Chairman, who has chosen to retire from our Board, effective in January 2023. David joined AAR in 1979 and served as our CEO from 1996 until 2018. During that time, he more than quadrupled our sales and navigated numerous peaks and valleys in the industry, including 9/11 and the great financial crisis. Most importantly, David created our culture of “Doing It Right,” which provides the foundation for AAR to be the pillar of strength and opportunity that it is today. I congratulate David on his retirement and thank him for his leadership, counsel, and friendship.

With that, I am pleased to invite you to AAR’s 2022 annual meeting of stockholders, which will be a virtual meeting of the stockholders. The annual meeting will be held on Tuesday, September 20, 2022 at 9:00 a.m., Central Time and you will be able to attend the annual meeting online, vote your shares electronically, and submit your questions during the annual meeting by visiting www.virtualshareholdermeeting.com/AIR2022 and entering your control number. You will not be able to attend the annual meeting in person.

I encourage you to read our 2022 proxy statement, our annual report and our other proxy materials. Please see Appendix B for reconciliations of non-GAAP financial measures. Whether or not you plan to attend the annual meeting of stockholders, your vote is important. Please follow the voting instructions to ensure that your shares are represented and voted at the meeting.

We are grateful to our employees for their hard work and commitment, and to you, our stockholders, for choosing to invest in AAR.

Sincerely,

John M. Holmes

President and Chief Executive Officer

2022 Proxy Statement	1

Notice of 2022 annual meeting of stockholders

To our stockholders:

We are pleased to invite you to attend our 2022 annual meeting of stockholders. Please read the information in this notice and proxy statement to learn more about AAR and the matters to be voted on at the annual meeting.	Date and time Tuesday, September 20, 2022 9:00 a.m. Central Time	Place www.virtualshareholder meeting.com/AIR2022	Record date You may vote your shares at the annual meeting if you were a stockholder on Thursday, July 28, 2022.

Items of business

You will be asked at our annual meeting to:

Items of business		Board recommendation	Page
1	Elect three directors included in our annual proxy statement	FOR each director nominee	12
2	Vote on an advisory proposal to approve our Fiscal 2022 executive compensation	FOR	38
3	Ratify the appointment of KPMG LLP as our independent registered public accounting firm for Fiscal 2023	FOR	78

Stockholders will transact any other business that may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Voting

Your vote is important. We encourage you to vote your shares as soon as possible. You may vote by proxy over the Internet, by telephone, or by completing and returning the enclosed proxy card in the postage-paid envelope provided. If you are a “street name” stockholder (meaning that your shares are registered in the name of your bank or broker), you will receive instructions from your bank, broker or other nominee describing how to vote your shares. We also welcome you to attend the virtual meeting and vote online.

www.proxyvote.com	www.virtualshareholdermeeting.com/AIR2022	1-800-690-6903	Complete and return the proxy card or voting information card

Please see Appendix A for important information about voting your shares at our 2022 annual meeting.

By Order of the Board of Directors,

Jessica A. Garascia

Vice President, General Counsel, Chief Administrative Officer and Secretary

August 9, 2022

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Important notice regarding the availability of the proxy materials for our annual meeting of stockholders to be held on Tuesday, September 20, 2022:

The notice and proxy statement, our proxy card, our 2022 Annual Report to Stockholders and our Annual Report on Form 10-K for the fiscal year ended May 31, 2022 are available free of charge at www.proxyvote.com. Proxy materials or a Notice of Internet Availability of Proxy Materials are first being made available, released, or mailed to shareholders on August 9, 2022.

2022 Proxy Statement	3

2022 Proxy statement summary

This summary highlights selected information contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

We are providing the enclosed proxy materials to you in connection with the solicitation by the Board of Directors of proxies to be voted at the annual meeting of stockholders to be held on September 20, 2022. We began giving these proxy materials to our stockholders on August 9, 2022.

Proposals to be voted on at the annual meeting

Proposal 1	Election of three directors named in this proxy statement

FOR each director nominee	► See (pages 12-37)

John M. Holmes Director Incumbent	Ellen M. Lord Independent Director Incumbent	Marc J. Walfish Independent Director Incumbent

President and Chief Executive Officer of AAR CORP. since June 1, 2018. President and Chief Operating Officer from June 1, 2017 to June 1, 2018. From 2015 to June 1, 2017, Chief Operating Officer of the Aviation Services business group of AAR CORP. From 2012 to 2015, Group Vice President, Aviation Services – Inventory Management and Distribution; and prior thereto, General Manager and Division President of AAR Allen Asset Management.	Served as the Under Secretary of Defense for Acquisition and Sustainment for the United States Department of Defense from August 2017 until January 2021. President and Chief Executive Officer of Textron Systems from October 2012 to August 2017. Prior to that, served in other leadership positions at Textron Systems and related companies.	Since 2003, Founding Partner of Merit Capital Partners (a mezzanine investor company). From 1991 to 2003, partner at William Blair Mezzanine Capital Partners. From 1978 to 1991, various positions at Prudential Capital Corporation, most recently as Senior Vice President.

Proposal 2	Advisory proposal to approve our Fiscal 2022 executive compensation

FOR	► See (pages 38-77)

Proposal 3	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for Fiscal 2023

FOR	► See (pages 78-79)

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2022 Proxy statement summary

AAR – Who we are and what we do

AAR is a global aerospace and defense aftermarket solutions company that operates in over 60 sites around the world. Headquartered in the Chicago area, AAR supports commercial and government customers in over 100 countries through two operating segments: Aviation Services and Expeditionary Services.

Aviation Services			Expeditionary Services

Parts Supply	Integrated Solutions	MRO Services	Mobility Systems

●  Serviceable & OEM factory-new parts

●  Airframe and engine parts sale, exchange, loan and lease

●  Engine solutions, management, sales, leasing and exchange

●  Aircraft sales and leasing

●  OEM Solutions

●  Electronics supply and distribution

●  Online PAARTSSM Store

●  24/7 worldwide AOG service

	● Total fleet services ● Flight-hour support ● Contractor Logistics Support (CLS) ● Performance-Based Logistics (PBL) ● Third-Party Logistics (3PL) ● Consumables and Expendables aggregator	● Airframe ● Landing Gear ● Component Repair ● Wheels and Brakes ● Engineering Services	● Air cargo containers (ISU®) and pallets ● Rapidly deployable mobile tactical shelters ● SPACEMAX® shelters ● Integrated Command Control (C4) centers

Aviation Services – connected businesses model

Integrated businesses leveraged to reinforce and grow the whole

Integrated Solutions

●  Strategic relationships with airlines, MROs, OEMs and repair vendors

●  Fuel Parts Supply activities

●  Fund Component Repair capability development

●  Long-term contracts / predictable revenue

Parts Supply

●  Transactional data collection

●  Exclusive relationships with OEMs and customers

●  Inventory pooling with programs

MRO Services

●  Strategic relationships with airlines

●  Technical repair knowledge and data collection

●  Develop parts for internal and external consumption

Customers (percentage of Fiscal 2022 sales)

60%	40%
Commercial	Government

2022 Proxy Statement	5

2022 Proxy statement summary

Key business achievements in fiscal year 2022

Continued execution of Aviation Services “connected businesses” strategy

●	Parts Supply, MRO Services, and Integrated Solutions – leveraged best-in-class services within Parts Supply, MRO Services, and Integrated Solutions to continue to serve customers and grow the business.
●	Parts Supply – announced new exclusive distribution agreements with Arkwin, supporting engine actuation and other commercial aviation products, and Collins Aerospace’s Goodrich De-Icing & Specialty Heating Systems business.
●	Parts Supply & Integrated Solutions – awarded $41M contract by the Department of Energy’s National Nuclear Security Administration to provide a reconfigured B737-700 aircraft.
●	Integrated Solutions – awarded 10-year $365M USAFE F-16 depot-level maintenance and modification contract.
●	Integrated Solutions – extended commercial PBH components support relationships with flydubai and Volotea.
●	MRO Services – invested in initiatives to provide proprietary parts and repair capabilities.

Invested in digital and ESG initiatives to drive growth and improve performance

●	Invested in Digital solutions to improve operational efficiency in MRO Services and expand capabilities in Parts Supply.
●	Launched inaugural ESG Report and announced joint sustainability initiative with FTAI Aviation to help customers cut carbon emissions by utilizing Used Serviceable Material.
●	Invested in various initiatives to support Aviation Maintenance Technician students and to provide employment and training opportunities.

Financial highlights

AAR had strong financial performance for Fiscal 2022 as the commercial aviation industry continued its recovery from the COVID-19 pandemic. Consolidated sales were $1.8 billion, diluted earnings per share from continuing operations was $2.16 (an increase of 66% over Fiscal 2021) and adjusted diluted earnings per share from continuing operations, a non-GAAP financial measure, was $2.38 (an increase of 82% from Fiscal 2021). Further, AAR drove significant cash generation in Fiscal 2022, which enabled it to make investments to drive growth, return capital to stockholders via a new share repurchase program, and maintain an exceptionally strong balance sheet.

For a definition of adjusted diluted earnings per share from continuing operations and a reconciliation of this measure to the closest comparable GAAP financial measure, see Appendix B.

Selected financial information

(dollars in millions except per share data) For the year ended May 31	2022 ($)	2021 ($)	2020 ($)
Sales	1,820.0	1,652.3	2,072.0
Operating income	106.9	85.2	41.3
Diluted earnings per share from continuing operations	2.16	1.30	0.71
Cash provided from (used in) operations – continuing operations	89.8	108.5	(19.1)

As of May 31
Working capital	659.0	600.2	1,055.6
Total assets	1,573.9	1,539.7	2,079.0
Total debt	100.0	135.2	602.0
Equity	1,034.5	974.4	902.6

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2022 Proxy statement summary

Key financial achievements

Sales	Adjusted diluted EPS from continuing operations*

*	Please see Appendix B for reconciliations of non-GAAP financial measures.

Coronavirus aid, relief, and economic security act (CARES Act) and compensation

As previously disclosed, on July 30, 2020, the Company entered into a Payroll Support Program Agreement (the “PSP Agreement”) with the U.S. Treasury Department providing the Company with total funding of approximately $57.2 million pursuant to the Coronavirus Aid, Relief, and Economic Security Act (CARES Act). Under the PSP Agreement, the Company and its business were subject to certain restrictions, including, but not limited to, certain limitations on executive compensation through March 24, 2022. These compensation restrictions impacted numerous executive compensation decisions made in Fiscal 2021 and Fiscal 2022. See the “Letter from our Compensation Committee” and “Compensation Discussion and Analysis” for further information.

Executive compensation highlights

Pay-for-Performance and Stockholder Alignment

●	Annual cash bonuses are linked to two key performance metrics critical to the success of our business strategy: adjusted diluted earnings per share from continuing operations (60%) and adjusted net working capital turns (20%). In addition, for Fiscal 2022, the Compensation Committee added certain strategic objectives (20%) to the annual cash bonus program in order to align management interests with priorities that are important to the Company.
●	After a one-year temporary reprieve from the use of performance-based restricted shares due in part to the difficulty of setting long-term targets, the Fiscal 2022 long-term incentive program is 100% equity based, consisting of performance-based restricted shares (50%), stock options (25%) and restricted stock awards (25%).
●	Performance-based restricted shares for Fiscal 2022 are linked to three key performance metrics: adjusted income from continuing operations (70%), return on invested capital (20%) and relative total stockholder return (10%).
●	AAR targets total pay opportunities for its executive officers, individually and as a group, within a competitive range around the median of the market. Due to the challenges in awarding market-competitive compensation to those individuals impacted by the CARES Act in Fiscal Years 2021 and 2022, the Compensation Committee made the determination to make certain one-time, special grants to certain individuals.
●	AAR’s compensation mix – cash versus equity, fixed versus variable, and annual versus longer-term – is consistent with competitive best practices, subject to reductions made to comply with CARES Act restrictions.

2022 Proxy Statement	7

2022 Proxy statement summary

Cash bonuses under the Fiscal 2022 short-term incentive plan

Strategic goal	Compensation measure
Drive profitability and deliver value to stockholders	60%	Adjusted earnings per share from continuing operations
Align management’s interests with priorities that are important to the Company	20%	Strategic objectives
Make efficient use of stockholder capital in support of Company sales	20%	Adjusted net working capital turns

Performance shares under the Fiscal 2022 long-term incentive plan

Strategic goal	Compensation measure
Increase profitability and deliver value to stockholders	70%	Adjusted income from continuing operations
Enhance efficiency in allocating capital to generate higher returns	20%	Average return on invested capital
Outperform peer group* companies in generating stockholder value	10%	Relative total stockholder return
*	Companies include those in the S&P 600 Capital Goods Index.

Fiscal 2022 Compensation of our Chief Executive Officer John M. Holmes*

24.6%	41.4%	17.0%	8.5%	8.5%
Base salary	Performance-based annual cash bonus	Performance-based restricted stock	Stock options	Time-based restricted stock

Fiscal 2022 compensation of our other named executive officers*

26.5%	42.2%	15.7%	7.8%	7.8%
Base salary	Performance-based annual cash bonus	Performance-based restricted stock	Stock options	Time-based restricted stock

*	Excludes the special, one-time grants of equity and deferred cash awards further described in the Compensation Discussion and Analysis, and reflects reductions made at the annual grant cycle due to CARES Act limitations.

Executive compensation program Fiscal Years 2021 and 2022

Over Fiscal Years 2021 and 2022 the Compensation Committee made changes to its compensation program in light of a challenging macroeconomic environment due to the impact of COVID-19, as well as the contractual restrictions in the CARES Act that limited the amount of compensation that could be paid to certain employees through March 24, 2022. As a result of these factors the Compensation Committee took two actions outside its historical practices, as follows:

Elimination of Performance Shares for Fiscal 2021

During Fiscal 2021, the form of compensation awarded under the Long-Term Incentive Program (LTIP) did not include Performance Shares (PSUs). This action was a departure from the Compensation Committee’s established practice of awarding PSUs as 50% of the LTIP mix. Instead, the LTIP program for Fiscal 2021 was comprised of 100% stock options for Mr. Holmes and 70% stock options and 30% Restricted Stock Awards for the other named executive officers. Following an acutely steep decline in the volume of the Company’s business during the early months of COVID-19, the Compensation Committee’s concerns about using PSUs in Fiscal 2021 were two-fold. If the prospective performance targets were set too high, the PSUs may not be

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2022 Proxy statement summary

realistically achievable, and thus fail to serve the goals of alignment and retention. If the targets were set too low, the potential for over-realization of PSU value could once again fail to create alignment. Instead, the Compensation Committee identified stock options as the best available vehicle for establishing some degree of alignment under the unusual circumstances of the COVID-19 pandemic. The Compensation Committee made the commitment to return the LTIP mix to 50% PSUs as soon as possible. Accordingly, in Fiscal 2022, and again in Fiscal 2023, 50% of the LTIP was comprised of PSUs.

Grants of One-Time Awards in Fiscal 2022

In July 2021, the Board met and considered the accomplishments of the Company during Fiscal 2021 and approved a deferred cash retention award of $1,000,000 to Mr. Holmes to be paid to him if he remained employed until March 24, 2022, when the CARES Act restriction period expired. In March 2022, the Compensation Committee met and considered the actions taken and continuing accomplishments of the Company under the leadership of Mr. Holmes, with the support of Christopher A. Jessup and Eric. S. Pachapa, and approved one-time awards of share-based compensation (stock options and restricted stock) to Mr. Holmes, Mr. Jessup and Mr. Pachapa, whose previous share-based compensation had been reduced during Fiscal 2021 and 2022 in order to comply with the statutory limits imposed by the CARES Act. The Committee set the form and amount of these equity awards, when combined with the cash retention award approved for Mr. Holmes, to match approximately the shortfall in equity compensation realized by each of these executives under the CARES Act limitations. These actions were a departure from our general practice of not making one-time awards of share-based compensation or cash bonuses. We believe these actions were necessary to support executive retention and mitigate the misalignment of pay and performance that was imposed by statute under the CARES Act. In doing so, we recognized the superior leadership and financial performance delivered by Mr. Holmes and his senior management team during this most challenging period.

See the “Letter from our Compensation Committee” and “Compensation Discussion and Analysis” for further information.

In addition, we continue to be committed to ensuring pay-for-performance. We believe the outcome of our 2019 through 2021 say-on-pay votes (at least 97% support each year) demonstrated strong stockholder support for our executive compensation program. We will continue to consider investor feedback relating to our executive compensation program.

Say-on-pay vote

Executive compensation practices

What We Do	What We Do Not Do

   Annual say-on-pay stockholder vote

   Emphasis on performance-based or at-risk compensation

   Multi-year vesting periods for stock awards

   Limited perquisites

   “Double trigger” change-in-control provisions in executive agreements

   Meaningful stock ownership and retention guidelines for directors and executive officers

   Prohibition on short sales, pledging and hedging transactions

   Claw-backs of incentive compensation in the event of certain financial restatements

   Annual assessment of incentive compensation plans

No tax gross-ups No repricing of stock options No dividends on performance-based restricted stock unless performance goals are met

Note about links to websites

Links to websites included in this Proxy Statement are provided solely for convenience purposes. Content on the websites, including content on our Company website, is not, and shall not be deemed to be, part of this Proxy Statement or incorporated herein or into any of our other filings with the Securities and Exchange Commission.

2022 Proxy Statement	9

2022 Proxy statement summary

Corporate governance highlights

Our goal is to ensure that our corporate governance practices reflect best practices tailored, as necessary, to the Company’s culture, strategy and performance.

Corporate governance practices

12	10	66.75	11.16 years	75
directors	independent directors	Average age of directors	Average tenure of directors	Director retirement age

   Independent Lead Director

   Majority voting in uncontested director elections

   Stock ownership and retention guidelines

   Annual stock grant to non-employee directors

   Executive sessions of independent directors

   Independent compensation consultant

   Annual Board and Board Committee self-evaluations

   Director orientation and continuing education programs

   All directors on the Audit Committee are “audit committee financial experts”

   Three of our twelve directors are female or racially/ethnically diverse

   Code of business ethics and conduct

   Ethics hotline policy

   Related person transaction policy

   Disclosure committee for financial reporting

   Annual stockholder approval of executive compensation

   Stockholder engagement program

   Independent Board Committees

   Enterprise Risk Management Program

2 of our 12	1 of our 12
directors are female	directors is racially/ethnically diverse

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2022 Proxy statement summary

Environmental, social and governance focus

Our focus on environmental, social and governance (ESG) matters is embedded in our strategy, which is overseen by the Board of Directors. The Board’s standing committees oversee our ESG focus areas based on the delegated subject matter:

●	The Aviation Safety and Training Committee oversees all aspects of aviation safety, including our culture of safety compliance;
●	The Nominating and Governance Committee oversees our governance policies and practices, and reviewed our ESG report on behalf of the Board; and
●	The Audit Committee receives reports related to our ethics hotline and oversees AAR’s cybersecurity planning and protection efforts.

At the management level, we assembled a multidisciplinary team of senior leaders representing legal, communications, human resources, and environmental, health and safety. This group, with input and guidance from senior business leaders, assesses risks and opportunities related to our ESG focus areas, monitors and implements our ESG strategies, tracks our progress and guides our reporting to stakeholders.

Our ESG focus areas

Our ESG focus areas are long-standing AAR priorities that align with our business and our values and are also areas where we believe that we have the greatest opportunity to make a meaningful impact.

Environment	Social	Governance
Protecting the planet	Empowering people	Governing with Integrity

Waste reduction and prevention	Diversity and inclusion	Ethics and compliance

	Military and veteran programs	Safety

STEM and aviation-focused education

Public Diversity Statement

As reflected in our values, we have a long-standing commitment to embracing diversity and fostering a culture of inclusion. In July 2021, we adopted and published the following Public Diversity Statement:

Just as unique parts are essential to an aircraft’s ability to fly, unique talent is essential to AAR’s ability to succeed. Our strength is rooted in our commitment to diversity, equity and inclusion. We create opportunity through new thoughts and ideas to embrace an ever-changing world. These values empower our people to be a team of producers, innovators and world class leaders, who are “Doing It Right” to better connect the world.

This statement was developed by a group of employees selected from throughout the business, reflecting the varied perspectives, experiences and priorities of our workforce.

2022 Proxy Statement	11

Proposal 1 Election of directors

Proposal 1	Election of three directors named in this proxy statement

Board recommendation
Our Board of Directors unanimously recommends that you vote FOR each director nominee.

Proposal summary

We are asking you to elect three directors named in this proxy statement at this annual meeting. The director nominees are: John M. Holmes, Ellen M. Lord and Marc J. Walfish.

Each director nominee is currently serving as a director of the Company. Two of the three director nominees have been determined by the Board to be “independent” within the meaning of the rules of the New York Stock Exchange (“NYSE”) and the SEC.

Director skills & qualifications

The Nominating and Governance Committee believes that the Board is currently well-balanced and able to address our Company’s needs. As evidenced by the biographical information provided below, our directors have significant experience in chief executive or other senior level operating, financial and international management positions.

More than half of our existing directors currently serve as a director of other public companies, which provides them with diverse experiences that can enhance their contribution to our Board.

12

Proposal 1 Election of directors

Set forth below is information regarding the nominees for election as directors and information regarding the directors in each class continuing in office after the annual meeting. Also discussed below are specific experience, qualifications, attributes and skills of our directors considered by the Nominating and Governance Committee as part of its review of our Board’s membership and in connection with its nomination of the candidates for election to the Board at the annual meeting.

	Anthony K. Anderson	Michael R. Boyce	H. John Gilbertson, Jr.	John M. Holmes	Robert F. Leduc	Ellen M. Lord	Duncan J. McNabb	Peter Pace	David P. Storch	Jennifer L. Vogel	Marc J. Walfish
CEO experience
Finance
Accounting
Commercial aerospace
Military aerospace
Services
International business
Sales & marketing
Supply chain & logistics
Operating
M&A
Manufacturing
Government contracting
Information technology
Human resources
Risk management
Corporate governance
Racial diversity
Gender diversity

2022 Proxy Statement	13

Proposal 1 Election of directors

Information about our director nominees and our continuing directors

Information about our director nominees and our continuing directors whose terms expire in future years is set forth below.

Our director nominees

Class II Directors whose terms expire at the 2022 annual meeting:

President and Chief Executive Officer of AAR CORP. Age: 45 Director since: 2017 Other public company directorships: ● None

John M. Holmes     Director

Skills and qualifications

CEO experience, Finance, Commercial aerospace, Services, International business, Sales & marketing, Supply chain & logistics, Operating, M&A, Human resources, Risk management, Corporate governance

Career highlights

President and Chief Executive Officer of AAR CORP. since June 1, 2018. President and Chief Operating Officer from June 1, 2017 to June 1, 2018. From 2015 to June 1, 2017, Chief Operating Officer of the Aviation Services business group of AAR CORP. From 2012 to 2015, Group Vice President, Aviation Services – Inventory Management and Distribution; and prior thereto, General Manager and Division President of AAR Allen Asset Management.

Director qualifications

The Board of Directors concluded that Mr. Holmes should serve as a director of the Company based on his position as President and Chief Executive Officer, his demonstrated leadership and management abilities, and his knowledge of the Company’s businesses, its portfolio of services and the markets in which it competes, and the customer and supplier relationships that Mr. Holmes has developed during his 20-year tenure with the Company.

Age: 62 Director since: 2021 Other public company directorships: ● Parsons Corporation

Ellen M. Lord     Independent Director

Skills and qualifications

CEO experience, Finance, Commercial aerospace, Military aerospace, Services, International business, Sales & marketing, Supply chain & logistics, Operating, M&A, Manufacturing, Government contracting, Information technology, Risk management

Career highlights

Served as the Under Secretary of Defense for Acquisition and Sustainment for the United States Department of Defense from August 2017 until January 2021. President and Chief Executive Officer of Textron Systems from October 2012 to August 2017. Prior to that, served in other leadership positions at Textron Systems and related companies.

Director qualifications

The Board of Directors concluded that Ms. Lord should serve as a director of the Company based on her leadership, management and strategic planning expertise she acquired while serving as the Under Secretary of Defense for Acquisition and Sustainment for the United States Department of Defense, as well as her experience in the private sector working as the Chief Executive Officer of Textron Systems, where she led a multi-billion dollar company with products and services supporting defense, homeland security, aerospace and infrastructure protection.

14

Proposal 1 Election of directors

Age: 70 Director since: 2003 Other public company directorships: ● None

Marc J. Walfish     Independent Director

Skills and qualifications

Finance, Accounting, Sales & marketing, M&A, Risk management

Career highlights

Founding Partner of Merit Capital Partners, a mezzanine investor company formerly known as William Blair Mezzanine Capital Partners, since 1991. From 1978 to 1991, various positions at Prudential Capital Corporation.

Director qualifications

The Board of Directors concluded that Mr. Walfish should serve as a director of the Company based on his experience in the finance industry, including as a founding partner of Merit Capital Partners, his knowledge of the capital markets and his expertise in corporate finance, strategic planning and risk management.

Our continuing directors

Class III Directors whose terms expire at the 2023 annual meeting:

Age: 65 Director since: March 2020 Other public company directorships: ● Dover Corporation

H. John Gilbertson, Jr.     Independent Director

Skills and qualifications

Finance, Accounting, Services, International business, Sales & marketing, M&A, Manufacturing, Risk management, Corporate governance

Career highlights

Retired Managing Director (1997 to 2012) at Goldman Sachs, a global investment banking, securities and investment management firm; also served as Advisory Director (2013 to 2015), and Partner-in-Charge, Midwest Region Investment Banking Services (2001 to 2010); prior thereto, various positions within Goldman Sachs.

Director qualifications

The Board of Directors concluded that Mr. Gilbertson should serve as a director of the Company based on his almost four decades of experience in the professional and financial services industry, his service as a director of other public companies, and his knowledge and experience in corporate finance, capital markets, mergers and acquisitions, financial risk oversight and capital allocation, senior leadership development, succession planning, and organizational culture development.

2022 Proxy Statement	15

Proposal 1 Election of directors

Age: 66 Director since: July 2020 Other public company directorships: ● JetBlue Airways Corporation ● Howmet Aerospace, Inc.

Robert F. Leduc     Independent Director

Skills and qualifications

CEO experience, Finance, Commercial aerospace, Military aerospace, Services, International business, Sales & marketing, Supply chain & logistics, Operating, M&A, Manufacturing, Human resources, Risk management, Corporate governance, Government contracting

Career highlights

President of Pratt & Whitney, an aerospace manufacturer and a subsidiary of United Technologies Corporation, from 2016 until his retirement early 2020. President of Sikorsky Aircraft, a helicopter manufacturer, from 2015 to 2016. Previously, served in leadership positions at Hamilton Sundstrand and UTC Aerospace Systems.

Director qualifications

The Board of Directors concluded that Mr. Leduc should serve as a director of the Company based on his extensive experience in the aviation sector, his operational expertise managing through various down cycles, and his significant experience in enhancing brands and managing talent, in addition to his experience serving on other public company boards.

Age: 70 Director since: 2017 Other public company directorship: ● Atlas Air Worldwide, Inc.

Duncan J. McNabb     Independent Director

Skills and qualifications

Commercial aerospace, Military aerospace, Services, Supply chain & logistics, Operating, Government contracting, Risk management, Corporate governance

Career highlights

Since 2011, Co-Founder and Managing Partner of Ares Mobility Solutions Inc., a privately-held logistics business; General, U.S. Air Force (Retired) after 37 years of active commissioned service. Former Commander, U.S. Air Mobility Command, 33rd Vice Chief of Staff of the U.S. Air Force and Former Commander of US TRANSCOM.

Director qualifications

The Board of Directors concluded that General McNabb should serve as a director of the Company based on his government resourcing and government affairs expertise, his strategic planning, operations and leadership skills and his 37-year record of service with the United States Air Force, including his service as Commander of the United States Transportation Command (the single manager for global air, land and sea transportation for the Department of Defense).

16

Proposal 1 Election of directors

Age: 76 Director since: 2011 Other public company directorship: ● Qualys, Inc. Other public company directorships held in the past five years: ● Rigetti Computing, Inc.

Peter Pace     Independent Director

Skills and qualifications

Commercial aerospace, Military aerospace, Services, Supply chain & logistics, Operating, Government contracting, Information technology, Human resources, Risk management, Corporate governance

Career highlights

General, U.S. Marine Corps (Retired). From 2005 to 2007, Chairman of the Joint Chiefs of Staff, the most senior position in the United States Armed Forces.

Director qualifications

The Board of Directors concluded that General Pace should serve as a director of the Company based on his leadership and management skills and experience from over 40 years of service with the United States Marine Corps, culminating in his appointment as the 16th Chairman of the Joint Chiefs of Staff (where he served from 2005 to 2007 as the principal military advisor to the President, the Secretary of Defense, the National Security Council and the Homeland Security Council), his understanding of the government and defense markets, his cybersecurity expertise and his current and prior service as a director of other public companies.

Class I Directors whose terms expire at the 2024 annual meeting:

Age: 66

Director since: 2012

Other public company directorships:

●  Avery Dennison Corp.

●  Exelon Corp.

●  Marsh & McLennan Companies

Other public company directorships held in the past five years:

●  First American Financial Corporation

Anthony K. Anderson     Independent Director

Skills and qualifications

CEO experience, Finance, Accounting, Services, Sales & marketing, Operating, M&A, Risk management, Corporate governance

Career highlights

Since April 2012, an independent business consultant. From 2006 to April 2012, Vice Chair and Managing Partner of Midwest Area at Ernst & Young LLP, a global accounting and consulting firm. Prior thereto, Mr. Anderson served in various management positions during a 35-year career with Ernst & Young LLP.

Director qualifications

The Board of Directors concluded that Mr. Anderson should serve as a director of the Company based on his 35 years working with a global accounting and consulting firm, his accounting and financial knowledge, his leadership in developing talent management programs, his service as a director of other public companies, and his professional, civic and charitable service, including as a director of private companies and numerous not-for-profit organizations.

2022 Proxy Statement	17

Proposal 1 Election of directors

Age: 74 Director since: 2005 Other public company directorships: ● None Other public company directorships held in the past five years: ● Stepan Company

Michael R. Boyce     Independent Director

Skills and qualifications

CEO experience, Finance, International business, Sales & marketing, Supply chain & logistics, Operating, M&A, Manufacturing, Risk management, Corporate governance

Career highlights

Since 2018, Chairman, Chief Executive Officer and Managing Director of Peak Investments, LLC (an operating and acquisition company). Retired Chairman of the Board of PQ Corporation (a specialty chemicals and catalyst company) where he served from 2017 to 2019. From 2005 to 2017, Chairman and Chief Executive Officer of PQ Corporation.

Director qualifications

The Board of Directors concluded that Mr. Boyce should serve as a director of the Company based on his experience in leading two global organizations, his insight into global manufacturing, supply and distribution practices and his international business development skills.

Age: 69

Director since: 1989

Other public company directorships:

●  None

Other public company directorships held in the past five years:

●  Kemper Corporation

●  KapStone Paper and Packaging Corp.

On July 18, 2022, Mr. Storch advised the Board that he will retire as Chairman and as a member of the Board, effective as of the close of business on January 10, 2023.

David P. Storch     Chairman of the Board

Skills and qualifications

CEO experience, Commercial aerospace, Military aerospace, Services, International business, Sales & marketing, Supply chain & logistics, Operating, M&A, Manufacturing, Government contracting, Human resources, Risk management, Corporate governance

Career highlights

Chairman of the Board of AAR CORP. since 2005. Chief Executive Officer from 1996 to May 31, 2018 and President from 1989 to 2007 and 2015 to 2017.

Director qualifications

The Board of Directors concluded that Mr. Storch should serve as a director of the Company based on his previous position as Chief Executive Officer of the Company, his leadership and management skills, his understanding of the Company’s businesses gained during his 40-year career with the Company and his knowledge of the commercial aviation and government/defense markets.

18

Proposal 1 Election of directors

Age: 60

Director since: 2016

Other public company directorships:

●  None

Other public company directorships held in the past five years:

●  American Science and Engineering, Inc.

●  Clearwire Corporation

●  Virgin America, Inc.

Jennifer L. Vogel     Independent Director

Skills and qualifications

Commercial aerospace, Services, International business, M&A, Government contracting, Human resources, Risk management, Corporate governance

Career highlights

2012 to 2020, co-founder and owner of InVista Advisors, an advisory firm focused on legal department effectiveness, leadership, compliance, crisis readiness and risk management. From 2003 to 2010, Senior Vice President, General Counsel, Secretary and Chief Compliance Officer of Continental Airlines, Inc.

Director qualifications

The Board of Directors concluded that Ms. Vogel should serve as a director of the Company based on her experience as a highly successful corporate executive with over 25 years of leadership experience in the airline and energy industries, including her leadership positions with Continental Airlines, her legal and corporate governance expertise, her experience in regulatory issues, mergers and acquisitions, ethics and compliance matters and her past experience as a director of other public companies, including Virgin America, Inc.

2022 Proxy Statement	19

Proposal 1 Election of directors

Our culture

Our purpose—doing it right to better connect the world

At AAR, we constantly search for the right thing to do for our customers, for our employees, for partners and for society. We wake up in the morning knowing we have to deliver and we leave at the end of the day having done our best and determined to return the next day to do even better. We do not rest on our earlier accomplishments.

In 1955, American aviation was the new tech industry. AAR—a startup—was already supplying parts to the aviation industry—efficiently moving inventory, setting in motion our participation in America’s great boom.

Today, from Chicago to London to Singapore to Dubai, our customers, employees and partners are helping us do what is right worldwide—and that includes being a vital link in commercial airline safety and supporting the U.S. military and its allies. Our commitment to our government customers also continued in Fiscal 2022 as demonstrated, in particular, by the logistics and supply chain programs we provide in support of the U.S. Navy, U.S. Air Force, U.S. Marshals Service, and U.S. Department of State.

Through our AAR Aviation Services and Expeditionary Services businesses, we design technical, operational, logistic and financial solutions—doing it right and quickly delivering our customers safety, efficiencies and competitiveness. This lets them do what they do best—fly and connect the world.

Our mission

To be the best at designing and delivering technical, operational and financial solutions to enhance the efficiency and competitiveness of our commercial aviation and government customers.

Our values

Our strategy

Our strategy is to become the leading independent provider of innovative solutions to the aviation aftermarket. We will achieve this strategy through our ability to:

●	Execute through focus on customer satisfaction and cost leadership;
●	Pursue connected businesses that reinforce collective growth prospects;
●	Leverage data and digital to deliver better customer-focused solutions;
●	Expand margins through intellectual property;
●	Increase our global footprint into emerging markets;
●	Leverage our independence to provide feasible solutions; and
●	Attract, empower and deploy exceptional, entrepreneurial talent.

20

Proposal 1 Election of directors

Aviation Services – connected businesses model

Integrated businesses leveraged to reinforce and grow the whole

Together, our Aviation Services “Connected Businesses” – Parts Supply (Trading and OEM aftermarket solutions), MRO Services and Integrated Solutions (Government and Commercial Programs) – aim to drive growth through best–in–class services within each discipline and leverage each to reinforce and grow the whole.

We also remain focused on enhancing our manufacturing capabilities at our Mobility Systems business.

Corporate governance

Good corporate governance is an essential part of our corporate culture. We review our corporate governance policies and procedures on an annual basis. We strive to emulate “best practices,” tailoring them, as appropriate, to fit our culture, strategy and performance. We believe that we comply with all applicable SEC and NYSE corporate governance rules and regulations. We also have adopted additional corporate governance practices that we believe are in the best interests of the Company and its stockholders.

Copies of the following corporate governance documents are available on the Company’s website at www.aarcorp.com under “Investors / Corporate Governance”:

●	Audit Committee Charter
●	Compensation Committee Charter
●	Nominating and Governance Committee Charter
●	Aviation Safety and Training Committee Charter
●	Executive Committee Charter
●	Corporate Governance Guidelines
●	Categorical Standards for Determining Director Independence
●	Code of Conduct

These corporate governance documents are also available in print to any stockholder upon written request to the Secretary of the Company at the Company’s address listed on the first page of this proxy statement.

2022 Proxy Statement	21

Proposal 1 Election of directors

Stockholder engagement

We recognize and value the importance of engaging with our stockholders and other key constituents in an open and constructive manner.

Why we engage

The purposes of our stockholder engagement program are to promote communication, increase transparency and, most importantly, better understand and address the perspectives of our stockholders. We believe that opportunities to receive and consider stockholder feedback enhance, in particular, our corporate governance and executive compensation practices, which in turn will contribute to the long-term value of the Company.

Fiscal 2022 outreach

In Fiscal 2022, we estimate that we communicated with stockholders owning over a majority of our actively managed outstanding shares.

We also engage directly with and consider carefully the viewpoints of the proxy advisory firms that represent the interests of various stockholders.

Fiscal 2022 engagement covered

Through our stockholder engagement program, we participated in numerous investor meetings which included telephone calls with stockholders and presentations at various investor conferences. These interactions allow investors the opportunity to meet, ask questions of, and provide advice to, our key executives.

BUSINESS	FINANCIAL RESULTS	DIGITAL INITIATIVES
STRATEGY
EXECUTIVE COMPENSATION PRACTICES
OPERATING PERFORMANCE
We listened to our stockholders

What we heard	What we did	Implementation date
Concerns about our Rights Agreement	Board terminated Rights Agreement	October 2020
Concerns about performance-based restricted shares	Introduced relative total stockholder return as a new metric	July 2018
Concerns about plurality voting	Adopted majority voting	June 2018

22

Proposal 1 Election of directors

Director nominations and qualifications

The Board of Directors, acting through its Nominating and Governance Committee, is responsible for identifying, evaluating and recommending candidates for director.

Solicitation of director candidate recommendations

The Nominating and Governance Committee solicits director candidate recommendations from management, other directors, business and community leaders and stockholders. The Nominating and Governance Committee also may retain the services of a search firm to assist in identifying director candidates.

Candidate considerations

The Nominating and Governance Committee considers all director candidates in the same manner, regardless of whether recommendations come from the Board, stockholders or other sources. In its evaluation of director candidates, the Nominating and Governance Committee considers the factors specified in the Company’s Corporate Governance Guidelines, including:

●	A high level of integrity and professional and personal ethics and values consistent with those of the Company;
●	Professional background and relevant business and industry experience;
●	Current employment, leadership experience and other board service;
●	Demonstrated business acumen or special technical skills or expertise (e.g., auditing, financial, law and aviation/aerospace);
●	A commitment to enhancing stockholder value and serving the interests of all stockholders;
●	Independence (including within the meaning of the applicable SEC rules and applied to all NYSE rules) and freedom from any conflicts of interest that may interfere with a director’s ability to discharge his/her fiduciary duties;
●	Willingness and ability to make the commitment of time and attention necessary for effective Board service;
●	A balance of business, financial and other experience, expertise, capabilities and perspectives among sitting directors in the context of the current composition of the Board, operating requirements of the Company and long-term interests of stockholders; and
●	Other factors the Nominating and Governance Committee deems appropriate.

Consideration of inclusive diversity and expertise

The Nominating and Governance Committee considers the racial, ethnic and gender diversity of the Board and director candidates, as well as the diversity of their knowledge, skills, experience, background and perspective, to ensure that the Company maintains the benefit of a diverse, balanced and effective Board. In order to help facilitate the evaluation of diverse candidates, the Board adopted amended Corporate Governance Guidelines in December 2019 that mandate that a diverse candidate must be included in any director search. The Nominating and Governance Committee and the full Board maintain a current matrix of skills, competencies and experiences of each director. This matrix enables the Committee and the Board to ensure that the Board as a whole has the diversity of expertise and experience necessary for the effective oversight of the Company.

Recommendation

Following its evaluation of director candidates, the Nominating and Governance Committee recommends its director nominees to the full Board of Directors. Based on its review and consideration of the Committee’s recommendation, the Board makes the final determination of the director nominees to be presented for election by the Company’s stockholders.

2022 Proxy Statement	23

Proposal 1 Election of directors

A full list of the qualifications of director candidates considered by the Committee is set forth in the Corporate Governance Guidelines on the Company’s website at www.aarcorp.com under “Investors/Corporate Governance” and is available in print to any stockholder upon written request to the Secretary of the Company at the address listed on the first page of this proxy statement. The Nominating and Governance Committee regularly reviews these qualifications and the performance of individual directors and the Board as a whole.

Stockholders may submit a proposed director nomination to the Nominating and Governance Committee for consideration at the 2023 annual meeting of stockholders by writing to the Secretary, AAR CORP., 1100 North Wood Dale Road, Wood Dale, Illinois 60191. To be eligible for consideration under the Company’s By-Laws, a proposed nomination must be received by the Secretary of the Company no later than March 24, 2023, must state the reasons for the proposed nomination and must contain the information required under the Company’s By-Laws, including the full name and address of the proposed nominee, a brief biographical background setting forth the nominee’s past and present directorships, principal employment and occupation and information as to stock ownership and certain arrangements regarding the Company’s common stock. A proposed nomination must also include a statement indicating that the proposed nominee has consented to being named in the proxy statement and to serve if elected.

Universal Proxy Rules. In addition to satisfying the requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-9 under the Securities Exchange Act of 1934, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the annual meeting (for the 2023 annual meeting of stockholders, no later than July 22, 2023). However, if the date of the 2023 annual meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2023 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2023 annual meeting of stockholders is first made.

Director independence

A majority of the members of the Board of Directors must be independent directors under the Company’s Corporate Governance Guidelines and applicable SEC and NYSE rules. The Nominating and Governance Committee and the Board of Directors review each director annually and make a determination concerning independence after consideration of all known facts and circumstances. The Board has established categorical standards to assist it in determining director independence. The Company’s “Categorical Standards for Determining Director Independence” include all of the elements of the applicable SEC and NYSE rules with respect to director independence.

Based on these categorical standards, its review of all relevant facts and information available, and the recommendations of the Nominating and Governance Committee, the Board, at its meeting in July 2022, affirmatively determined that no director has a material relationship with the Company that would impair the director’s ability to exercise independent judgment and, accordingly, that each director is an independent director, except for Mr. Storch and Mr. Holmes.

Director independence
10 of 12
directors are independent

The Board’s independence determinations consider the impact of Board service tenure on a director’s independence, particularly with respect to directors with 10 or more years of Board service. The Board concluded that all longer-tenured directors, based on their communications and interactions with management, their decisions and their adherence to their fiduciary duties to stockholders, have demonstrated their independence from management, except for Mr. Storch.

24

Proposal 1 Election of directors

Board composition and refreshment

The Board’s has undergone a series of changes since 2017, and will continue to evolve in light of the upcoming director retirements in accordance with the Company’s director retirement policy, as follows:

March

H. John Gilbertson, Jr. appointed to Board.

July

Robert F. Leduc appointed to Board.

October

Ronald B. Woodard and Patrick J. Kelly retired.

H. John Gilbertson, Jr. appointed as Chair of the Compensation Committee upon Ronald B. Woodard’s retirement.

July

David P. Storch (current Chairman) announces his intention to retire in January 2023. Upon his retirement, John M. Holmes will be Chairman of the Board.

September

James E. Goodwin (current Lead Director and Chair of Nominating and Governance) will retire at our 2022 annual meeting in accordance with our director retirement policy. Upon his retirement, Marc J. Walfish will be the Lead Director and Anthony K. Anderson will be Chair of the Nominating and Governance Committee.

2020	2021	2022	2023-2024

	April Ellen M. Lord appointed to Board.		At the 2023 and 2024 annual meetings Peter Pace and Michael R. Boyce will retire, respectively, in accordance with our director retirement policy.

The Board currently consists of twelve directors that are divided into three classes, designated as Class I, Class II and Class III. The Company has added three new directors — H. John Gilbertson, Jr., Robert F. Leduc and Ellen M. Lord — in the last five years as a part of its ongoing Board refreshment process. There are four director retirements, including Mr. Goodwin’s following the 2022 annual meeting, and Mr. Storch’s in January 2023, upcoming in the next four years. The Board, therefore, will have the opportunity to continue to adjust its composition by seating a new generation of directors to lead the Company as it seeks to solidify and enhance its status in the aviation services markets. In accordance with the director retirement policy included in the Board’s Corporate Governance Principles, Mr. Goodwin was not nominated for re-election at the 2022 annual meeting, and his term on the Board will expire at the conclusion of the 2022 annual meeting. Effective upon the expiration of Mr. Goodwin’s term at the 2022 annual meeting, the size of the Board will be reduced from twelve members to eleven members and the size of Board Class II will be reduced from four members to three members, pursuant to action taken by the Board. Similarly, upon Mr. Storch’s retirement in January 2023, the board will be reduced from eleven to ten members, and the size of the Board Class I will be reduced from four to three members.

Average tenure: 11.16 years

In considering director candidates, the Board takes into account the skills, tenure and diversity of current directors to ensure that there is a proper balance between director stability and fresh perspectives in the boardroom.

As a part of this effort, the Board maintains a director matrix to ensure that the Board, as a whole, has the expertise, experience, diversity and skillset critical to the Company’s continued success.

2022 Proxy Statement	25

Proposal 1 Election of directors

The Board’s role and responsibilities

Role and responsibilities of the Board

The Board of Directors is elected by the Company’s stockholders and represents their interests in overseeing the Company’s management, strategic direction and financial success. The Board exercises its oversight responsibilities directly and through its Committees.

The Board identified and gives particular attention to four “Critical Areas of Board Focus”.

1	Risk management (including cybersecurity)

Effective risk management is an important Board priority. The risk oversight function at the Board begins with a fundamental understanding of the Company’s culture, business and strategy. The Board delegates significant aspects of its risk management oversight responsibilities to its Committees, as detailed below for each Board Committee under “Key Risk Oversight Responsibilities.” The Board also works with management in managing risk through robust and comprehensive internal processes, an effective internal control environment and an enterprise risk management program.

In addition, the Board places significant emphasis on the identification and management of cybersecurity risks. The Board and Audit Committee receive regular reports from management on system vulnerabilities and security measures in effect to deter or mitigate breaches or hacking activities.

The Company’s Annual Report on Form 10-K for Fiscal 2022 includes in Part I, “Item 1A, Risk Factors” a listing of the significant risks facing the Company.

2	Strategic planning

The Board oversees the Company’s business and capital allocation strategies. It discusses strategic planning at each Board meeting and typically holds a special strategy session with management each year dedicated exclusively to strategic planning. This session focuses on the development and implementation of the Company’s short-term, intermediate-term and long-term strategic plans. The Board and management review and discuss the Company’s operations, and financial and non-financial performance. They analyze aviation industry developments and trends, the Company’s service and solution offerings and the competitive landscape in which the Company operates.

The Board monitors management’s performance in the execution of the Company’s strategy throughout the year. It receives regular updates from management at each meeting on strategic opportunities and risks that the Company is currently assessing or addressing, including through the oversight of management’s enterprise risk management program.

3	Management development, succession planning and diversity

AAR’s Board places a high priority on senior management development and succession planning. The Board, primarily through the Nominating and Governance Committee, conducts an annual evaluation review focused on CEO succession planning as well as the succession planning and retention practices for senior management leaders.

The annual review addresses the development and evaluation of current and potential senior leaders, and the development of short-term and longer-term succession plans for key positions, including a succession plan for the CEO position. The Board also has a CEO emergency succession planning process to address unanticipated events and emergency situations.

The annual review also includes a diversity presentation that provides information on minority hiring and retention, as well as the status of the Company’s diversity and inclusiveness programs, including outreach programs focused on increasing the employee applicant pool, particularly for women, minorities and veterans. The Board is focused on improving diversity at all levels of the Company, but particularly at the middle and senior management levels. In order to help facilitate the evaluation of diverse candidates, the Board adopted amended Corporate Governance Guidelines that mandate that a diverse candidate must be included in any director search. Similarly, management has adopted internal goals with respect to diverse hiring and supplier spend. In addition, management, with the Board’s oversight, published AAR’s 2021 ESG Report that further discusses AAR’s efforts in this regard.

4	Company performance

The Board receives regular updates relating to the Company’s financial performance against key measures, including sales growth, earnings per share growth, selling, general and administrative expense as a percentage of sales, return on invested capital and working capital turnover. The Board oversees operational performance at the Company’s business units through management presentations at each meeting.

The Board regularly reviews and compares its corporate governance profile against its peer group companies, competitors and market indices and is committed to engaging with and listening to its various stakeholders. As an example, in response to investor feedback, the Company terminated its Rights Agreement in October 2020, prior to its expiration date.

26

Proposal 1 Election of directors

Role and responsibilities of the Board committees

The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, an Aviation Safety and Training Committee, and an Executive Committee. The following table outlines the risk oversight and general responsibilities of the Board committees as well the composition of such committees during Fiscal 2022:

Nominating and Governance Committee

James E. Goodwin*

Chair

Members
Anthony K. Anderson
Michael R. Boyce
Ellen M. Lord
Duncan J. McNabb
Jennifer L. Vogel
Marc J. Walfish

*Note that Mr. Anderson has been appointed as Chair to serve following Mr. Goodwin’s retirement at the expiration of his term at the 2022 annual meeting.

Role and responsibilities

The Nominating and Governance Committee is comprised entirely of independent directors qualified to serve on the Committee under applicable SEC and NYSE rules and the Company’s Categorical Standards for Determining Director Independence.

The Nominating and Governance Committee acts under a written charter adopted by the Board of Directors. The charter was last reviewed and approved by the Nominating and Governance Committee and the Board of Directors at their July 2022 meetings. The full text of the Nominating and Governance Committee charter appears on the Company’s website at www.aarcorp.com/investor-relations/corporate-governance and is available in print to any stockholder upon written request to the Secretary of the Company at the Company’s address listed on the first page of this proxy statement.

The Nominating and Governance Committee is responsible for both nominating and governance matters as described in its charter. The Nominating and Governance Committee performs the specific functions described in its charter, including:

●   Oversees the composition, structure and evaluation of the Board and its committees;

●   Conducts, together with the Compensation Committee, an annual performance evaluation of the Chief Executive Officer;

●   Reviews, considers, and acts upon related person transactions;

●   Reviews succession plans for the Chief Executive Officer and Chief Financial Officer and recommends individuals to fill these positions;

●   Reviews, assesses and oversees the Company’s corporate responsibility strategy, practices and policies related to certain environmental, social and governance matters, including specifically those related to sustainability and public issues of significance which affect investors and other key stakeholders, and oversees risks related to these matters, and, if appropriate, make recommendations to the Board concerning the same;

●   Develops and recommends Corporate Governance Guidelines for Board approval; and

●   Monitors and screens directors for independence and recommends to the Board qualified candidates for election as directors and to serve on Board committees.

The Nominating and Governance Committee held four meetings during Fiscal 2022.

Key risk oversight responsibilities

●   Corporate governance

●   Board and committee membership

●   Succession planning

●   Diversity

●   Corporate responsibility strategy, practices and policies

●   Board, committee and CEO effectiveness

●   Related person transactions

The Nominating and Governance Committee oversees and reports to the Board on corporate governance risks, including Board and committee membership, director independence and related person transactions. It makes recommendations to the full Board on succession planning at the Chief Executive Officer and senior executive level and the annual evaluation of the performance of the Board of Directors.

2022 Proxy Statement	27

Proposal 1 Election of directors

Compensation Committee

H. John Gilbertson, Jr. Chair Members Anthony K. Anderson Michael R. Boyce Robert F. Leduc Ellen M. Lord Peter Pace Jennifer L. Vogel

Role and responsibilities

The Compensation Committee is comprised entirely of independent directors qualified to serve on the Compensation Committee under applicable SEC and NYSE rules and the Company’s Categorical Standards for Determining Director Independence.

The Compensation Committee acts under a written charter adopted by the Board of Directors. The charter was last reviewed and approved by the Compensation Committee and the Board of Directors at their July 2022 meetings. The full text of the Compensation Committee charter appears on the Company’s website at www.aarcorp.com/investor-relations/corporate-governance and is available in print to any stockholder upon written request to the Secretary of the Company at the Company’s address listed on the first page of this proxy statement.

The Compensation Committee is primarily concerned with establishing, reviewing and approving Chief Executive Officer compensation, reviewing and approving other senior executive compensation and overseeing the Company’s stock plans and other executive compensation and employee benefit plans. The Compensation Committee performs the specific functions described in its charter, including:

●   Sets the compensation of the Chief Executive Officer and, together with the Nominating and Governance Committee, conducts an annual performance review of the Chief Executive Officer;

●   Reviews and approves compensation policies and practices for all elected corporate officers, including named executive officers;

●   Administers the Company’s short-term incentive plan and the long-term incentive stock plan, and reviews and monitors awards under such plans, including, if desired, by delegating to the Chief Executive Officer in his capacity as a director of the Company the authority to grant to persons other than himself stock-based awards under incentive compensation and stock plans of up to an aggregate of 50,000 shares in any one fiscal year and in accordance with the terms of such plans;

●   Recommends director compensation and benefits to the Board for approval; and

●   Oversees administration of certain other employee benefit, director deferred compensation, savings and retirement plans.

The Compensation Committee held six meetings during Fiscal 2022. Information about the roles of the Committee’s independent compensation consultant and management in the executive compensation process is set forth under “Executive Compensation — Compensation Discussion and Analysis.”

Key risk oversight responsibilities

●   Target-setting under annual cash bonus programs

●   Target-setting under performance-based restricted share programs

●   Compensation policies and practices

●   Impact of performance-based compensation on risk-taking by management

●   Compensation consultant independence

●   Executive employment agreements

The Compensation Committee oversees and reports to the Board on the Company’s cash bonus programs and stock-based compensation to ensure that they are appropriately structured to incentivize officers and key employees while avoiding unnecessary or excessive risk-taking.

28

Proposal 1 Election of directors

Audit Committee

Marc J. Walfish Chair Members H. John Gilbertson, Jr. James E. Goodwin Robert F. Leduc Duncan J. McNabb Peter Pace

Role and responsibilities

The Audit Committee is comprised entirely of independent directors qualified to serve on the Audit Committee under applicable SEC and NYSE rules and the Company’s Categorical Standards for Determining Director Independence. The Board of Directors has determined that each Audit Committee member is financially literate and that each of Messrs. Walfish, Gilbertson, Goodwin, Leduc, McNabb and Pace is an “audit committee financial expert” within the meaning of applicable SEC rules.

The Audit Committee acts under a written charter adopted by the Board of Directors. The charter was last reviewed and approved by the Audit Committee and the Board of Directors at their July 2022 meetings. The full text of the Audit Committee charter appears on the Company’s website at www.aarcorp.com/investor-relations/corporate-governance and is available in print to any stockholder upon written request to the Secretary of the Company at the Company’s address listed on the first page of this proxy statement.

The Audit Committee’s primary responsibility is to assist the Board of Directors in fulfilling its duty to stockholders to oversee and review: the quality and integrity of the Company’s financial statements and internal controls over financial reporting; the qualifications, independence and performance of the Company’s independent registered public accounting firm; and the performance of the Company’s Internal Audit function.

The Audit Committee performs the specific functions described in its charter, including:

●   Approves and engages the independent registered public accounting firm that audits the Company’s consolidated financial statements;

●   Pre-approves all non-audit and audit-related services furnished by the independent registered public accounting firm;

●   Maintains communication between the Board and the independent registered public accounting firm;

●   Monitors the qualifications, independence and performance of the independent registered public accounting firm;

●   Oversees and reviews the Company’s financial reporting processes and practices;

●   Oversees and reviews the quality and adequacy of internal controls over financial reporting, disclosure controls and the organization and performance of the Company’s internal audit department;

●   Reviews the scope and results of audits;

●   Oversees the Company’s enterprise risk management program; and

●   Meets with the independent registered public accounting firm representatives and internal audit department representatives without members of management present.

The Audit Committee held five meetings during Fiscal 2022.

Key risk oversight responsibilities

●   Risk assessment and risk management practices

●   Financial reporting and investor disclosure

●   Accounting and auditing

●   Quality and adequacy of processes and internal controls

●   Cybersecurity risk

●   Ethics Hotline

●   Oversight of enterprise risk management program

The Audit Committee reviews and assesses management’s processes for managing risks relating to accounting, financial reporting, investment, tax and legal compliance, risks identified by the Company’s internal and external auditors, and matters raised through the Company’s Ethics Hotline.

The Audit Committee oversees the enterprise risk management process, which is led by the Company’s internal audit department and includes developing and implementing risk mitigation strategies, overseeing the effectiveness of the risk mitigation strategies and reporting to the Audit Committee. The results of the Company’s enterprise risk management process are reported to the Audit Committee to review and discuss the Company’s principal risks and outline its risk mitigation approach for addressing these risks.

2022 Proxy Statement	29

Proposal 1 Election of directors

Aviation Safety and Training Committee

Duncan J. McNabb Chair Members Robert F. Leduc Jennifer L. Vogel

Role and responsibilities

The Aviation Safety and Training Committee is comprised entirely of independent directors, as determined by the Company’s Categorical Standards for Determining Director Independence.

The Aviation Safety and Training Committee was formed in December 2020 and acts under a written charter adopted by the Board of Directors. The charter was last reviewed and approved by the Aviation Safety and Training Committee and the Board of Directors at their July 2022 meetings. The full text of the Aviation Safety and Training Committee charter appears on the Company’s website at www.aarcorp.com/investor-relations/corporate-governance and is available in print to any stockholder upon written request to the Secretary of the Company at the Company’s address listed on the first page of this proxy statement.

The Aviation Safety and Training Committee assists the Board in the oversight of aviation safety matters relating to the Company’s operations as described in its charter. The Aviation Safety and Training Committee performs the specific functions described in its charter, including:

●   Monitors policies and processes relating to the delivery of services and products in a manner to promote safety;

●   Monitors efforts to ensure the safety of employees and create a culture of safety compliance; and

●   Periodically reviews all aspects of aviation safety as it may affect business operations including, without limitation:

o   The Federal Aviation Administration’s Voluntary Disclosure Reporting Program;

o   Regulatory findings and corrective actions;

o   Safety training and programs; and

o   The Company’s safety management system and reporting of injury/lost time and aircraft damage/accidents, and any response thereto.

The Aviation and Safety Training Committee held four meetings during Fiscal 2022.

Key risk oversight responsibilities

●   Safety compliance

●   Reporting practices

●   Training programs

The Aviation Safety and Training Committee oversees and reports to the Board on aviation safety-related risks.

30

Proposal 1 Election of directors

Executive Committee

David P. Storch*

Chair

Members
James E. Goodwin
John M. Holmes
Jennifer L. Vogel
Marc J. Walfish

*Note that subject to Mr. Holmes’s re-election to the Board at the 2022 annual meeting, Mr. Holmes has been appointed as Chair to serve following Mr. Storch’s retirement in January 2023.

Role and responsibilities

The Executive Committee acts under a written charter adopted by the Board of Directors. The charter was last reviewed and approved by the Board of Directors at its July 2022 meeting. The full text of the Executive Committee charter appears on the Company’s website at www.aarcorp.com/investor-relations/corporate-governance and is available in print to any stockholder upon written request to the Secretary of the Company at the Company’s address listed on the first page of this proxy statement.

The Executive Committee is authorized to meet between meetings of the Board of Directors and exercise certain powers of the Board with respect to urgent matters or other matters referred to it by the Board for deliberation or action, subject to limitations imposed by the Committee’s charter, the Board, applicable law and the Company’s By-Laws.

The Executive Committee did not meet during Fiscal 2022.

Board, management and employee interaction

The Board and its committees receive information from, and have regular access to, individual members of management responsible for managing risk, including the Company’s President and Chief Executive Officer, the Chief Financial Officer, the Controller and Chief Accounting Officer, the General Counsel, the Internal Auditor, the Chief Compliance Officer and the business group leaders.

The directors, when possible, also meet each quarter with a broader group of the Company’s employees at regularly scheduled Board dinners and in other informal settings to learn more about the Company’s businesses, employees and culture. The Board also periodically holds meetings at a Company facility other than the corporate headquarters to promote interaction with local management and employees and allow directors a first-hand opportunity to inspect and better understand the Company’s business operations.

Executive sessions

The independent directors of the Board meet in executive session without management as part of each regular Board meeting and otherwise when circumstances make it advisable or necessary. The independent directors also hold meetings with and without the Chairman of the Board. The Lead Director presides at all executive sessions of the independent directors. The independent directors met separately as a group on four occasions in Fiscal 2022.

2022 Proxy Statement	31

Proposal 1 Election of directors

Board structure

Board leadership

The Board of Directors determines the appropriate leadership structure for the Board and the Company consistent with the best interests of stockholders. The leadership structure is intended to promote strong oversight, encourage open and independent viewpoints and contribute to the long-term success of the Company and the effective performance of the Board. The Board regularly reviews the Company’s leadership structure.

Effective June 1, 2018, the Board approved the separation of the Chairman of the Board and Chief Executive Officer roles, appointing David P. Storch as Chairman of the Board and electing John M. Holmes as Chief Executive Officer of the Company. The Board believes that this is the most effective leadership structure for the Company at this time, but reserves the right to make future changes in the best interests of stockholders. In fact, when Mr. Storch announced he planned to retire in January 2023, the Board appointed Mr. Holmes as Chairman upon Mr. Storch’s retirement, subject to his re-election at the Fiscal 2022 annual meeting, because it concluded that having a consolidated role was in the best interests of the Company’s stakeholders upon Mr. Storch’s retirement.

In addition to the current separate Chairman of the Board and Chief Executive Officer roles, the Company has an Independent Lead Director of the Board of the Directors, a position established under the Corporate Governance Guidelines and elected annually by the independent directors.

The following provides a brief description of the key responsibilities of the Company’s Chairman of the Board, President and Chief Executive Officer and Lead Director:

David P. Storch Chairman of the Board*	John M. Holmes President and Chief Executive Officer*	James E. Goodwin Lead Independent Director*

Key responsibilities

●  Chairs Board meetings and annual meetings of stockholders

●  Has the authority to call Board meetings

●  Collaborates on Board meeting agendas, meeting schedules and information sent to the Board

●  Serves as a liaison between the Chief Executive Officer and the independent directors

●  Works with the Chief Executive Officer on key strategic, operational and financial matters

Key responsibilities

●  Manages the Company’s day-to-day operations

●  Has the authority to call Board meetings

●  Collaborates on Board meeting agendas, meeting schedules and information sent to the Board

●  Develops and implements the Company’s business strategy and capital allocation strategy

●  Serves as the Company’s principal spokesperson

●  Represents the Company to customers, suppliers and industry partners

Key responsibilities

●  Presides at all Board meetings when the Chairman of the Board is not present

●  Has the authority to call Board meetings and meetings of the independent directors

●  Chairs executive sessions of the independent directors

●  Consults with and serves as a liaison among the Chairman of the Board, the Chief Executive Officer and the independent directors

●  Facilitates the Board and Board Committee self-evaluation process

*	Subject to Mr. Holmes’s re-election to the Board at the 2022 annual meeting, Mr. Holmes has been appointed as Chair to serve following Mr. Storch’s retirement in January 2023. Subject to Mr. Walfish’s re-election to the Board at the 2022 annual meeting, Mr. Walfish has been appointed as Lead Director to serve following Mr. Goodwin’s retirement at the expiration of his term at the 2022 annual meeting. Upon Mr. Storch’s retirement, Mr. Holmes will assume the duties of Chairman outlined above, to the extent relevant and not redundant with his current duties, and the Lead Director will assume the role of serving as a liaison between the Chairman and Chief Executive Officer and the independent directors.

32

Proposal 1 Election of directors

Board practices and policies

Board meetings and attendance

During Fiscal 2022, the Board held seven meetings. All directors attended at least 75% of the Board meetings and meetings of Board committees on which they served in Fiscal 2022.

The Company’s Corporate Governance Guidelines provide that directors are expected to attend all stockholder meetings. All directors serving at the time attended the Company’s 2021 annual meeting of stockholders.

Board and committee evaluations

Our Nominating and Governance Committee conducts an annual evaluation of the performance of the Board. The Board’s Lead Director reports the evaluation results — which include an assessment of the Board’s performance as well as the identification of specific areas for improvement — to the full Board. Each Board committee also conducts an annual evaluation of its performance and reports the results to the full Board.

Board retirement policy

Our Corporate Governance Guidelines fix the director retirement age at 75 (a director who turns 75 when his or her Class is not up for election may serve out the remaining term of the Class). The Board may make an exception to this requirement if it affirmatively determines that a director’s skills, experience or other relevant factors merit extended service as a director. The Board has used this exception only one time since the adoption of the retirement policy.

In accordance with the director retirement policy included in the Board’s Corporate Governance Principles, Mr. Goodwin was not nominated for re-election at the 2022 annual meeting, and his term on the Board will expire at the conclusion of the 2022 annual meeting. Effective upon the expiration of Mr. Goodwin’s term at the 2022 annual meeting, the size of the Board will be reduced from twelve members to eleven members and the size of Board Class II will be reduced from four members to three members, pursuant to action taken by the Board.

Corporate governance guidelines

The Board of Directors adopted Corporate Governance Guidelines to codify its policies and procedures and to demonstrate its commitment to corporate governance best practices. These Guidelines address director qualification standards, director responsibilities, director access to management and independent advisors, director compensation, management evaluation and succession, and the annual performance evaluation of the Board of Directors. These Guidelines are reviewed and approved annually, most recently in July 2022, by the Nominating and Governance Committee and the Board of Directors. The full text of these Guidelines appears on the Company’s website at www.aarcorp.com/investor-relations/corporate-governance and is available in print to any stockholder upon written request to the Secretary of the Company at the Company’s address listed on the first page of this proxy statement.

Code of conduct

“AAR’s culture of ethics and compliance depends upon leadership by example, a commitment to shared values, an environment where employees are encouraged to speak up, and a respect for cultural diversity and inclusion.”

– John M. Holmes, President & CEO

The Company’s Code of Conduct adopted by the Board of Directors applies to all directors, officers, and employees, including the President and Chief Executive Officer, the Chief Financial Officer, the Controller and Chief Accounting Officer, the General Counsel, the Internal Auditor and the business group leaders.

2022 Proxy Statement	33

Proposal 1 Election of directors

The purpose of the Code of Conduct is to promote the highest ethical standards in the Company’s business practices and procedures, including: the ethical handling of actual or apparent conflicts of interest; full, fair and timely disclosure; and compliance with applicable laws and governmental rules and regulations.

Employees are encouraged to report to the Company any conduct that they believe in good faith to be in violation of the Code of Business Ethics and Conduct. The Company has a strict non-retaliation policy for employees who report good-faith violations of the Code of Business Ethics and Conduct. We post any amendments to the Code of Conduct and any waivers from the Code granted by the Board to directors or executive officers on the Company’s website, as required under SEC rules. The full text of the Code of Conduct appears on the Company’s website at www.aarcorp.com/investor-relations/corporate-governance and is available in print to any stockholder upon written request to the Secretary of the Company at the Company’s address listed on the first page of this proxy statement.

Director orientation and continuing education

We hold director orientation sessions with new directors to familiarize them with our businesses, business strategies and corporate policies and practices. Our goal is to assist our new directors in understanding the Company and developing the skills and knowledge that they need to serve the interests of our stockholders. We regularly provide education materials to our directors on leadership, governance, compensation, risk and other topics of interest to public company directors. We also make external continuing education programs available to our directors to help them maintain and enhance their skills and knowledge in carrying out their ongoing responsibilities as directors of a public company.

Ethics hotline

The Company maintains an Ethics Hotline through an independent third-party provider to receive confidential complaints, information, suggestions or recommendations concerning the Company, its officers, directors, employees, policies, procedures, employment and business practices, accounting or audit matters, financial reporting or compliance with other Company policies or applicable regulatory or legal requirements. The Ethics Hotline, which is toll-free and also accessible through the Company’s website, permits individuals to identify themselves or remain anonymous at their election.

Related person transaction policy

The purpose of the written Related Person Transaction Policy, as adopted by the Board of Directors, is to provide for the identification, review, and consideration of transactions between the Company or its subsidiaries and any related persons. “Related persons” means: the Company’s directors; director nominees; executive officers; greater than five percent beneficial owners of the Company’s voting securities; members of their immediate families; and any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner, a principal, or in a similar position, or in which such person has a 10% or greater beneficial ownership interest.

Under the Policy, any related person transaction involving amounts in excess of $120,000 must be reviewed, considered, and approved by the Board of Directors directly or through the Nominating and Governance Committee. Review of a proposed related person transaction takes into consideration the purpose of, and the potential benefits to the Company from, the related person transaction and the impact of the related person transaction on a director’s independence in the event that the related person is a director or an immediate family member of a director. No member of the Board or the Nominating and Governance Committee may participate in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person.

The Policy provides that the Company may undertake certain pre-approved related person transactions (e.g., transactions in which the related person’s interest derives solely from his or her service as a director of another corporation or entity that is a party to the transaction) without further specific review, consideration and approval.

In Fiscal 2022, the Board reviewed and approved the following related person transaction involving directors of the Company, and concluded that the transaction was fair and in the best interests of the Company:

●	David P. Storch is Chairman of the Board of the Company. Mr. Storch’s son, Michael E. Storch, is an employee of the Company in the Aviation Services business group and received total compensation of $283,637.47 in Fiscal 2022.

In addition, the Board announced that it anticipates entering into a consulting agreement with Mr. Storch upon his retirement from the Board in January 2023. This consulting agreement may be deemed to be a related person transaction, and will be reviewed in accordance with AAR’s Related Person Transaction Policy.

34

Proposal 1 Election of directors

Communications with the board of directors

Stockholders and other interested parties may communicate with the Board, the Chairman of the Board, the Lead Director, the independent directors as a group, or any individual director or Committee Chair by mail addressed to:

AAR CORP.
Attention: Independent Directors, Lead Director or the name of the individual director
c/o Corporate Secretary
1100 North Wood Dale Road
Wood Dale, Illinois 60191

The independent members of the Board of Directors have approved procedures for the processing, review and disposition of all communications sent by stockholders or other interested parties to the Board of Directors. The Secretary forwards communications relating to matters within the Board’s purview to the appropriate directors, communications relating to matters within a Board committee’s area of responsibility to the chair of the appropriate committee and communications relating to ordinary business matters to the appropriate Company officer. The Secretary generally does not forward complaints about service, new services suggestions, resumes and other forms of job inquiries, surveys, business solicitations, advertisements or inappropriate communications.

Director compensation

The Board of Directors reviews director compensation annually to ensure that it is fair, appropriate and in line with AAR’s peer group companies. The Board’s policy is to periodically undertake an in-depth analysis of the type and amount of each element of director compensation in consultation with the Compensation Committee’s independent compensation consultant. The Compensation Committee conducted this review for Fiscal 2022, it last having been conducted for Fiscal 2018, and determined to make changes to the program in order to bring director compensation in line with market. These changes include eliminating the use of meeting fees, increasing the amount of the director annual retainer to $95,000, increasing the annual restricted stock award to $125,000, and increasing the amount paid to the Committee chairs to $20,000 for the Audit Committee and $15,000 for all other committees.

The Fiscal 2022 director compensation program, as approved by the Board, consisted of the following compensation elements:

Compensation element	Fiscal 2022 non-employee director compensation program
Board chair additional annual retainer	$150,000
Non-employee director annual retainer	$95,000
Lead director additional annual retainer	$30,000
Audit Committee chair annual retainer	$20,000
All other Committee chair additional annual retainer	$15,000
Annual restricted stock award	Shares of common stock with a total grant date dollar value of $125,000 (vesting after one year)

All retainers are paid quarterly. The annual stock award for Fiscal 2022 was approved at the Board’s May 2021 meeting with an effective date of June 1, 2021 and a vesting date of June 1, 2022, subject to the director’s continued service through such date.

Each non-employee director, upon being elected a director, receives term life insurance coverage of $200,000 and is eligible (along with their spouse, as applicable) to participate in a Company-paid annual physical program. The Company also reimburses its non-employee directors for travel, lodging and related expenses that they incur in attending Board and committee meetings and for other Company business expenses.

2022 Proxy Statement	35

Proposal 1 Election of directors

Cap on director compensation

The AAR CORP. 2013 Stock Plan, as approved by the Company’s stockholders, caps the annual compensation of non-employee directors at $500,000 per director. This cap takes into account all cash and non-cash compensation (including the dollar value of all stock awards) paid in a single fiscal year.

The reasons for this cap on director compensation are to protect against conflicts of interest given that the directors approve their own compensation and to ensure that directors receive fair and reasonable, but not excessive, compensation for their services.

Ability to defer director compensation

Non-employee directors may elect to defer receipt of their compensation under the Company’s Non-Employee Directors’ Deferred Compensation Plan (the “Director Plan”). Under the Director Plan, non-employee directors may defer retainers and stock awards into (a) a stock account, with the deferred compensation converted into stock units equivalent to shares of common stock based on the then current stock price, or (b) a cash account, with the deferred compensation credited with interest quarterly based on the 10-year United States Treasury Bond rate. Distributions of deferred compensation are made, at the participant’s election, in cash or in shares of common stock. Distribution occurs upon termination of service on the Board or on other dates as specified by the participant.

Director compensation table

Fiscal 2022 director compensation

The table below sets forth all compensation paid to each non-employee director for Fiscal 2022.

Name[1]	Fees earned or paid in cash ($)[2]	Stock awards ($)[3]	Option awards ($)[4]	All other compensation ($)[5]	Total ($)
Anthony K. Anderson	95,000	125,000	—	6,730	226,730
Michael R. Boyce	95,000	125,000	—	15,078	235,078
H. John Gilbertson, Jr.	104,973	125,000	—	1,435	231,408
James E. Goodwin	135,762	125,000	—	1,435	262,197
Robert F. Leduc	95,000	125,000	—	1,435	221,435
Ellen M. Lord	95,000	125,000	—	1,435	221,435
Duncan J. McNabb	103,603	125,000	—	2,294	230,897
Peter Pace	95,000	125,000	—	1,435	221,435
David P. Storch	245,000	125,000	—	62,099	432,099
Jennifer L. Vogel	95,000	125,000	—	1,435	221,435
Marc J. Walfish	107,022	125,000	—	1,435	233,457

[1]	Mr. Holmes is not included in this table because, as an employee director of the Company, he received no additional compensation for his service as a director in Fiscal 2022. Mr. Holmes’s compensation is set forth in the Summary Compensation Table in this proxy statement.

36

Proposal 1 Election of directors

[2]	The following table provides a breakdown of director fees earned or paid in cash for Fiscal 2022. Messrs. Leduc and Walfish elected to defer their retainers pursuant to the Company’s Non-Employee Directors’ Deferred Compensation Plan.

Name	Annual retainer ($)	Board chair and committee chair retainer fees ($)	Lead director fee ($)	Total ($)
Anthony K. Anderson	95,000	—	—	95,000
Michael R. Boyce	95,000	—	—	95,000
H. John Gilbertson, Jr.	95,000	9,973	—	104,973
James E. Goodwin	95,000	10,762	30,000	135,762
Robert F. Leduc	95,000	—	—	95,000
Ellen M. Lord	95,000	—	—	95,000
Duncan J. McNabb	95,000	8,603	—	103,603
Peter Pace	95,000	—	—	95,000
David P. Storch	95,000	150,000	—	245,000
Jennifer L. Vogel	95,000	—	—	95,000
Marc J. Walfish	95,000	12,022	—	107,022

[3]	The amounts in this column reflect the aggregate grant date fair value of the Fiscal 2022 stock award of 2,937 time-based restricted shares granted on June 1, 2021 to each non-employee director computed in accordance with FASB ASC Topic 718. These shares subsequently vested on June 1, 2022. General McNabb elected to defer his entire stock award.
[4]	No stock options were granted to non-employee directors in Fiscal 2022. No non-employee director held any stock options as of May 31, 2022, except for Mr. Storch who held 160,000 stock options, all of which are vested, at an exercise price of $35.26.
[5]	This column includes the cost of the annual physical program, reimbursements for travel, lodging and hotel expenses in connection with the annual physical program, office/secretarial support for the Chairman of the Board ($30,000 per year), and the cost of term life insurance coverage.

Agreement with Mr. Storch

The Company has an agreement with Mr. Storch relating to his duties as Chairman of the Board.

Under this agreement, Mr. Storch receives standard director compensation under the Company’s non-employee director compensation plan and a separate Chairman of the Board annual retainer of $150,000 (reduced from $180,000 as of July 2021) and reimbursement in an annual amount not to exceed $30,000 per year for an outside office and/or secretarial support for his service as Chairman of the Board.

The Board anticipates entering into a consulting agreement with Mr. Storch upon his retirement from the Board of the Company.

2022 Proxy Statement	37

Proposal 2 Executive compensation
Proposal 2 Advisory proposal to approve our Fiscal 2022 executive compensation
Our Board of Directors unanimously recommends that you vote FOR this resolution approving the Fiscal 2022 compensation paid to our named executive officers.

Proposal summary

We are asking you to approve the following advisory proposal — commonly known as a “say-on-pay” proposal — on the compensation awarded to our named executive officers for Fiscal 2022 as disclosed in this proxy statement:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the named executive officers for Fiscal 2022 as reported in this proxy statement pursuant to Item 402 of Regulation S-K under the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

We hold an annual vote on say-on-pay because we believe it is important to obtain the input of our stockholders on our executive compensation program. Each year our Compensation Committee takes a careful look at the Company’s executive compensation program to determine whether to make any design or implementation changes. Reasons to make changes may include the results of prior say-on-pay stockholder votes, stockholder feedback, the financial and operating performance of the Company, the performance of individual senior management members, peer group changes or market trends.

As in prior years, the Compensation Committee designed the Fiscal 2022 executive compensation program to align executive pay with Company performance in order to create an identity of interest between management and stockholders. This goal is accomplished principally through the payment of performance-based cash bonuses and the grant of equity awards.

The Board encourages you to read the “Compensation Discussion and Analysis” and the accompanying executive compensation tables in this proxy statement for a comprehensive description of the Fiscal 2022 executive compensation program.

All Fiscal 2022 executive compensation paid to the named executive officers was performance-based or at-risk compensation, other than base salaries, as shown below:

Plan	Performance goals or vesting criteria
FY22 short-term incentive plan – cash bonuses	● Adjusted diluted earnings per share from continuing operations ● Adjusted net working capital turns ● Strategic objectives
FY22 long-term incentive plan – time-based restricted stock	● Aligned with stockholder value creation with three-year cliff vesting
FY22 long-term incentive plan – performance-based restricted stock	● Adjusted income from continuing operations ● Average return on invested capital ● Relative total stockholder return
FY22 long-term incentive plan – stock options	● Stock price appreciation
38

Proposal 2 Executive compensation

The charts below show the breakdown of variable compensation and fixed compensation paid to the Company’s named executive officers in Fiscal 2022. These charts do not include the deferred cash award to Mr. Holmes or the 2022 special equity awards to Messrs. Holmes, Jessup and Pachapa, and also reflect the reductions for the CARES Act made in connection with the annual LTIP award cycle, as further explained in the discussion following these charts.

$1,554,000
Performance-based annual cash bonus
$640,070
Performance based stock
$319,972
Stock options
$320,035
Time-based restricted stock
$925,000
Base salary
John M. Holmes
Total percentage at performance based
66.9%
Total percentage retentive
8.5%
Total percentage fixed
24.6%
$756,000
Performance-based annual cash bonus
$400,044
Performance based stock
$199,999
Stock options
$200,022
Time-based restricted stock
$450,000
Base salary
Sean M. Gillen
Total percentage at performance based
67.6%
Total percentage retentive
10.0%
Total percentage fixed
22.4%
$692,160
Performance-based annual cash bonus
$250,216
Performance based stock
$124,916
Stock options
$124,919
Time-based restricted stock
$412,000
Base salary
Jessica A. Garascia
Total percentage at performance based
66.5%
Total percentage retentive
7.8%
Total percentage fixed
25.7%
$756,000
Performance-based annual cash bonus
$202,664
Performance based stock
$101,269
Stock options
$101,143
Time-based restricted stock
$450,000
Base salary
Christopher A. Jessup
Total percentage at performance based
65.8%
Total percentage retentive
6.3%
Total percentage fixed
27.9%
$434,700
Performance-based annual cash bonus
$130,203
Performance based stock
$64,930
Stock options
$64,913
Time-based restricted stock
$345,000
Base salary
Eric S. Pachapa
Total percentage at performance based
60.6%
Total percentage retentive
6.2%
Total percentage fixed
33.2%

2022 Proxy Statement	39

Proposal 2 Executive compensation

Executive compensation program Fiscal Years 2021 and 2022

Over Fiscal Years 2021 and 2022 the Compensation Committee made changes to its compensation program in light of a challenging macroeconomic environment due to the impact of COVID-19, as well as the contractual restrictions in the CARES Act that limited the amount of compensation that could be paid to certain employees through March 24, 2022. As a result of these factors the Compensation Committee took two actions outside its historical practices, as follows:

Elimination of Performance Shares for Fiscal 2021

During Fiscal 2021, the form of compensation awarded under the Long-Term Incentive Program (LTIP) did not include Performance Shares (PSUs). This action was a departure from the Compensation Committee’s established practice of awarding PSUs as 50% of the LTIP mix. Instead, the LTIP program for Fiscal 2021 was comprised of 100% stock options for Mr. Holmes and 70% stock options and 30% Restricted Stock Awards for the other named executive officers. Following an acutely steep decline in the volume of the Company’s business during the early months of COVID-19, the Compensation Committee’s concerns about using PSUs in Fiscal 2021 were two-fold. If the prospective performance targets were set too high, the PSUs may not be realistically achievable, and thus fail to serve the goals of alignment and retention. If the targets were set too low, the potential for over-realization of PSU value could once again fail to create alignment. Instead, the Compensation Committee identified stock options as the best available vehicle for establishing some degree of alignment under the unusual circumstances of the COVID-19 pandemic. The Compensation Committee made the commitment to return the LTIP mix to 50% PSUs as soon as possible. Accordingly, in Fiscal 2022, and again in Fiscal 2023, 50% of the LTIP was comprised of PSUs.

Grants of One-Time Awards in Fiscal 2022

In July 2021, the Board met and considered the accomplishments of the Company during Fiscal 2021 and approved a deferred cash retention award of $1,000,000 to Mr. Holmes to be paid to him if he remained employed until March 24, 2022, when the CARES Act restriction period expired. In March 2022, the Compensation Committee met and considered the actions taken and continuing accomplishments of the Company under the leadership of Mr. Holmes, with the support of Christopher A. Jessup and Eric. S. Pachapa, and approved one-time awards of share-based compensation (stock options and restricted stock) to Mr. Holmes, Mr. Jessup and Mr. Pachapa, whose previous share-based compensation had been reduced during Fiscal 2021 and 2022 in order to comply with the statutory limits imposed by the CARES Act. The Committee set the form and amount of these equity awards, when combined with the cash retention award approved for Mr. Holmes, to match approximately the shortfall in equity compensation realized by each of these executives under the CARES Act limitations. These actions were a departure from our general practice of not making one-time awards of share-based compensation or cash bonuses. We believe these actions were necessary to support executive retention and mitigate the misalignment of pay and performance that was imposed by statute under the CARES Act. In doing so, we recognized the superior leadership and financial performance delivered by Mr. Holmes and his senior management team during this most challenging period.

See the “Letter from our Compensation Committee” and “Compensation Discussion and Analysis” for further information.

Our Compensation Committee believes that the executive compensation paid to our named executive officers in Fiscal 2022, in form and amount, was appropriate and in the best interests of the Company and its stockholders.

This say-on-pay advisory vote is not binding on the Board of Directors. The Board, however, will review and consider the voting results and other relevant factors in responding to this advisory vote.

40

Proposal 2 Executive compensation

Compensation Committee Fiscal 2022 report

The Compensation Committee of the Board of Directors of the Company furnishes the following report to the stockholders of the Company in accordance with applicable SEC rules.

The Compensation Committee reviewed and discussed the “Compensation Discussion and Analysis” section of this proxy statement with the Company’s management. Based on that review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

The Compensation Committee of the Board of Directors of AAR CORP.

H. John Gilbertson, Jr., Chair
Anthony K. Anderson, Member
Michael R. Boyce, Member
Robert F. Leduc, Member
Ellen M. Lord, Member
Peter Pace, Member
Jennifer L. Vogel, Member

Compensation Committee interlocks and insider participation

Messrs. Anderson, Boyce, Gilbertson and Leduc, General Pace and Ms. Vogel and Ms. Lord, all of whom are independent non-employee directors, are the current members of the Compensation Committee of the Board of Directors of the Company. None of the members of the Compensation Committee is or ever was an officer or employee of the Company or any of its subsidiaries, and none of the executive officers of the Company served on the board of directors or compensation committee of any entity whose officers served either on the Board of Directors of the Company or on the Compensation Committee of the Board of Directors of the Company.

2022 Proxy Statement	41

Proposal 2 Executive compensation

A letter from our compensation committee

Dear fellow AAR CORP. stockholder:

We thank you for your continued support of AAR CORP. through these difficult times. Fiscal years 2021 and 2022 were marked by extraordinary challenges for the aviation industry. In the face of these challenges, AAR’s senior management team led by Mr. Holmes, our chief executive officer, delivered successful financial and operating performance, which contributed to a stock price increase from $20.08 at the start of Fiscal 2021 to $44.94 on February 28, 2022 (the end of the fiscal third quarter 2022).

As directors and members of the Compensation Committee, we are committed to implementing compensation programs that pay for performance, that attract and retain key executives critical to the success of our business, and that align our management team with the Company’s strategic goals and our stockholders’ long-term interests. The macroeconomic environment of the past two fiscal years made it especially challenging for the Committee to design compensation programs that achieve these goals, due primarily to the following:

●	COVID-19 Pandemic. The impact of the COVID-19 pandemic in Fiscal 2021 and 2022 resulted in meaningful disruption to the commercial aviation sector and decreased our visibility to the Company’s results in the near and long-term, making it substantially more difficult to set short-term and long-term financial goals.

●	CARES Act Funding and Related Statutory Limitations on Compensation. The Company accepted CARES Act funding in July 2020 to support the stability and sustainability of our business – for our stockholders, workforce, creditors, customers, suppliers, and the communities where the Company conducts business. This support provided by the federal government enabled the Company to maintain its workforce during a turbulent time. Our voluntary participation in CARES Act funding contractually limited the amount of compensation that could be paid to certain employees, including our chief executive officer, through March 24, 2022. These limits required the Company to set compensation for certain senior executives substantially below competitive market levels during all of Fiscal 2021 and a portion of Fiscal 2022.

As a result of these unusual circumstances, the Committee made certain compensation decisions that we believe serve the best interest of AAR’s stockholders, as discussed below.

Operating results in fiscal years 2021 and 2022

In response to the onset of the COVID-19 pandemic, AAR management initiated a wide range of cost-cutting actions, including the following:

●	Reductions in chief executive officer base salary and Board of Directors cash retainer fees by 15% beginning on April 1, 2020, and by an additional 5% beginning on May 2, 2020, continuing through December 1, 2020.

●	Reduction in other named executive officer base salary by 10% beginning April 1, 2020, and by an additional 5% beginning on May 2, 2020.

●	Suspension of Company contributions to AAR’s 401(k) and Supplemental Key Employee Retirement Plan, or SKERP, for six months beginning June 1, 2020.

●	Suspension of the Company’s discretionary SKERP match for all executive officers during fiscal years 2021 and 2022.

●	Reduction in total selling, general and administrative expenses by $38 million, or 17%, to $182.4 million in Fiscal 2021, from $220.6 million in Fiscal 2020.

●	Restructuring of or exiting from multiple underperforming contracts.

These actions taken by our senior management team led by Mr. Holmes enabled the Company to deliver successful financial performance for Fiscal 2021 and 2022. Adjusted earnings per share were $1.31 in Fiscal 2021 and increased to $2.38 in Fiscal 2022. Net sales and operating income were $1.65 billion and $85.2 million, respectively, in Fiscal 2021, and increased to $1.82 billion and $106.9 million, respectively, in Fiscal 2022. The Company delivered efficient balance sheet management during these periods, enabling debt reduction below pre-pandemic levels, and substantial expense reduction, enabling improvement in adjusted operating margins above pre-pandemic levels. Mr. Holmes also oversaw the expansion of numerous profitable contracts and retained an exceptional leadership team, who are focused on achieving operating and financial objectives and making continued progress on environmental, social and governance goals.

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Proposal 2 Executive compensation

Our compensation decisions in fiscal years 2021 and 2022

In response to the unique challenges during these periods, the Compensation Committee took two important actions that we believe best served the alignment of pay with performance, and the retention of key members of our executive leadership team. These actions are summarized below and discussed in more detail in the Compensation Discussion and Analysis.

Elimination of performance shares for fiscal 2021

During Fiscal 2021, the form of compensation awarded under the Long-Term Incentive Program (LTIP) did not include Performance Shares (PSUs). This action was a departure from our established practice of awarding PSUs as 50% of the LTIP mix. Instead, the LTIP program for Fiscal 2021 was comprised of 100% stock options for Mr. Holmes and 70% stock options and 30% Restricted Stock Awards for our other named executive officers. Following an acutely steep decline in the volume of our business during the early months of the pandemic, our concerns about using PSUs in Fiscal 2021 were two-fold. If we set the prospective performance targets too high, the PSUs may not be realistically achievable, and thus fail to serve the goals of alignment and retention. If we set the targets too low, the potential for over-realization of PSU value could once again fail to create alignment. Instead, we identified stock options as the best available vehicle for establishing some degree of alignment under the unusual circumstances of the COVID-19 pandemic. We also made the commitment to return the LTIP mix to 50% PSUs as soon as possible, ideally in Fiscal 2022. In fact, we did exactly that by granting 50% of our LTIP in PSUs for Fiscal 2022, and again for Fiscal 2023.

Grants of one-time awards in fiscal 2022

In July 2021, the Board met and considered the accomplishments of the Company during Fiscal 2021 and approved a deferred cash retention award of $1,000,000 to Mr. Holmes to be paid to him if he remained employed until March 24, 2022, when the CARES Act restriction period expired. In March 2022, the Compensation Committee met and considered the actions taken and continuing accomplishments of the Company under the leadership of Mr. Holmes, with the support of Christopher A. Jessup and Eric. S. Pachapa, and approved one-time awards of share-based compensation (stock options and restricted stock) to Mr. Holmes, Mr. Jessup and Mr. Pachapa, whose previous share-based compensation had been reduced during Fiscal 2021 and 2022 in order to comply with the statutory limits imposed by the CARES Act. The Committee set the form and amount of these equity awards, when combined with the cash retention award approved for Mr. Holmes, to match approximately the shortfall in equity compensation realized by each of these executives under the CARES Act limitations. These actions were a departure from our general practice of not making one-time awards of share-based compensation or cash bonuses. We believe these actions were necessary to support executive retention and mitigate the misalignment of pay and performance that was imposed by statute under the CARES Act. In doing so, we recognized the superior leadership and financial performance delivered by Mr. Holmes and his senior management team during this most challenging period.

We are proud of the Company’s entire team and its successful performance, and believe the actions described above were in the best interests of the Company’s stakeholders and will help set up the Company for future success.

Ongoing commitment to stockholder engagement

The Committee values the perspectives of the Company’s stockholders and the importance of stockholder feedback expressed directly and through the annual Say-on-Pay voting process. We remain committed to maintaining a compensation structure that aligns pay with performance, drives long-term value creation and reflects the perspectives of our stockholders.

Thank you for your continued support and investment in AAR CORP.

H. John Gilbertson, Jr., Chair
Anthony K. Anderson, Member
Michael R. Boyce, Member
Robert F. Leduc, Member
Ellen M. Lord, Member
Peter Pace, Member
Jennifer L. Vogel, Member

2022 Proxy Statement	43

Proposal 2 Executive compensation

Compensation discussion and analysis

Executive summary

Named executive officers

This Compensation Discussion and Analysis describes and explains our Fiscal 2022 executive compensation program for the following executive officers of the Company (the “named executive officers”):

John M. Holmes, President and Chief Executive Officer
Sean M. Gillen, Vice President and Chief Financial Officer
Jessica A. Garascia, Vice President, General Counsel, Chief Administrative Officer and Secretary
Christopher A. Jessup, Vice President, Chief Commercial Officer
Eric S. Pachapa, Vice President, Controller and Chief Accounting Officer

Financial highlights

AAR had strong financial performance for Fiscal 2022 as the commercial aviation industry continued its recovery from the COVID-19 pandemic. Consolidated sales were $1.8 billion, diluted earnings per share from continuing operations was $2.16 (an increase of 66% over Fiscal 2021) and adjusted diluted earnings per share from continuing operations, a non-GAAP financial measure, was $2.38 (an increase of 82% from Fiscal 2021). Further, AAR drove significant cash generation in Fiscal 2022, which enabled it to make investments to drive growth, return capital to stockholders via a new share repurchase program, and maintain an exceptionally strong balance sheet.

For a definition of adjusted diluted earnings per share from continuing operations and a reconciliation of this measure to the closest comparable GAAP financial measure, see Appendix B.

Selected financial information

(dollars in millions except per share data) For the year ended May 31	2022 ($)	2021 ($)	2020 ($)
Sales	1,820.0	1,652.3	2,072.0
Operating income	106.9	85.2	41.3
Diluted earnings per share from continuing operations	2.16	1.30	0.71
Cash provided from (used in) operations – continuing operations	89.8	108.5	(19.1)

As of May 31
Working capital	659.0	600.2	1,055.6
Total assets	1,573.9	1,539.7	2,079.0
Total debt	100.0	135.2	602.0
Equity	1,034.5	974.4	902.6
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Proposal 2 Executive compensation

Key financial achievements

Sales	Adjusted diluted EPS from continuing operations*

*	Please see Appendix B for reconciliations of non-GAAP financial measures.

For more information about our Fiscal 2022 performance, please see “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed with the SEC on July 21, 2022. For more information about our stock price performance, please see “Comparison of Cumulative Five-Year Total Return” in our Form 10-K.

Coronavirus aid, relief, and economic security act (CARES Act) and compensation

As previously disclosed, on July 30, 2020, the Company entered into a Payroll Support Program Agreement (the “PSP Agreement”) with the U.S. Treasury Department providing the Company with total funding of approximately $57.2 million pursuant to the Coronavirus Aid, Relief, and Economic Security Act (CARES Act). Under the PSP Agreement, the Company and its business were subject to certain restrictions, including, but not limited to, certain limitations on executive compensation through March 24, 2022. These compensation restrictions impacted numerous executive compensation decisions made in Fiscal 2021 and Fiscal 2022.

Executive compensation highlights

Pay-for-Performance and Stockholder Alignment

●	Annual cash bonuses are linked to two key performance metrics critical to the success of our business strategy: adjusted diluted earnings per share from continuing operations (60%) and adjusted net working capital turns (20%). In addition, for Fiscal 2022, the Compensation Committee added certain strategic objectives (20%) to the annual cash bonus program in order to align management interests with priorities that are important to the Company.

●	After a one-year temporary reprieve from the use of performance-based restricted shares due in part to the difficulty of setting long-term targets, the Fiscal 2022 long-term incentive program is 100% equity based, consisting of performance-based restricted shares (50%), stock options (25%) and restricted stock awards (25%).

●	Performance-based restricted shares for Fiscal 2022 are linked to three key performance metrics: adjusted income from continuing operations (70%), return on invested capital (20%) and relative total stockholder return (10%).

●	AAR targets total pay opportunities for its executive officers, individually and as a group, within a competitive range around the median of the market. Due to the challenges in awarding market-competitive compensation to those individuals impacted by the CARES Act in Fiscal Years 2021 and 2022, the Compensation Committee made the determination to make certain one-time, special grants to certain individuals.

●	AAR’s compensation mix – cash versus equity, fixed versus variable, and annual versus longer-term – is consistent with competitive best practices, subject to reductions made to comply with CARES Act restrictions.
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Proposal 2 Executive compensation

Cash bonuses under the Fiscal 2022 short-term incentive plan

Strategic goal	Compensation measure
Drive profitability and deliver value to stockholders	60%	Adjusted diluted earnings per share from continuing operations
Align management’s interests with priorities that are important to the Company	20%	Strategic objectives
Make efficient use of stockholder capital in support of Company sales	20%	Adjusted net working capital turns

Performance Shares under the Fiscal 2022 Long-Term Incentive Plan

Strategic goal	Compensation measure
Increase profitability and deliver value to stockholders	70%	Adjusted income from continuing operations
Enhance efficiency in allocating capital to generate higher returns	20%	Average return on invested capital
Outperform peer group companies* in generating stockholder value	10%	Relative total stockholder return
*	Companies include those in the S&P 600 Capital Goods Index.

Executive compensation program Fiscal Years 2021 and 2022

Over Fiscal Years 2021 and 2022 the Compensation Committee made changes to its compensation program in light of a challenging macroeconomic environment due to the impact of COVID-19, as well as the contractual restrictions in the CARES Act that limited the amount of compensation that could be paid to certain employees through March 24, 2022. As a result of these factors, the Compensation Committee took two actions outside its historical practices, as follows:

Elimination of Performance Shares for Fiscal 2021

During Fiscal 2021, the form of compensation awarded under the Long-Term Incentive Program (LTIP) did not include Performance Shares (PSUs). This action was a departure from the Compensation Committee’s established practice of awarding PSUs as 50% of the LTIP mix. Instead, the LTIP program for Fiscal 2021 was comprised of 100% stock options for Mr. Holmes and 70% stock options and 30% Restricted Stock Awards for the other named executive officers. Following an acutely steep decline in the volume of the Company’s business during the early months of COVID-19, the Compensation Committee’s concerns about using PSUs in Fiscal 2021 were two-fold. If the prospective performance targets were set too high, the PSUs may not be realistically achievable, and thus fail to serve the goals of alignment and retention. If the targets were set too low, the potential for over-realization of PSU value could once again fail to create alignment. Instead, the Compensation Committee identified stock options as the best available vehicle for establishing some degree of alignment under the unusual circumstances of the COVID-19 pandemic. The Compensation Committee made the commitment to return the LTIP mix to 50% PSUs as soon as possible. Accordingly, in Fiscal 2022, and again in Fiscal 2023, 50% of the LTIP was comprised of PSUs.

Grants of One-Time Awards in Fiscal 2022

In July 2021, the Board met and considered the accomplishments of the Company during Fiscal 2021 and approved a deferred cash retention award of $1,000,000 to Mr. Holmes. In March 2022, the Compensation Committee met and considered the actions taken and continuing accomplishments of the Company under the leadership of Mr. Holmes, with the support of Christopher A. Jessup and Eric. S. Pachapa, and approved one-time awards of share-based compensation (stock options and restricted stock) to Mr. Holmes, Mr. Jessup and Mr. Pachapa, whose previous share-based compensation had been reduced during Fiscal 2021 and 2022 in order to comply with the statutory limits imposed by the CARES Act. The Committee set the form and amount of these equity awards, when combined with the cash retention award approved for Mr. Holmes, to match approximately the shortfall in equity compensation realized by each of these executives under the CARES Act limitations. These actions were a departure from our general practice of not making one-time awards of share-based compensation or cash bonuses. We believe these

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Proposal 2 Executive compensation

actions were necessary to support executive retention and mitigate the misalignment of pay and performance that was imposed by statute under the CARES Act. In doing so, we recognized the superior leadership and financial performance delivered by Mr. Holmes and his senior management team during this most challenging period.

See the “Letter from our Compensation Committee” and “Compensation Discussion and Analysis” for further information.

Our executive compensation goals and philosophy

Our executive compensation program has three principal goals:

Engage executive talent	Align pay and performance	Diversify pay mix

Attract and retain talented executives capable of producing outstanding business results for the Company and its stockholders.	Motivate and reward executives by paying for performance in a manner that reflects the Company’s performance, business group performance and individual performance.

Provide compensation that strikes a proper balance between short-term and long-term compensation, and between fixed compensation and at-risk performance compensation, and between cash and stock compensation, with an emphasis on stock compensation to align the interests of executives with the interests of the Company’s stockholders.

Our executive compensation philosophy for our named executive officers is to target compensation as follows*:

Compensation element	Target
Base salary	±	10%	of market median
“Total annual cash compensation” (base salary + target annual cash bonus)	±	10%	of market median
“Total direct compensation” (base salary + target annual cash bonus + the grant date value of annual stock awards)	±	15%	of market median
*	For Mr. Holmes, these statements refer to the intended compensation by the Compensation Committee, as opposed to the amount actually awarded to him, which amount was reduced in Fiscal Year 2021 due to compensation restrictions imposed by the CARES Act, and does not reflect the special, one-time equity and deferred cash awards made in Fiscal Year 2022 that was made for the reasons outlined in this Compensation, Discussion and Analysis.

Although targets are set with consideration to the market median, the program is designed to offer our named executive officers the opportunity to reach or exceed the market 75th percentile with exceptional performance.

The compensation opportunities for individual executives may vary depending on experience, effectiveness, performance and other relevant factors. By incentivizing and rewarding outstanding performance, our executive compensation program seeks to link the achievement of the Company’s key business performance goals and stock price performance directly with the pay outcomes for our named executive officers.

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Proposal 2 Executive compensation

Executive compensation practices

What We Do	What We Do Not Do

Annual say-on-pay stockholder vote

Challenging performance targets under our incentive compensation plans

Emphasis on performance-based or at-risk compensation

Multi-year vesting periods for stock awards

Limited perquisites

“Double trigger” change-in-control provisions in executive agreements

Meaningful stock ownership and retention guidelines for directors and executive officers

Prohibition on short sales, pledging and hedging transactions

Claw-backs of incentive compensation in the event of certain financial restatements

Annual assessment of incentive compensation plans

No tax gross-ups No repricing of stock options No dividends on performance-based restricted stock unless performance goals are met

The Company generally targets its annual pay mix for executive officers (particularly for its Chief Executive Officer) to place significant weight on performance-based and at-risk compensation over fixed compensation. This pay mix is reflected in the following breakdown of Fiscal 2022 target total direct compensation:

Fiscal 2022 Compensation of our Chief Executive Officer John M. Holmes*

24.6%	41.4%	17.0%	8.5%	8.5%
Base salary	Performance-based annual cash bonus	Performance-based restricted stock	Stock options	Time-based restricted stock

Fiscal 2022 compensation of our other named executive officers*

26.5%	42.2%	15.7%	7.8%	7.8%
Base salary	Performance-based annual cash bonus	Performance-based restricted stock	Stock options	Time-based restricted stock

*	Excludes the special, one-time grants of equity and deferred cash awards further described in this proxy and reflects reductions made at the annual grant cycle due to CARES Act limitations.
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Proposal 2 Executive compensation

Principal elements of our Fiscal 2022 executive compensation program

The table below describes and explains the purpose of the principal elements of the Fiscal 2022 executive compensation program for our named executive officers:

Compensation element	Form of compensation	Performance period	Performance measures	Purposes of the compensation element
Base salary	Cash	1 year	Individual performance and contributions Qualifications and responsibilities Experience and tenure with the Company Competitive salary considerations

Rewards individual performance and contributions consistent with an individual’s position and responsibilities

Provides competitive compensation

Balances risk-taking concerns associated with performance-based compensation

Annual cash bonus	Cash	1 year	Adjusted diluted earnings per share from continuing operations Adjusted net working capital turns Strategic objectives

Promotes retention of executive talent

Provides short-term, cash-based incentive

Measures performance against key corporate goals

Aligns management’s interests with priorities that are important to the Company, including growth and ESG

Stock options (25%)	Stock	Up to 10 years (stock option term)	Stock price	Promotes retention of executive talent Aligns payout directly with stockholder value creation
Time-based restricted stock (25%)	Stock	3 years	Stock price	Promotes retention of executive talent Aligns payout directly with stockholder value creation
Performance- based restricted stock (50%)	Stock	3 years	Adjusted income from continuing operations Average return on invested capital Relative shareholder return	Promotes retention of executive talent Ties payout to achievement of key corporate goals Aligns payout directly with stockholder value creation

In addition, the Compensation Committee determined to make a special, one-time award to certain employees as further described herein.

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Proposal 2 Executive compensation

Our compensation committee’s decision-making process

Each year the Compensation Committee reviews the Company’s executive compensation program and the programs of other companies, including its peer group companies. The Compensation Committee seeks to confirm that each compensation element of the Company’s program, as well as the compensation structure, is not only competitive within the Company’s marketplace, but also is appropriate for the Company in light of its history, culture, performance and strategy. Particular attention is given to the Company’s stock price and total stockholder return to ensure proper alignment between executive compensation and stock price performance.

The Compensation Committee took the following actions in setting and approving executive compensation for Fiscal 2022.

January 2021

Reviewed and approved the Company’s Fiscal 2022 peer group.

June and July 2021

Assessed the Company’s prior year’s target executive compensation against the target executive compensation of the Company’s peer group companies and of other aerospace and defense companies.

Assessed the Company’s prior year performance against the performance of peer group companies.

Considered other information relevant to the Fiscal 2022 executive compensation program (e.g., the prior year’s say-on-pay result and the CEO’s recommendations) as well as anticipated receipt of CARES Act funding and related compensation restrictions.

Set target Fiscal 2022 compensation — base salaries, annual cash bonuses and stock awards — for the Company’s executive officers.

March 2022

Compensation Committee determined to make special, one -time grants to certain executive officers in light of the Company’s exceptional performance and in recognition of the need to maintain competitive and fair compensation in light of the below-market compensation awarded to the executives, especially Mr. Holmes, in Fiscal Year 2021.

July 2022

Approved Fiscal 2022 annual cash bonuses based on the Company’s performance in Fiscal 2022.

Approved performance-based restricted stock outcomes for the three-year performance period ended May 31, 2022.

Fiscal 2022 executive compensation

CEO pay in Fiscal 2022

In determining Mr. Holmes’s Fiscal 2022 compensation, the Compensation Committee took into consideration the following principal factors:

●	Mr. Holmes’s understanding of the Company’s culture, strategy, business and operations, as well as the going-forward challenges facing the Company;

●	A recognition that Fiscal 2022 would be Mr. Holmes’s fourth year as a Chief Executive Officer, in comparison to the median tenure of six years for CEOs in the Company’s peer group;

●	A competitive pay analysis prepared by the Compensation Committee’s independent compensation consultant in June 2021, which indicated that Mr. Holmes’s target pay was below the median;

●	The restrictions to executive compensation presented by the CARES Act, specifically the below-market-competitive compensation paid to Mr. Holmes in Fiscal Year 2021; and

●	The Compensation Committee’s belief that the substantial majority of Mr. Holmes’s compensation should be contingent on performance, have retentive value, or be linked with stockholder value creation.

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Proposal 2 Executive compensation

Based on these factors, the Compensation Committee initially intended to set Mr. Holmes’s Fiscal 2022 target pay at $5,230,000, consisting of base salary of $925,000 (up 3% from Fiscal 2021), target cash bonus opportunity of $925,000 (100% of his base salary), and stock-based compensation with a target dollar value of approximately $3,380,000. This total target pay represented a $50,000 increase over Fiscal 2021 compensation, consistent with a three-year compensation plan adopted at the outset of Mr. Holmes’s tenure.

However, in light of the CARES Act compensation restrictions, which include contractual limits on Mr. Holmes’s annual compensation, the Compensation Committee determined to reduce Mr. Holmes’s stock-based compensation. The resulting awards had a total fair date grant value of $1,280,078 for Fiscal Year 2022 (a $2,099,922 reduction compared to the intended target of $3,380,000). The Compensation Committee determined it was appropriate to consider target pay, however, so that when the CARES Act restrictions were lifted in March 2022, Mr. Holmes’s pay could be reset at a competitive rate.

In Fiscal 2022, the Compensation Committee made certain compensation decisions to award additional compensation to Mr. Holmes considering the strong performance of the Company under Mr. Holmes’s leadership and the reductions to Mr. Holmes’s salary in Fiscal Years 2021 and 2022.

Fiscal 2022 base salaries

The Compensation Committee believes that base salaries — representing fixed compensation — should be sufficiently competitive for AAR to attract and retain talented executives, but should be a less significant percentage of total compensation than performance-based compensation for AAR’s executive officers.

The following table shows Fiscal 2021 and Fiscal 2022 annual base salaries for the named executive officers, as set by the Compensation Committee. The Fiscal 2021 increases in base salary became effective December 1, 2020 (after a temporary reduction in base salaries in response to the COVID-19 pandemic had lapsed).

Named executive officer	Fiscal 2021 ($)	Fiscal 2022 ($)	Increase %
John M. Holmes	900,000	925,000	3
Sean M. Gillen	435,000	450,000	3
Jessica A. Garascia	400,000	412,000	3
Christopher A. Jessup	425,000	450,000	6
Eric S. Pachapa	335,000	345,000	3

Fiscal 2022 cash bonuses

Fiscal 2022 short-term incentive plan – setting targets

At its July 2021 meeting, the Compensation Committee approved the Fiscal 2022 short-term incentive plan for the named executive officers. The Fiscal 2022 short-term incentive plan used three performance goals to determine annual cash bonuses: (1) the Company’s earnings per share from continuing operations as adjusted (weighted 60%), (2) the Company’s adjusted net working capital turns (weighted 20%) and (3) certain strategic objectives (weighted 20%). The strategic objectives goal was added to the annual cash bonus program in Fiscal 2021 in order to align management’s interests with priorities that are important to the Company. The strategic objectives for Fiscal 2022 included the following: (A) identify and secure opportunities to deploy capital for organic and inorganic growth, and (B) drive an environmental, social and corporate governance program that addresses key areas of focus.

The following table shows each of the three performance goals at the threshold, target and maximum levels:

Performance goal		Threshold	Target	Maximum
60%	Adjusted diluted earnings per share from continuing operations (weighting)	$1.35	$1.80	$2.25
20%	Strategic objectives (weighting)	N/A	N/A	N/A
20%	Adjusted net working capital turns (weighting)	2.03	2.70	3.38

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Proposal 2 Executive compensation

Each of the adjusted diluted earnings per share from continuing operations target ($1.80) and the adjusted net working capital turns target (2.70) for Fiscal 2022 represents an increase from both the prior year’s target ($0.50 and 2.25, respectively) and actual performance (an increase from the prior year’s results, which were $1.31 and 2.62, respectively).

The Compensation Committee believes adjusted diluted earnings per share from continuing operations and adjusted net working capital turns are critical performance measures of the Company’s financial success. Adjusted earnings per share from continuing operations measures the Company’s performance in delivering earnings to stockholders, and adjusted net working capital turns measures the Company’s effectiveness in using its working capital and, in particular, in using its cash.

●	“Adjusted earnings per share from continuing operations” is defined under the Fiscal 2022 short-term incentive plan as adjusted diluted earnings per share from continuing operations as disclosed by the Company in its periodic reports filed with the Securities and Exchange Commission, excluding the same items indicated in the Company’s quarterly earnings releases for the metric, special charges or unusual or infrequent items incurred during the performance period, and as may be adjusted for changes in generally accepted accounting principles.

●	“Adjusted net working capital turns” is defined under the Fiscal 2022 short-term incentive plan as net sales from continuing operations divided by average working capital, where working capital is defined as net accounts receivable plus net inventories minus accounts payable, excluding non-GAAP items included on the Company’s quarterly earnings releases, special charges or unusual or infrequent items incurred during the performance period, including changes in the Company’s accounts receivable financing program, and as may be adjusted for changes in generally accepted accounting practices.

In calculating adjusted diluted earnings per share from continuing operations and adjusted net working capital turns, the Compensation Committee has the discretion to exclude special charges or unusual or infrequent items incurred during the performance period and to adjust for changes in GAAP if it determines that such exclusions or adjustments are appropriate. The Compensation Committee exercises this discretion with respect to special charges infrequently, typically limiting it to situations where the special charge was non-recurring or unforeseen and not within the control of management. In addition, the Compensation Committee maintains the discretion to adjust amounts further downward.

The Fiscal 2022 annual cash bonus opportunities (in dollar amounts and as a percentage of base salary), at the threshold, target and maximum levels for the named executive officers are set forth in the table below, with performance between threshold and target levels and between target and maximum levels resulting in proportionate straight-line payouts:

	Threshold		Target		Maximum
Named executive officer	Dollar amount ($)	Percent of base salary (%)	Dollar amount ($)	Percent of base salary (%)	Dollar amount ($)	Percent of base salary (%)
John M. Holmes	462,500	50%	925,000	100%	1,850,000	200%
Sean M. Gillen	225,000	50%	450,000	100%	900,000	200%
Jessica A. Garascia	206,000	50%	412,000	100%	824,000	200%
Christopher A. Jessup	225,000	50%	450,000	100%	900,000	200%
Eric S. Pachapa	129,375	37.5%	258,750	75%	517,500	150%

Fiscal 2022 short-term incentive plan – approving payouts

For Fiscal 2022, the Company reported adjusted diluted earnings per share from continuing operations of $2.38 and achieved adjusted working capital turns of 2.96. As noted, the Compensation Committee has the discretion under the Fiscal 2022 short-term incentive plan to exclude or add back one-time special charges that it considers unusual or unforeseen and outside of management’s control.

The working capital turns of 2.96 resulted in a payout of 138% for that portion of the metric. Adjusted diluted earnings per share from continuing operations was $2.38, which has been adjusted to exclude “special charges” and unusual items of $0.22 consisting of non-GAAP adjustments externally reported which include losses related to sale and exit of business of $0.04, severance, furlough and pension settlement costs of $0.07, contract termination/restructuring costs and loss provisions of $0.02, asset impairment charges of $0.07, customer bankruptcy and credit charges of $0.02, investigation and remediation compliance costs of $0.07, facility consolidation and repositioning costs of $0.01, and costs related to strategic projects of $0.04, which were partially offset by government COVID subsidies of $0.10 and a gain on settlement of purchase accounting liabilities of $0.02. The Compensation Committee determined that these adjustments were appropriate as they are the same adjustments made and reported in connection with the Company’s earnings statements. The resulting payout for this metric was 200%, which is the maximum payout.

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For the strategic objectives the Compensation Committee reviewed each objective, and determined that due to the following factors, a payout of 100% for this metric was appropriate:

Objective	Factors

Identify and secure opportunities to deploy capital for organic and inorganic growth	●	Expanded government business with awards from the Department of Energy and Columbian government to procure, convert and deliver, and service used aircraft
	●	New distribution agreements with Arkwin for engine parts and with Collins Aerospace for de-icing products
	●	Awarded long-term contract from USAFE to support F-16 aircraft in Europe
	●	Disciplined investments in used service material market to support the recovery
	●	Awarded new-generation pallet contract at Mobility
	●	Digital investments to foster top-line growth and improve efficiencies across the company
	●	FAA certification of Indian airframe maintenance facility through our JV
	●	Progressed towards refinancing and extension of our revolving credit facility
	●	Evaluated multiple potential acquisition targets to expand the business

Drive an environmental, social and corporate governance program that addresses key areas of focus	●	Launched various employee resource groups in Fiscal Year 2022
	●	Performed materiality assessment to identify key areas of focus for ESG
	●	Launched inaugural ESG report in Fiscal Year 2022, with second report forthcoming in Fiscal 2023.
	●	Continued community involvement by supporting numerous charities
	●	Continued compliance enhancements, including building out control environment for compliance testing
	●	Continued focus on Aviation Safety, including implementation of a final SMS program

Giving weighting to all of these items, the total payout under the short-term incentive plan was 168%, and the resulting bonuses for each named executive officer are listed below.

	Fiscal 2022 short-term incentive plan
Named executive officer	Target bonus ($)	Actual bonus ($)
John M. Holmes	925,000	1,554,000
Sean M. Gillen	450,000	756,000
Jessica A. Garascia	412,000	692,160
Christopher A. Jessup	450,000	756,000
Eric S. Pachapa	258,750	434,700

Fiscal 2022 stock awards

In July 2021, the Compensation Committee approved awards of performance-based restricted stock, time-based restricted stock and stock options to its named executive officers under the Fiscal 2022 long-term incentive plan.

After a one-year, temporary suspension of the use of performance-based restricted stock, the Compensation Committee reinstated the practice of having 50% of the annual stock awards comprised of performance-based restricted stock.

For Fiscal 2022, the Compensation Committee determined the types and dollar amounts of stock awards to be granted on an annual basis, based on a number of factors, including:

●	The restrictions on executive compensation imposed by the CARES Act;

●	The Fiscal 2022 executive compensation assessment prepared by its independent compensation committee consultant;

●	The Company’s budget for compensation expense;

●	The Company’s stock price;

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●	The Company’s burn rate experience under its stock plan;

●	The levels of responsibility, seniority and overall compensation of the participants; and

●	The Chief Executive Officer’s recommendations for participants other than himself.

Annual stock awards for named executive officers

50% Performance based restricted stock	25% Stock options	25% Time-based restricted stock

Stock awards for other employees

50% Stock options	50% Time-based restricted stock

The Compensation Committee’s use of performance-based restricted stock is intended to motivate executives to drive corporate performance, specifically with respect to adjusted income from continuing operations performance, adjusted return on invested capital performance and relative total stockholder return. The performance-based restricted stock is forfeited unless the Company achieves these performance goals at designated threshold levels over the three-year performance period. The Compensation Committee’s use of stock options is intended to focus executives on stock price appreciation. Stock options only have value to an executive if the Company’s stock price increases above its grant date value, thus providing a “win-win” for the executives and the Company’s stockholders. The Compensation Committee’s use of time-vested restricted stock is intended to promote retention and align the interests of our named executive officers with those of our stockholders. In these ways, the stock component of the Company’s executive compensation program fully reflects a pay-for-performance emphasis.

Also in Fiscal 2022, the Compensation Committee reduced the awards to be made to Messrs. Holmes, Jessup and Pachapa in order to comply with the compensation restrictions in the CARES Act applicable at that time. After the CARES Act restrictions expired, the Compensation Committee made certain one-time, special equity awards considering the strong performance of the Company under Mr. Holmes’s leadership, as further described herein.

Performance-based restricted stock

The Compensation Committee approved the following grants of restricted stock awards for Fiscal 2022, subject to performance-based vesting:

	Fiscal 2022 performance-based restricted stock
Named executive officer	Number of shares at target	Grant date fair value ($)
John M. Holmes	16,960	640,070
Sean M. Gillen	10,600	400,044
Jessica A. Garascia	6,630	250,216
Christopher A. Jessup	5,370	202,664
Eric S. Pachapa	3,450	130,203

The grant date fair value in the table above was based on the $37.74 closing price of the Common Stock on the July 12, 2021 date of grant.

The Compensation Committee designated adjusted income from continuing operations (weighted 70%), return on invested capital (weighted 20%) and relative total stockholder return (10%) as the three performance goals for the performance-based restricted stock under the Fiscal 2022 long-term incentive plan. The Compensation Committee believes these three measures are appropriate because they capture critical elements of the Company’s performance over the three-year period.

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The table below shows the threshold, target and maximum levels set by the Compensation Committee for each of these performance goals:

Performance goal		Threshold (50%)	Target (100%)	Maximum (250%)
70%	Adjusted income from continuing operations (weighting)	$188.6M	$235.8	$283.0M
20%	Three-year return on invested capital (weighting)	6%	7.5%	9%
10%	Relative total shareholder return (weighting)	25th Percentile	50th Percentile	80th Percentile

The performance-based restricted shares generally vest on July 31, 2024, subject to performance conditions. The Compensation Committee believes that performance-based restricted stock serves a valuable purpose aligning executive pay with the interests of stockholders.

The Fiscal 2022 long-term incentive plan provides that: performance below the threshold level results in a 0% payout; performance at the threshold level results in a 50% payout of the shares of performance-based restricted stock; performance at the target level results in a 100% payout; and performance at or above the maximum level results in a 250% payout. Performance between the threshold and target levels and between the target and maximum levels results in proportionate straight-line payouts.

Stock options

The Compensation Committee approved the following grants of stock option awards for Fiscal 2022, subject to time-based vesting:

	Fiscal 2022 stock options
Named executive officer	Number of shares	Grant date fair value ($)
John M. Holmes	23,950	319,972
Sean M. Gillen	14,970	199,999
Jessica A. Garascia	9,350	124,916
Christopher A. Jessup	7,580	101,269
Eric S. Pachapa	4,860	64,930

The grant date fair value in the table above was based on a Black-Scholes valuation, using the $37.74 closing price of the Common Stock on the July 12, 2021 date of grant.

The stock options vest 33⅓% on each of July 31, 2022, July 31, 2023 and July 31, 2024. The Compensation Committee believes that stock options serve a valuable purpose in helping to retain executives and reward them for building a career with the Company. Stock options, once vested, remain subject to the retention requirements under the Company’s stock ownership guidelines.

Time-based restricted stock

The Compensation Committee approved the following grants of restricted stock awards for Fiscal 2022, subject to time-based vesting:

	Fiscal 2022 restricted stock
Named executive officer	Number of shares	Grant date fair value ($)
John M. Holmes	8,480	320,035
Sean M. Gillen	5,300	200,022
Jessica A. Garascia	3,310	124,919
Christopher A. Jessup	2,680	101,143
Eric S. Pachapa	1,720	64,913

The grant date fair value in the table above was based on the $37.74 closing price of the Common Stock on the July 12, 2021 date of grant.

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The restricted shares vest 100% on July 31, 2024. The Compensation Committee believes that restricted shares serve a valuable purpose in helping to retain executives and reward them for building a career with the Company.

Performance-based restricted stock – approving Fiscal 2020 award payouts

In July 2022, the Compensation Committee approved the payouts of shares of performance-based restricted stock under the Fiscal 2020 long-term incentive program (these grants were previously disclosed in the Company’s 2020 proxy statement). The payout was determined by the Company’s cumulative net income from continuing operations, return on invested capital and total shareholder return performance for the three-year performance period that began on June 1, 2019 and ended on May 31, 2022 versus target performance goals as set forth below.

Performance Goal	Target	Actual*
Cumulative income from continuing operations (70%)	$275.9 million	$208.3 million
Return on Invested Capital (20%)	7.10%	6.44%
Relative total shareholder return (10%)	50th percentile	69th percentile
*	Income from continuing operations has been adjusted as permitted under the plan to exclude “special charges” and unusual items of $58.7 million (net of tax), consisting of non-GAAP adjustments externally reported which include contract termination/restructuring costs and loss provisions, net of $31.8 million, asset impairment and exit charges of $16.8 million, losses related to sale and exit of business of $16.6 million, severance, furlough and pension settlement costs of $16.6 million, investigation and remediation compliance costs of $13.7 million, facility consolidation and repositioning costs of $7.5 million, customer bankruptcy and credit charges of $5.7 million, costs related to strategic projects of $2.5 million, and recognition of foreign currency translation adjustments of $0.2 million partially offset by Government COVID-related subsidies, net of $48.6 million, gain on legal settlement of $3.3 million, and gain on settlement of purchase accounting liabilities of $0.8 million. Where applicable, return on invested capital has been adjusted for the certain of the special charges and unusual items listed above in addition to the impact of our accounts receivable financing program.

Based on the Company’s cumulative adjusted income from continuing operations, adjusted return on invested capital and total stockholder return for the performance period, as adjusted as outlined above, the Fiscal 2020 performance-based restricted shares had an overall achievement percentage of 35% of target and therefore were paid out as of the vesting date of July 31, 2022, as follows:

Named executive officer	Target number of shares granted in Fiscal 2020	Total shares paid out
John M. Holmes	34,525	12,084
Sean M. Gillen	6,650	2,328
Jessica A. Garascia*	—	—
Christopher A. Jessup	6,650	2,328
Eric S. Pachapa	4,650	1,628
*	Ms. Garascia was not employed by the Company at the time of the Fiscal 2020 grant.

Fiscal 2022 total direct compensation

The following table shows target total direct compensation (base salary + annual cash bonus + the grant date value of annual stock awards) set for each named executive officer for Fiscal 2022, compared to actual total direct compensation received by each named executive officer for Fiscal 2022.

	Fiscal 2022 total direct compensation
Named executive officer	Target* ($)	Actual ($)	Actual as a % of target
John M. Holmes	3,130,078	3,759,077	120%
Sean M. Gillen	1,700,065	2,006,065	118%
Jessica A. Garascia	1,324,051	1,604,211	121%
Christopher A. Jessup	1,305,076	1,611,076	123%
Eric S. Pachapa	863,796	1,039,746	120%
*	For Messrs. Holmes, Jessup and Pachapa, this amount refers to the compensation the Compensation Committee actually awarded to him, after reductions made in order to comply with the CARES Act. The amount of his intended target compensation in the absence of those restrictions was $5,230,000, $1,700,000 and $1,006,750, respectively. The amount does not include the special, one-time equity grants or deferred compensation awards made in Fiscal Year 2022 as further discussed herein.

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Fiscal 2022 peer group

The Compensation Committee believes that total compensation opportunities for the Company’s key executives, including the named executive officers, should be competitive with those offered by other companies competing for talent in the Company’s employment market.

The goal of the Compensation Committee is to assemble a set of peer group companies that provide relevant pay and performance comparisons with the Company. The Compensation Committee and its independent compensation consultant recognize that any peer group of the Company will be imprecise given the Company’s unique characteristics, the diversity of its businesses and the diversity of the markets in which the Company operates. They further recognize that there will be larger-sized and smaller-sized companies in the Company’s peer group; companies that are competitors in some but not all of the Company’s businesses; and other financial, business or market attributes that the peer group companies may or may not share with the Company.

When determining the Fiscal 2022 peer group, the Compensation Committee used the following criteria: company type; industry classification (using Standard and Poor’s GICS codes); companies of comparable size to the Company by annual revenue (with secondary consideration given to market value); and business focus (organizations that conducted business similar in nature to that conducted by the Company).

Following its review and analysis, the Compensation Committee recommended and the Board of Directors approved a Fiscal 2022 peer group consisting of the following 17 companies:

● Aerojet Rocketdyne Holdings, Inc. ● Applied Industrial Technologies, Inc. ● Barnes Group, Inc. ● CACI International Inc. ● Crane Co. ● Cubic Corporation	● Curtiss-Wright Corporation ● Heico Corporation ● Hexcel Corporation ● Kaman Corporation ● Moog Inc. ● MSC Industrial Direct Co., Inc.	● Teledyne Technologies, Incorporated ● The Timken Company ● TriMas Corporation ● Triumph Group, Inc. ● Woodward, Inc.

The Fiscal 2022 peer group is identical to the Fiscal 2021 peer group. The Compensation Committee noted the following reasons supporting its selection of the Fiscal 2022 peer group.

●	The importance of year-to-year consistency in the comparisons of executive compensation;
●	The fact that nine of the 17 companies in the Company’s peer group were also listed as peer group companies by each of Institutional Shareholder Services (“ISS”), a large proxy advisory firm, and Glass Lewis, another large proxy advisory firm; and
●	The difficulty in making changes to the peer group in light of the impact of COVID-19 on the Company and its peers.

Say-on-pay vote

The Compensation Committee carefully considered the results of prior years’ stockholder say-on-pay votes and other stockholder feedback in designing the Fiscal 2022 executive compensation program and making executive compensation decisions for the Company’s executives.

The table to the right shows the say-on-pay vote approving the executive compensation at the Company’s last three annual meetings of stockholders, reflecting a positive trend in stockholder support for the changes made by the Compensation Committee to the Company’s executive compensation program:

Say-on-pay vote

Recommendations of the Chief Executive Officer

The Compensation Committee may consider the Chief Executive Officer’s recommendations but retains the ultimate decision-making authority and responsibility for compensation decisions affecting the Company’s executive officers.

The Compensation Committee considered the recommendations of the Chief Executive Officer in making Fiscal 2022 cash bonus and stock award decisions for the executive officers other than the Chief Executive Officer. In making his recommendations, the

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Chief Executive Officer evaluated the performance of the executives during the prior year against pre-established performance goals. Some of the performance goals related to the financial performance of the Company or the executive officer’s business group. Other performance goals were non-quantitative and related to leadership development, customer relationships, acquisition integration, diversity development, or similar Company initiatives. The Chief Executive Officer’s recommendations reflected his assessment of an individual executive officer’s overall contributions to the performance of the Company.

Other compensation information

The Compensation Committee also considered certain historical compensation data for the Company’s executives. This data included summaries of cash and equity compensation received in past years by each executive officer. The Compensation Committee also reviewed the executives’ total annual compensation, including cash and non-cash direct compensation, cumulative benefits and savings under retirement plans and equity compensation programs, perquisites and potential payments on termination of employment, whether on a change-in-control of the Company or otherwise. It reviewed the performance of the Company and the executive officers during the year, taking into account pre-established goals, operational performance, business responsibilities, career experience, and long-term potential to enhance stockholder value. The Compensation Committee reviewed internal pay comparisons among the Company’s executives to ensure that the Company’s executive compensation program reflects the executives’ relative positions, responsibilities, and contributions to the Company.

Below Market-Competitive Compensation Awarded to Comply with the CARES Act and compensation

As previously disclosed, on July 30, 2020, the Company entered into a Payroll Support Program Agreement (the “PSP Agreement”) with the U.S. Treasury Department providing the Company with total funding of approximately $57.2 million pursuant to the CARES Act. Under the PSP Agreement, the Company and its business were subject to certain restrictions, including, but not limited to, certain limitations on executive compensation through March 24, 2022.

When setting compensation for each of Fiscal Years 2021 and 2022, the Compensation Committee considered the intended long-term equity compensation levels for each year as an element of the annual total target compensation package based on peer benchmarking and other factors.

However, in designing the Fiscal 2021 and 2022 programs, the Committee reduced the annual grant level of the long-term equity awards to comply with the CARES Act compensation limits. As a result, the Compensation Committee was unable to award these executive officers with their intended market-rate compensation in each of Fiscal Years 2021 and 2022, due to CARES Act limits, as detailed in the table below and based on grant date fair value. Mr. Holmes had the greatest reduction in his compensation due to the CARES Act rules, being the only executive officer whose equity compensation was required to be reduced in Fiscal 2021.

Fiscal Year 2021
Name	Intended Fiscal 2021 LTI Equity Award Level ($)	Actual Fiscal 2021 LTI Equity Award Level ($)	Reduction For CARES Act Limit ($)
John M. Holmes	3,380,000	1,842,024	1,537,976

Fiscal Year 2022
Name	Intended Fiscal 2022 LTI Equity Award Level ($)	Actual Fiscal 2022 LTI Equity Award Level ($)	Reduction For CARES Act Limit ($)
John M. Holmes	3,380,000	1,280,078	2,099,922
Christopher A. Jessup	800,000	405,076	394,924
Eric S. Pachapa	403,000	260,045	142,955

Policy Against One-Time Awards

In general, the Compensation Committee does not award one-time equity grants or bonuses to executives, preferring instead for equity to be awarded in connection with the Company’s annual Long-Term Incentive compensation program, and cash to be in the form of salary and bonus via the Company’s Short-Term Incentive Plan. However, because the CARES Act resulted in the Compensation Committee awarding below-market equity compensation for Fiscal Years 2021 and 2022, the Compensation Committee made the following changes to its general policy in Fiscal Year 2022.

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Compensation Committee Awards One-Time Deferred Cash Award to Mr. Holmes

In light of the compensation reductions made to comply with the CARES Act restrictions in Fiscal 2021 and Fiscal 2022 outlined above, Mr. Holmes’s successful management of the Company during the Coronavirus pandemic and in recognition of the need to retain Mr. Holmes and maintain competitive compensation with our peer group, at the time that the Compensation Committee made awards under the Company’s Fiscal Year 2022 annual Long-Term Incentive Program, the Board also awarded a deferred cash retention award to Mr. Holmes in the amount of $1,000,000. In making the determination to grant this award, the Board considered Mr. Holmes’s strong leadership and performance over the past year, concerns related to the need to retain and reward Mr. Holmes, considerations related to compensation benchmarking and external pay parity, and Mr. Holmes’s voluntary pay reduction taken during the beginning of the pandemic. The deferred cash retention award was paid to Mr. Holmes following the expiration of the CARES Act compensation restrictions.

Compensation Committee Awards One-Time Equity Grants to CARES Act impacted employees

In connection with the expiration of the CARES Act restriction on compensation, the Compensation Committee considered potential one-time equity awards for those employees whose equity compensation had been reduced. In determining whether and to what extent to award special equity grants, the Compensation Committee began by assessing the performance of the Company throughout Fiscal Years 2021 and 2022, and specifically considered that the Company had, under the leadership of Mr. Holmes:

●	Reduced debt, including by repaying all outstanding principal and interest on the loan received pursuant to the CARES Act.
●	Initiated numerous cost-cutting actions that allowed the Company to successfully navigate the pandemic, including:
o	Voluntary, temporary reductions in base salary of 20% for Mr. Holmes and 15% for the other executive officers,
o	Voluntary, temporary suspension of the Company’s 401(k) and Supplemental Key Employee Retirement Plan (“SKERP”) contributions during part of Fiscal Year 2021,
o	Suspension of the Company’s discretionary SKERP match for executive officers for Fiscal Years 2021 and 2022, and
o	Exiting or restructuring numerous unprofitable contracts and exiting and consolidating certain facilities.
●	Entered into and expanded numerous profitable contracts.
●	Oversaw an increase in the Company’s stock price from $20.08 as of June 1, 2020, to $44.94 as of February 28, 2022.
●	Implemented several environmental, social and governance initiatives.

On March 25, 2022, the Compensation Committee met and considered the above accomplishments of the Company under the leadership of Mr. Holmes, and with the support of the other executive officers who had also forgone market-based compensation as a result of the CARES Act, including Mr. Jessup and Mr. Pachapa. The Committee thereafter determined to award Messrs. Holmes, Jessup and Pachapa the following awards of stock options and restricted stock awards:

Name	Stock Options Awarded	Restricted Shares Awarded	Aggregate Grant Date Fair Value of Awards ($)
John M. Holmes	312	144,165	7,349,003
Christopher A. Jessup	59	9,764	498,544
Eric S. Pachapa	21	3,534	180,436

When determining the amount and type of equity to award Messrs. Holmes, Jessup and Pachapa, the Committee considered the following factors:

●	The need to maintain competitive and fair compensation.
●	The retentive value of RSA awards, which have three year-cliff vesting.
●	The ability of stock options to align management’s interests with those of our stockholders, promote performance and to encourage long-term value creation.
●	The type and amount of equity-based compensation forgone by each of Messrs. Holmes, Jessup and Pachapa as a result of CARES Act restrictions during Fiscal Year 2021 and 2022.
●	The similar actions being taken for non-executive employees that had their compensation reduced due to CARES Act restrictions during Fiscal Year 2022.

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The Committee set the form and amount of these equity awards, when combined with the cash retention award approved for Mr. Holmes, to match approximately the shortfall in equity compensation realized by each of these executives under the CARES Act limitations.

The RSA awards have a three-year cliff vesting period. The stock option awards will vest in 1/3 annual installments, beginning on March 25, 2023.

Fiscal 2022-Reinstatement of Performance-Based Restricted Shares

As previously discussed, in Fiscal Year 2021, the Compensation Committee made the decision to temporarily deviate from its normal practice of granting performance-based restricted stock, primarily due to difficulty in setting meaningful long-term performance targets given uncertain economic conditions at the time. However, the Compensation Committee determined in July 2021, when setting Fiscal 2022 compensation, to award performance-based restricted stock, restricted stock, and stock options at a 50%, 25% and 25% mix, respectively. The Compensation Committee determined to reinstate its long-standing practice of making performance-based restricted stock awards comprise 50% of the Long-Term Incentive Program due to the stabilization of market conditions, and its belief that performance-based restricted shares are the preferred vehicle for ensuring that management’s interests remained aligned with those of the Company’s stockholders.

A Look Towards Fiscal 2023 Compensation

Due to relative stabilization of market conditions, the waning influence of COVID-19 on the aviation industry, and the lapse of CARES Act restrictions on the Company, the Compensation Committee has been able to return to its long-time practice of setting compensation at competitive levels. It has continued to use performance-based restricted shares for 50% of the Company’s Long-Term Compensation Program for Fiscal Year 2023 and anticipates that it will revert back to its previous policy of generally prohibiting one-time, special grants.

Key executive compensation policies and practices

The following are key factors that also affect the executive compensation decisions made by the Compensation Committee for the Company’s executives, including its named executive officers:

Stock ownership guidelines

The Company has stock ownership guidelines requiring directors and executive officers to own and retain a meaningful amount of the Company’s stock.

The table below summarizes the current stock ownership guidelines:

Applicable persons	Stock ownership requirement market value
Non-Employee Directors	Lesser of $410,000 market value of shares or 20,000 shares (within five years of joining the Board)
CEO	6x base salary
Direct Reports to CEO	2x base salary
Other Executive Officers	1x base salary

Executive officers not in compliance with these guidelines must retain at least 50% of the net shares after the payment of the exercise price and the withholding of taxes in the case of an option exercise or the withholding of taxes in the case of the vesting of restricted stock. Failure to meet these stock ownership levels or to show sustained progress toward meeting them may result in a reduction in future stock awards. Stock values are measured as of each fiscal year-end, with unvested stock awards counted at 50% of their value and stock options counted at 0%.

All directors and named executive officers of the Company complied with the stock ownership requirements as of May 31, 2022.

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Employment, severance and other agreements

The Company has an employment agreement with Mr. Holmes, its President and Chief Executive Officer, and as of May 31, 2022, had severance and change-in-control agreements in place with the remainder of the named executive officers. See “— Employment agreement with Mr. Holmes” for a description of the employment agreement between the Company and Mr. Holmes and “Potential payments upon a termination of employment or a change-in-control of the Company” for a description of the severance and change-in-control agreements with the remainder of the named executive officers.

The rationale for the employment agreement and the severance and change-in-control agreements is to provide an appropriate measure of security and incentive to the executive officers in line with market practice and to promote the Company’s goal of senior leadership stability.

The Company has no tax gross-up provisions or single trigger change-in-control provisions in any agreement with any executive officer.

Equity grant practices

The Compensation Committee meets from time to time to consider and act with respect to equity compensation awards for the Company’s executive officers. As described, the Compensation Committee typically grants annual stock awards at its July meeting. In Fiscal Year 2022, the Compensation Committee also made one-time special equity grants to those employees who had their stock compensation reduced in Fiscal Year 2022. The Compensation Committee — or the Chief Executive Officer pursuant to authority delegated by the Compensation Committee — also grants stock awards to newly hired or newly promoted employees at other times during the year. In all cases, the grant date is the date on which the Compensation Committee acts to approve the award, unless the Compensation Committee establishes the grant date at a specified future date. Board and Compensation Committee meetings are generally scheduled a year in advance and without regard to anticipated earnings or other major announcements by the Company. The Company does not time the granting of its equity compensation awards to affect the value of its executive compensation.

Perquisites

We provide limited perquisites to our executive officers. See footnotes to the “All Other Compensation” column of the Summary Compensation Table for a description and valuation of these perquisites. The Compensation Committee believes these perquisites are reasonable, market-competitive and consistent with the Company’s overall executive compensation program.

Retirement benefits

The Company’s named executive officers participate in one or more of the following retirement plans:

●	Retirement Plan: A tax-qualified defined benefit plan whose benefit accruals ceased in June 2005.
●	Retirement Savings Plan: A tax-qualified 401(k) savings plan available to all employees.
●	SKERP: A non-qualified retirement plan that makes up 401(k) benefits that would otherwise be lost as a result of Internal Revenue Code limits and provides additional employer contributions.

The Compensation Committee views the retirement benefits for the named executive officers as reasonable, market-competitive and consistent with the Company’s overall executive compensation program.

Risk management

The Compensation Committee considered, with the assistance of its independent compensation consultant, whether the Company’s compensation policies and practices in Fiscal 2022 for its employees, including the named executive officers, posed any significant risks or were reasonably likely to have a material adverse effect on the Company. The Compensation Committee determined that the Company’s compensation policies and practices did not encourage excessive or inappropriate risk-taking and that they were not reasonably likely to have any such material adverse effect on the Company.

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The Compensation Committee believes that the design and operation of the Company’s executive compensation program are consistent with the Company’s risk management strategies for the following reasons:

●	The Fiscal 2022 executive compensation program was designed to provide a proper balance between cash and stock compensation, fixed and variable compensation, and short-term and long-term compensation. The Compensation Committee generally favors a heavier weighting of longer-term, stock compensation to align the executives’ interests with the interests of stockholders, to promote performance and to encourage long-term value creation.
●	Fiscal 2022 short-term incentive plan awards — performance-based cash compensation — were based on three different performance metrics: adjusted diluted earnings per share from continuing operations, adjusted net working capital turns and strategic objectives, all of which provide benefits to the Company’s stockholders. In any year, regardless of the Company’s performance against these metrics, the Compensation Committee retains (and has exercised) the discretion to reduce any annual cash bonus for any reason.
●	The balance built into the Fiscal 2022 short-term incentive plan was also reflected in the Fiscal 2022 long-term incentive plan awards, which consisted of performance-based restricted shares, stock options and time-based restricted stock. Each of these long-term equity-based incentive awards contains vesting periods designed to promote employee retention. They also are linked to the value of the Company’s common stock, thus aligning the executives’ interests with the interests of the Company’s stockholders.
●	The Company’s stock ownership guidelines align the interests of directors and executive officers with the interests of stockholders, providing further assurance that decisions are made in the best interest of stockholders.
●	The Compensation Committee, its independent compensation consultant and senior management work together to ensure that the aggregate level of executive compensation fits within the Company’s budget.
●	The Compensation Committee determined to deviate from its general prohibition on one-time awards after careful consideration and for the reasons set forth herein, believing that these awards would help promote retention and address the lack of below-market pay due to CARES Act restrictions.

Role of the independent compensation consultant

Semler Brossy Consulting Group (“Semler Brossy”) served as the independent compensation consultant to the Compensation Committee in Fiscal 2022. Semler Brossy provides research, data analysis, market information and compensation plan design expertise and experience to the Compensation Committee. Semler Brossy assisted with the design and implementation of the Fiscal 2022 short-term and long-term incentive plans for the Company’s senior executives and the development of the Company’s peer group for executive compensation purposes. Semler Brossy also kept the Committee apprised of regulatory developments and market trends related to executive compensation practices.

Semler Brossy does not determine or recommend the amount or form of executive compensation for any of the Company’s executive officers. Representatives of Semler Brossy attended all meetings of the Compensation Committee in Fiscal 2022.

The Compensation Committee considered the independence of Semler Brossy in Fiscal 2022. The Compensation Committee’s consideration of Semler Brossy’s independence focused on the following factors:

●	Semler Brossy provides no other services to the Company and received no other fees from the Company apart from its compensation for consulting with the Compensation Committee;
●	The conflicts of interest policies and procedures of the Company and of Semler Brossy;
●	The fact that the Semler Brossy employees who provided compensation consulting services did not own any shares of the Company’s common stock;
●	The lack of any relationships between Semler Brossy and members of the Company’s Board of Directors; and
●	The lack of any relationships between Semler Brossy and any of the Company’s executive officers.

Based on this assessment, the Compensation Committee concluded that no conflicts of interest existed with respect to Semler Brossy and that Semler Brossy was independent of the Company.

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Incentive compensation claw-back policy

The Company has an incentive compensation claw-back policy. The policy provides for the recoupment of incentive compensation, including bonuses and equity-based grants and awards, paid to a current or former executive officer of the Company where such person’s misconduct contributed to an accounting restatement of the Company’s financial statements.

The Company is aware of the proposed compensation claw-back rules issued by the SEC. The Company will revise its incentive compensation claw-back policy to comply with the requirements of the SEC’s final rules if and when they are adopted.

Anti-hedging and anti-pledging policies

The Company maintains a strong insider trading policy aimed at ensuring that its directors, officers and employees do not use confidential or material non-public information in connection with trading in Company securities or in the securities of other companies with which the Company does business. The purpose of the insider trading policy is to promote compliance with applicable securities laws governing insider trading.

An important part of the Company’s insider trading policy is the prohibition on directors, officers and employees engaging in short sales, market put and call options, margining and hedging, pledging or hypothecation of the Company’s securities, except for pledging or hypothecation in connection with a cashless exercise of stock options issued by the Company. The Company discourages its directors, officers and employees from engaging in short-term speculative trading, and the prohibition on hedging and pledging securities is consistent with this perspective.

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Proposal 2 Executive compensation

Executive compensation tables

Summary compensation table1

The following table sets forth compensation information for the Company’s named executive officers for Fiscal 2022, Fiscal 2021 and Fiscal 2020:

Name and principal position	Year	Salary ($)[2]	Bonus ($)	Stock awards ($)[3]	Option awards ($)[4]	Non-equity incentive plan compensation ($)[5]	Change in pension value and non-qualified deferred compensation earnings ($)[6]	All other compensation ($)[7]	Total ($)
John M. Holmes President and Chief Executive Officer	2022	925,000		8,302,428	326,652	1,554,000	827	1,218,436	12,327,343
	2021	780,655	—	—	1,842,024	1,413,000	790	86,957	4,123,426
	2020	801,101	—	1,300,212	1,300,118	1,113,750	756	220,970	4,736,907
Sean M. Gillen Vice President and Chief Financial Officer	2022	450,000		600,066	199,999	756,000		58,552	2,064,617
	2021	392,845	—	172,543	402,527	682,950	—	24,151	1,675,016
	2020	403,498	—	250,439	428,841	556,200	—	98,815	1,737,793
Jessica A. Garascia Vice President, General Counsel, Chief Administrative Officer and Secretary	2022	412,000		375,135	124,916	692,160		46,333	1,650,544
	2021	359,598	—	250,008	250,021	628,000	—	27,913	1,515,540
	2020	117,262	50,000	—	—	168,750	—	3,558	339,570
Christopher A. Jessup Vice President, Chief Commercial Officer	2022	450,000		801,088	102,532	756,000		86,331	2,195,951
	2021	382,738	—	195,082	455,007	667,250	—	30,355	1,730,432
	2020	391,746	—	250,439	249,775	540,000	—	140,958	1,572,918
Eric S. Pachapa Vice President, Controller and Chief Accounting Officer	2022	345,000		375,103	65,380	434,700		43,020	1,263,203
	2021	309,968	—	120,932	282,113	394,463	—	8,638	1,116,114
	2020	327,843	50,000	175,119	175,100	248,553	—	60,530	1,037,145
[1]	General. The Summary Compensation Table provides specific compensation information for the Company’s named executive officers in accordance with applicable SEC rules. Please read the “Compensation Discussion and Analysis” section of this proxy statement for a more detailed explanation of the Company’s executive compensation program in Fiscal 2022.
[2]	Salary. In Fiscal 2022, each named executive officer received an approximate 3% base salary increase, with the exception of Mr. Jessup, who received a 6% base salary increase, in each case for the reasons stated in the “Compensation Discussion and Analysis” section of the proxy statement.
[3]	Stock Awards. The amounts in this column for Fiscal 2022 reflect the grant date fair values of the time-based restricted stock awards as well as the value of performance-based restricted stock awards at their target levels. These values were computed in accordance with FASB ASC Topic 718. The grant date fair values of the performance-based stock awards, assuming the performance conditions are met at the maximum level as required by SEC rules, are as follows: Mr. Holmes: $1,600,176; Mr. Gillen: $1,000,110; Ms. Garascia: $506,660; Mr. Jessup: $625,541 and Mr. Pachapa: $325,508. In July 2021, the Compensation Committee made grants of time-based restricted stock awards and performance-based restricted stock awards pursuant to the Company’s Fiscal 2022 Long Term Incentive Compensation Program to each named executive officer and then, in March 2022, special, one-time awards of time-based restricted stock to Messrs. Holmes, Jessup and Pachapa. The July time-based restricted stock generally vests on July 31, 2024 and the March restricted stock generally vests on March 25, 2025. See Note 5, to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for Fiscal 2022 for an explanation of the assumptions made by the Company in the valuation of the stock awards.
The grant date fair values represent the Company’s accounting expense for the grants made to the named executive officers in a given year. These amounts do not represent the actual value that may be realized by the named executive officers because an award may be forfeited or may not vest or may vest at a lower or higher level. The “Compensation Discussion and Analysis” section of this proxy statement contains additional information about the awards of performance-based restricted stock in Fiscal 2022. Vesting information is presented under “Executive Compensation — Outstanding Equity Awards at Fiscal 2022 Year End —Vesting.”
[4]	Option Awards. The amounts in this column for Fiscal 2022 reflect the grant date fair value of the stock option awards computed in accordance with FASB ASC Topic 718. In July 2021, the Compensation Committee made grants of stock options pursuant to the Company’s Fiscal 2022 Long Term Incentive Compensation Program to each named executive officer and then, in March 2022, special, one-time awards stock options to Messrs. Holmes, Jessup and Pachapa. The stock awards vest in 1/3 installments beginning on the first anniversary of the date of grant. See Note 5 to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for Fiscal 2022 for an explanation of the assumptions made by the Company in the valuation of these awards.
The grant date fair values represent the Company’s accounting expense for the grants of stock options made to the named executive officers in a given year. These amounts do not represent the actual value that may be realized by the named executive officers because a stock option may be forfeited, may not be exercised or may not vest. The “Compensation Discussion and Analysis” section of this proxy statement contains additional information about the awards of stock options granted in Fiscal 2022. Vesting information is presented under “Executive Compensation — Outstanding Equity Awards at Fiscal 2022 Year End —Vesting.”
[5]	Non-Equity Incentive Plan Compensation. The Fiscal 2022 amounts in this column are the performance-based cash bonuses earned by Mr. Holmes, Mr. Gillen, Ms. Garascia, Mr. Jessup and Mr. Pachapa under the Company’s Fiscal 2022 short-term incentive plan. The “Compensation Discussion and Analysis” section of this proxy statement contains additional information about the Fiscal 2022 bonuses.
[6]	Change in Pension Value and Non-Qualified Deferred Compensation Earnings. This column shows the increased pension value under the Retirement Plan for Mr. Holmes, who is the only named executive officer with a benefit under the Retirement Plan. This column does not include any preferential or above-market earnings on deferred compensation as the Company does not pay such earnings on the deferred compensation of its named executive officers.
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[7]	All Other Compensation. The table below provides a breakdown, by type and amount, of the totals shown in the “All Other Compensation” column for each named executive officer in Fiscal 2022. As required by the SEC rules, the Company values perquisites based on the aggregate incremental cost to the Company.From time to time, executive officers may use our tickets to sporting venues for personal use. We believe there is no incremental cost associated with our executive officers using our tickets to sporting venues for personal use because the tickets are purchased in advance for the entire season with the intention that they be used for business purposes, they cannot be returned for a refund if they are unused and use for personal purposes occurs only if the tickets have not been reserved for use for a business purpose. The Deferred Cash Award was awarded to Mr. Holmes in July 2021 and paid after CARES Act compensation restrictions lapsed, as further described herein.
Named executive officer	Company 401(k) plan contributions ($)	Company SKERP contributions ($)	Deferred Cash Award ($)	Perquisites and Other Personal Benefits* ($)	Total ($)
John M. Holmes	17,573	124,853	1,000,000	76,010	1,218,436
Sean M. Gillen	11,790	33,462	—	13,300	58,552
Jessica A. Garascia	8,852	22,346	—	15,135	46,333
Christopher A. Jessup	17,717	48,995	—	19,619	86,331
Eric S. Pachapa	15,352	23,373	—	4,295	43,020
*	Amounts include club dues and expenses, financial planning, executive physicals and travel related benefits, including personal use of corporate aircraft and spousal travel, each of which was provided to one or more of our NEOs. The cost of any category of the listed perquisites and other personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and other personal benefits for any NEO, except as follows: (i) $42,047 for club dues and expenses for Mr. Holmes.

Employment agreement with Mr. Holmes

We entered into an amended and restated employment agreement with John M. Holmes, effective when he became President and Chief Executive Officer of the Company on June 1, 2018, which agreement was amended on July 30, 2020 to, among other items, acknowledge that Mr. Holmes’s compensation may be reduced temporarily to comply with the restrictions of the CARES Act in connection with the Company receiving financial assistance under that Act. As in effect on May 31, 2022, the agreement provides that it runs through May 31, 2023 and thereafter renews annually, subject to either party’s right to terminate.

The table below outlines the principal terms of Mr. Holmes’s employment agreement.

Type of benefit	Description
Annual base salary	$900,000 as may be subsequently increased by the Compensation Committee ($925,000 as of May 31, 2022)
Annual cash bonus	Target cash bonus opportunity of 100% of base salary and a maximum opportunity of 250% of base salary based on achievement of performance goals established each year by the Compensation Committee
Annual stock and stock option awards	As determined each year by the Compensation Committee
Perquisites	Financial planning and tax preparation services (not to exceed $15,000 per calendar year); participation in the Company’s executive physical program; club dues; and participation in the defined contribution portion of the Company’s SKERP
Termination / Change-in- Control benefits	See “Potential payments upon a termination of employment or a change-in-control of the Company — Employment agreement with Mr. Holmes”

Agreements with other named executive officers

The Company has a severance and change-in-control agreement with the remainder of the named executive officers. See “Potential payments upon a termination of employment or a change-in-control of the Company” for information about these severance and change-in-control agreements.

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Proposal 2 Executive compensation

Fiscal 2022 grants of plan-based awards

The following table sets forth information for each named executive officer with respect to:

●	Estimated possible payouts under non-equity incentive plan award opportunities for Fiscal 2022;
●	Estimated future payouts under equity incentive plan award opportunities for Fiscal 2022;
●	Other stock awards made in Fiscal 2022; and
●	Stock options granted in Fiscal 2022.

		Estimated possible payouts under non-equity incentive plan awards[2]			Estimated future payouts under equity incentive plan awards[3]			All other stock awards: number of shares of stock	All other option awards: number of securities underlying	Exercise or base price of option awards ($/sh)	Grant date fair value of stock and option
Named executive officer	Grant date[1]	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or units (#)[4]	options (#)[5]		awards ($)[6]
John M. Holmes		462,500	925,000	1,850,000
	7/12/21							8,480			320,035
	7/12/21				8,480	16,960	42,400				640,070
	7/12/21								23,950	37.74	319,972
	3/25/22							144,165			7,342,323
	3/25/22								312	50.93	6,680
Sean M. Gillen		225,000	450,000	900,000
	7/12/21							5,300			200,022
	7/12/21				5,300	10,600	26,500				400,044
	7/12/21								14,970	37.74	199,999
Jessica A. Garascia		206,000	412,000	824,000
	7/12/21							3,310			124,919
	7/12/21				3,315	6,630	16,575				250,216
	7/12/21								9,350	37.74	124,916
Christopher A. Jessup		225,000	450,000	900,000
	7/12/21							2,680			101,043
	7/12/21				2,685	5,370	13,425				202,664
	7/12/21								7,580	37.74	101,269
	3/25/22							9,764			497,281
	3/25/22								59	50.93	1,263
Eric. S. Pachapa		129,375	258,750	517,500
	7/12/21							1,720			64,913
	7/12/21				1,725	3,450	8,625				130,203
	7/12/21								4,860	37.74	64,930
	3/25/22							3,534			179,987
	3/25/22								21	50.93	450
[1]	The Compensation Committee granted annual stock awards under the Company’s Fiscal 2022 long-term incentive plan at its meeting on July 12, 2021 and one-time, special grants at its meeting on March 25, 2022.
[2]	Annual cash bonuses under the Company’s Fiscal 2022 short-term incentive plan were subject to performance in Fiscal 2022, which has now occurred. The information in these columns reflects the range of potential payouts at the time the performance goals were set by the Compensation Committee at its meeting on July 12, 2021, and based on salary increases for Fiscal 2022 that were effective as of June 1, 2021.
[3]	The information in these columns shows the range of performance-based restricted stock grants that could be earned by the named executive officers under the Fiscal 2022 long-term incentive plan. The actual number of shares of performance-based restricted stock granted under the Fiscal 2022 long-term incentive plan is listed in the “Target” column. See the “Compensation Discussion and Analysis” section of this proxy statement for a description of the performance-based restricted stock awards under the Fiscal 2022 long-term incentive plan.
[4]	This column shows (a) with respect to the grants dated July 12, 2021, the number of shares of restricted stock granted to the named executive officers under the Company’s Fiscal 2022 long-term incentive plan and (b) with respect to the grants dated March 25, 2022, the number of shares of restricted stock granted to the named executive officers in connection with the one-time, special grants described herein.
[5]	This column shows (a) with respect to the grants dated July 12, 2021, the number of shares subject to stock options granted to the named executive officers under the Company’s Fiscal 2022 long-term incentive plan and (b) with respect to the grants dated March 25, 2022, the number of shares subject to stock options granted to the named executive officers in connection with the one-time, special grants described herein.
[6]	The grant date fair values of the restricted stock awards and the stock option awards were computed in accordance with FASB ASC Topic 718.
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Outstanding equity awards at Fiscal 2022 year-end

The following table sets forth information for each named executive officer with respect to:

●	Each stock option that remained outstanding as of May 31, 2022; and
●	Each award of restricted stock that was not vested and remained outstanding as of May 31, 2022.
	Option awards[1]					Stock awards
Named executive officer	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)[2]	Market value of shares or units of stock that have not vested ($)[3]	Equity incentive plan awards: number of unearned shares, units, or other rights that have not vested (#)[4]	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)[5]
John M. Holmes	35,000	0	—	24.00	07/11/26	152,645	7,360,542	51,485	2,482,607
	96,000	0	—	35.26	07/10/27	—	—	—	—
	82,300	0	—	48.09	07/09/28	—	—	—	—
	84,150	42,075	—	37.66	07/08/29	—	—	—	—
	83,866	217,734	—	18.94	07/13/30	—	—	—	—
	0	23,950	—	37.74	07/12/31	—	—	—	—
	0	312	—	50.93	03/25/32	—	—	—	—
Sean M. Gillen	6,166	8,084	—	37.66	07/08/29	14,410	694,850	17,250	831,795
	17,385	0	—	37.66	07/08/29	—	—	—	—
	20,290	47,580	—	18.94	07/13/30	—	—	—	—
	0	14,970	—	37.74	07/12/31	—	—	—	—
Jessica A. Garascia	14,776	29,554	—	18.94	07/13/30	3,310	159,608	6,630	319,699
	0	9,350	—	37.74	07/12/31	—	—	—	—
Christopher A. Jessup	9,334	0	—	35.26	07/10/27	22,744	1,096,716	12,020	579,604
	18,300	0	—	48.09	07/09/28	—	—	—	—
	16,166	8,084	—	37.66	07/08/29	—	—	—	—
	0	53,784	—	18.94	07/13/30	—	—	—	—
	0	7,580	—	37.74	07/12/31	—	—	—	—
	0	59	—	50.93	03/25/32	—	—	—	—
Eric S. Pachapa	9,150	0	—	48.09	07/09/28	11,639	561,233	8,100	390,582
	2,183	5,667	—	37.66	07/08/29	—	—	—	—
	9,673	33,347	—	18.94	07/13/30	—	—	—	—
	0	4,860	—	37.74	07/12/31	—	—	—	—
	0	21	—	50.93	03/25/32	—	—	—	—
[1]	These columns show the number, option exercise price and option expiration date of outstanding stock options held by the named executive officers at the end of Fiscal 2022. The first column shows this information for exercisable stock options, and the second column shows this information for unexercisable stock options.
The table below shows the vesting dates for these unexercisable options.
Vesting date	Mr. Holmes	Mr. Gillen	Ms. Garascia	Mr. Jessup	Mr. Pachapa
7/31/22	158,924	36,864	17,892	37,501	23,960
3/25/23	104	—	—	19	7
7/31/23	116,851	28,780	17,894	29,419	18,294
3/25/24	104	—	—	19	7
7/31/24	7,984	4,990	3,118	2,528	1,620
3/25/25	104	—	—	21	7

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Proposal 2 Executive compensation

[2]	This column shows the number of unvested shares of time-based restricted stock held by the named executive officers at the end of Fiscal 2022. The table below shows the vesting dates for these unvested shares.
Vesting date	Mr. Holmes	Mr. Gillen	Ms. Garascia	Mr. Jessup	Mr. Pachapa
7/31/23	—	9,110	—	10,300	6,385
7/31/24	8,480	5,300	3,310	2,680	1,720
3/25/25	144,165	—	—	9,764	3,534
[3]	This column shows the market value of the unvested shares of time-based restricted stock held by the named executive officers based on a price of $48.22 per share (the closing price of the common stock on May 31, 2022).
[4]	This column shows the number of unvested shares of performance-based restricted stock at the target level held by the named executive officers at the end of Fiscal 2022. The table below shows the vesting dates for these unvested shares:
Vesting date	Mr. Holmes	Mr. Gillen	Ms. Garascia	Mr. Jessup	Mr. Pachapa
07/31/22	34,525	6,650	—	6,650	4,650
07/31/24	16,960	10,600	6,630	5,370	3,450
[5]	This column shows the market value of the unvested shares of performance-based restricted stock at the target level held by the named executive officers based on a price of $48.22 per share (the closing price of the common stock on May 31, 2022).

Vesting

The vesting rules for stock options, shares of time-based restricted stock and shares of performance-based restricted stock are described in the following table:

	General rule	Retirement[1]	Disability	Death
Stock options	33⅓% in each of years 1, 2 and 3 (Stock options granted prior to Fiscal 2016 vest 20% per year for five years)[1]	Stock options continue to vest in accordance with the vesting schedule (except if death occurs before the option expiration date, unvested options are forfeited and vested options are exercisable for the period described under “Death”)	Stock options continue to vest until the earlier of (i) one year after termination of employment and (ii) the option expiration date (except that if death occurs before the option expiration date, unvested options are forfeited and vested options are exercisable for the period described under “Death”)	Unvested stock options expire on the date of death and vested stock options continue to be exercisable until the earlier of one year after the date of death or the expiration date of the stock option, provided that if death occurs after three months of Retirement, the vested stock options are exercisable until the expiration date
Time-based restricted stock	100% cliff vesting in year 3	Stock continues to vest in accordance with the vesting schedule	Stock vests pro-rata based on the date of Disability	Stock vests pro-rata based on the date of death
Performance- based restricted stock	100% cliff vesting in year 3, assuming the performance conditions are met	Stock continues to vest in accordance with the vesting schedule	Stock vests pro-rata based on the date of Disability	Stock vests pro-rata based on the date of death
[1]	Retirement is defined as voluntary retirement when an employee reaches age 65 or the employee reaches age 55 and the employee’s age and the number of consecutive years of service is at least 75.
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Fiscal 2022 option exercises and stock vested

The following table sets forth information for each named executive officer concerning:

●	The exercise of options during Fiscal 2022;
●	The dollar amount realized on exercise of the options;
●	The number of shares of restricted stock that vested during Fiscal 2022; and
●	The value of those vested shares.
	Option awards		Stock awards
Named executive officer	Number of shares acquired on exercise (#)	Value realized on exercise[1] ($)	Number of shares acquired on vesting (#)	Value realized on vesting[2] ($)
John M. Holmes	115,134	2,864,727	12,636	451,863
Sean M. Gillen	20,230	291,747	—	—
Jessica A. Garascia	—	—	—	—
Christopher A. Jessup	32,892	983,663	2,808	100,414
Eric S. Pachapa	25,050	415,917	1,404	50,207
[1]	These amounts represent the difference between the closing market price of the common stock on the date of exercise and the exercise price, multiplied by the number of shares covered by the option.
[2]	These amounts represent the closing market price of the common stock on the date of vesting, multiplied by the number of shares that vested.

Retirement plan

The Company’s Retirement Plan is a tax-qualified pension plan. Benefit accruals ceased under the Retirement Plan with respect to most participants, including the named executive officers, effective June 1, 2005. Mr. Holmes is the only named executive officer who participates in the Retirement Plan. The Company is in the process of terminating the Retirement Plan, with the termination expected to be completed in Fiscal 2023.

The material terms and conditions of the Retirement Plan as they pertain to Mr. Holmes are as follows:

Benefit formula

Effective January 1, 2000, the Retirement Plan was converted to a cash balance type of plan. The benefit formula for participants depends on the participant’s date of hire and age. For each participant who was hired after January 1, 2000, which includes Mr. Holmes, an account is maintained for each participant which consists of (i) quarterly contributions made by the Company equal to a percentage of compensation based on the participant’s age and years of Credited Service, and (ii) quarterly interest credits made by the Company equal to 25% of the 30-year Treasury securities interest rate for the second month preceding the beginning of each quarter. “Compensation” is defined as the participant’s income reported on Form W-2, including pre-tax contributions to the Retirement Savings Plan, reduced by the income attributable to restricted stock grants and stock options, reimbursement of other expense allowances and fringe benefits.

The benefits under the Retirement Plan generally ceased accruing on June 1, 2005, although the participants’ cash balance accounts continue to be credited with interest until the benefits are distributed.

Vesting

Participants are eligible to receive benefits from the Retirement Plan after completing five years of vesting service. Mr. Holmes is fully vested in his benefits.

Payment of retirement benefits

Participants can elect to receive their benefits upon termination of employment or they can defer receipt of benefits until normal retirement age (age 65). Any vested participant can elect benefits at any time after termination of employment, with the benefit actuarially reduced to reflect payment prior to age 65. The normal form of benefit payment for a married participant is a joint and 50% survivor annuity, and the normal form of benefit payment for an unmarried participant is a single life annuity. Participants, with spousal consent, if applicable, can waive the normal form of benefit payment and elect to have benefits paid in various annuity forms, which are the actuarial equivalent of the normal form, or in a lump sum.

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Proposal 2 Executive compensation

Retirement plan benefits

The following table shows the years of service currently credited, and the present value of the accumulated benefit payable, to Mr. Holmes under the Retirement Plan at the earliest age an unreduced benefit is payable.

Fiscal 2022 pension benefits

Named executive officer	Plan Name	Number of years credited service (#)[1]	Present value of accumulated benefit ($)[2]	Payments during fiscal 2022 ($)
John M. Holmes	Retirement Plan	3.7	19,048	—
[1]	Number of Years of Credited Service as of May 31, 2005, the date the Retirement Plan was frozen.
[2]	Amounts shown in this column are calculated as of the last business day of Fiscal 2022, which is the measurement date for reporting purposes in the Company’s Annual Report on Form 10-K for Fiscal 2022. See Note 8 to the Consolidated Financial Statements contained in the Company’s Annual Report on Form 10-K for an explanation of the assumptions made by the Company in determining the amounts reported in this column.

Non-qualified deferred compensation (SKERP)

The Company provides non-qualified deferred compensation benefits under the Company’s SKERP. The SKERP covers certain executives and key employees designated by the Compensation Committee. All of the named executive officers participated in the SKERP in Fiscal 2022.

The material terms and conditions of the SKERP include the following.

Contributions

Each participant may make an advance election to contribute a portion of the participant’s base salary (up to 75%) for a calendar year and a portion of the bonus (up to 75%) paid for the Company’s fiscal year. The Company makes the following contributions: (i) the matching contribution that could not be made under the Retirement Savings Plan due to the Internal Revenue Code limit on compensation that can be taken into account in determining benefits ($305,000 in 2022), based on the formula in the Retirement Savings Plan; (ii) the portion of the non-elective retirement benefit contribution that could not be made under the Retirement Savings Plan due to the Code’s compensation limit; and (iii) annual discretionary supplemental contributions to the accounts of eligible officers. To receive a credit of this annual supplemental contribution, the participant generally must be employed on the day before the contribution is made to the SKERP (unless termination of employment is due to death or disability). The SKERP was amended in 2020 to provide that in the event of suspension of the matching contributions or non-elective retirement benefit contributions under the Retirement Savings Plan, corresponding contributions under the SKERP will be suspended (matching contributions and non-elective retirement benefit contributions were temporarily suspended effective June 1, 2020 but were reinstated on December 1, 2020).

Vesting

A participant is fully vested in amounts attributable to that participant’s own deferral contributions, and vests in all Company contributions, except supplemental contributions, at a rate equal to 33⅓% for each year of vesting service (subject to full vesting upon age 65, death or disability). A participant vests in amounts attributable to Company supplemental contributions according to the following schedule: (i) 50% upon reaching the earlier of 20 years of service or when the sum of age and years of service equals 65; (ii) 75% when the sum of age and service equals 75; and (iii) 100% upon the earlier of age 65 or when the sum of age and service equals 75. Participants fully vest in their benefits upon a change in control of the Company.

Investments

Each participant’s plan accounts are credited with earnings and losses based on investment alternatives made available by the plan committee and selected by the participant from time to time. The investment options currently offered under the SKERP consist of 30 mutual funds. Participants may change investment elections at any time.

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Proposal 2 Executive compensation

Distributions

For contributions made prior to August 1, 2019, the portion of a participant’s account attributable to salary and bonus deferrals is paid on a date elected by the participant, which must be at least seven months and not later than 15 years after termination and the participant can elect to have this paid in a lump sum or installments not to exceed 15 years. A participant who fails to make an election will have the account paid in a lump sum seven months after termination. This election generally must be made in advance, at the same time the participant completed the deferral election. The remainder of the participant’s SKERP account is paid in a lump sum seven months after termination. For contributions made on or after August 1, 2019, a participant can elect the time and form of payment of the entire account, as described above.

Notwithstanding the foregoing, (i) a participant can change the time and form of payment of the portion of that participant’s accounts earned and vested in accordance with procedures set forth in the plan; and (ii) a participant can elect a distribution at any time in order to satisfy an unforeseeable hardship (as defined in the plan).

Forfeiture events

A participant will forfeit the portion of the plan accounts attributable to Company supplemental contributions if that participant’s employment is terminated for cause (as defined in the SKERP), or if during employment or the one-year period thereafter the participant violates the covenant not to compete contained in the SKERP. The forfeiture provision does not apply if the participant’s termination of employment causes benefits to be paid under change in control provisions of any agreement between the participant and the Company.

SKERP benefits

The following table below shows the contributions made by each participating named executive officer and by the Company in Fiscal 2022, the earnings accrued on the named executive officer’s account balance in Fiscal 2022, and the account balance as of May 31, 2022. All named executive officers participated in the SKERP in Fiscal 2022.

Fiscal 2022 non-qualified deferred compensation

Named executive officer	Executive contributions in Fiscal 2022 ($)[1]	Company contributions in Fiscal 2022 ($)[2]	Aggregate earnings in Fiscal 2022 ($)[3]	Aggregate withdrawal/ distributions ($)	Aggregate balance at May 31, 2022 ($)[4]
John M. Holmes	223,540	124,853	(669,705)	—	3,967,453
Sean Gillen	53,539	33,462	(18,910)	—	226,120
Jessica A. Garascia	43,425	22,346	(5,614)	—	61,846
Christopher A. Jessup	52,664	48,995	(34,125)	—	277,817
Eric S. Pachapa	35,135	23,373	(10,426)	—	121,231
[1]	The amount of contributions made by each named executive officer and reported in this column in respect of salary deferrals in Fiscal 2022 is included in each named executive officer’s compensation reported in the Summary Compensation Table as Salary. The amount of contributions reported in this column also reflects deferral of cash bonuses paid in Fiscal 2022 but earned and reported on the Summary Compensation Table for Fiscal 2021.
[2]	The amount of Company contributions reported in this column for each named executive officer is reported in the “All Other Compensation” column in the Summary Compensation Table.
[3]	The investment earnings reported in this column for each named executive officer are not reported in the Summary Compensation Table.
[4]	The aggregate balance as of May 31, 2022 reported in this column for each named executive officer reflects amounts that have been previously reported as compensation in the Summary Compensation Table for Fiscal 2022 or prior years, except the following amounts of earnings included in the account balance: Mr. Holmes, $1,637,792, Mr. Gillen, $16,179, Ms. Garascia, $(5,442), Mr. Jessup $27,853, and Mr. Pachapa $5,630.

2022 Proxy Statement	71

Proposal 2 Executive compensation

Retirement savings plan

The Retirement Savings Plan is a tax-qualified retirement plan (i.e., a 401(k) plan) that covers most United States employees, including the named executive officers. The material terms and conditions of the Retirement Savings Plan as it pertains to non-union employees are as follows:

Contributions

A participant can elect to defer up to 75% of the participant’s compensation, up to a maximum of $20,500 for 2022, or $27,000 if age 50 or older. Contributions can be made on a pre-tax or after-tax basis, as elected by the participant. Under the current eligibility provisions, unless a participant elects otherwise participation is automatic at a 5% deferral rate, with an automatic 1% annual increase.

The Company provides a matching contribution and a non-elective retirement benefit contribution. The current matching contribution is made, as of each payroll period, in an amount equal to 50% of the first 6% of the participant’s contributions, up to 3% of the participant’s compensation, to the Plan for such payroll period. The non-elective retirement benefit contribution is available only to those hired or rehired before January 1, 2020 and is equal to a percentage of compensation, up to 4%, based on the participant’s age and years of credited service. A participant must have earned one year of service to be eligible for the non-elective retirement benefit contribution. Compensation for purposes of determining contributions includes cash compensation shown as income on the participant’s Form W-2, reduced by the participant’s contributions to the plan and excluding the income attributable to restricted stock, stock options, reimbursements or other expense allowances and fringe benefits and subject to the Code’s compensation limit ($305,000 for 2022). Effective June 1, 2020, the Company suspended the matching contributions and non-elective contributions under the Retirement Savings Plan on a temporary basis. The Company reinstated these contributions effective December 1, 2020.

Investments

Each participant’s plan account is credited with earnings and losses based on investment alternatives made available by the plan committee and selected by the participant from time to time. The investment options currently offered under the plan consist of 14 target date funds and 17 other funds. Participants may change investment elections at any time.

Vesting

Participants are fully vested in their own contribution accounts, and vest in the Company contribution accounts at a rate equal to 33⅓% for each year of vesting service (subject to full vesting upon age 65, death or disability).

Distributions

Participants can elect distributions of the plan accounts upon termination of employment in a lump sum, an eligible rollover distribution, or, if early or normal retirement has been attained, in installments not to exceed 15 years.

Potential payments upon a termination of employment or a change-in-control of the Company

The Company provides certain benefits to eligible employees upon certain types of termination of employment, including a termination of employment involving a change-in-control of the Company. These benefits are in addition to the benefits to which the employees would be entitled upon a termination of employment generally (i.e., vested retirement benefits accrued as of the date of termination, stock options and restricted stock that are otherwise vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). These benefits as they pertain to the named executive officers are as described and set forth in the tables beginning on page 76.

72

Proposal 2 Executive compensation

Employment agreement with Mr. Holmes

The Company’s employment agreement with Mr. Holmes as in effect May 31, 2022 provides for the following severance benefits:

Termination of employment — prior to, or more than 18 months after, a change-in-control

If prior to, or more than 18 months after, a Change-in-Control, either the Company terminates his employment other than for Cause or Disability or Mr. Holmes terminates his employment for Good Reason, Mr. Holmes is entitled to: (i) continued payment of his base salary for 24 months, and (ii) a lump sum payment equal to two times the greater of (A) his target-level annual cash bonus amount for the fiscal year in which the termination occurs or (B) the average of the cash incentive bonuses paid to him for the preceding two fiscal years of the Company. Payments cease upon a breach of the confidentiality or non-compete provisions set forth in the agreement (the non-compete provisions remain in effect for the 18-month period following any such termination of employment).

Termination of employment — within 18 months following a change-in-control

If Mr. Holmes’s employment is terminated within 18 months following a Change-in-Control either by the Company other than for Cause or Disability or by Mr. Holmes for Good Reason, he is entitled to:

●	An immediate lump sum payment equal to the sum of (A) any unpaid salary through the date of termination and any unpaid bonus earned for the preceding fiscal year, (B) a pro rata portion of the bonus that would have been paid to him had he remained employed until the end of the fiscal year and all performance goals were met at target level, and (C) three times his base salary plus the greater of (i) his target-level annual cash bonus amount for the fiscal year in which the termination occurs or the preceding fiscal year, whichever produces the higher amount or (ii) the cash bonus paid for either the most recently completed fiscal year prior to the termination or the preceding fiscal year, whichever produces the higher amount;
●	Continued coverage for Mr. Holmes and his spouse under the Company’s welfare and fringe benefit plans for three years following termination of employment (he and his spouse can elect continued medical and dental coverage pursuant to COBRA at the end of such three-year period);
●	Reasonable legal fees incurred by Mr. Holmes in enforcing the agreement; and
●	The vesting of outstanding awards under the 2013 Stock Plan (with performance goals deemed satisfied at the higher of target level or actual level).

If any excise tax would be triggered, Mr. Holmes may elect to either (i) receive the full amount of severance benefits and be responsible for paying the excise tax or (ii) receive severance benefits up to the maximum amount that can be paid without triggering the excise tax.

Termination of employment — disability

Regardless of whether a Change-in-Control is involved, if Mr. Holmes’s employment terminates due to Disability, he will receive payment pursuant to the Company’s disability plans then in effect, and he will continue to receive coverage under the Company’s medical, dental, and life insurance plans for two years following such termination.

In any event, payments under the employment agreement in connection with Mr. Holmes’s termination of employment that would be considered deferred compensation under Section 409A of the Internal Revenue Code will be delayed for six months following such termination to the extent necessary to comply with Section 409A.

For purposes of Mr. Holmes’s employment agreement:

“Change-in-Control” means the earliest of (i) a person’s acquisition of more than 35% of the voting power of the Company’s outstanding stock, (ii) a merger or consolidation of the Company that results in the holders of the voting stock immediately prior thereto holding less than 60% of the voting stock of the resulting or surviving entity, (iii) a sale of substantially all of the Company’s assets other than to an entity at least 80% owned by the Company, or (iv) the election, without the consent of the incumbent Board, of a majority of the directors then in office.

“Cause” means Mr. Holmes’s (i) dishonesty, intentional breach of fiduciary duty, or intentional wrongdoing or malfeasance, (ii) disregard of a material, lawful and proper direction from the Board, (iii) material breach of the employment agreement that is not cured within 30 days of receipt of notice from the Company, (iv) final, non-appealable conviction of a felony that involves bribery, embezzlement or fraud against the Company, or (v) willful misconduct that causes material financial, reputational or other harm to the Company.

2022 Proxy Statement	73

Proposal 2 Executive compensation

“Disability” means a physical or mental condition that has prevented Mr. Holmes from substantially performing his duties under the employment agreement for a period of 180 days and that is expected to continue to render Mr. Holmes unable to substantially perform his duties for the remaining term of the employment agreement on a full-time basis.

“Good Reason” means (i) a material reduction in the nature or scope of Mr. Holmes’s duties or responsibilities or in his compensation (including benefits), other than a reduction in compensation that is necessary to comply with the CARES Act, (ii) removal of or a failure to nominate Mr. Holmes as a director, (iii) a material breach of the employment agreement by the Company that is not cured within 30 days of receipt of notice from Mr. Holmes, or (iv) a relocation of his primary place of employment by 50 or more miles.

“Retirement” means Mr. Holmes’s voluntary termination of employment that does not result in severance payments under the employment agreement.

Severance and change-in-control agreements

The Company has severance and change-in-control agreements with the remainder of the named executive officers as of May 31, 2022, each of which provides for the following benefits upon the following types of employment termination:

Termination of employment — prior to, or more than 18 months after, a change-in-control

If prior to, or more than 18 months after, a Change-in-Control of the Company, the executive’s employment is terminated by the Company other than for Cause or Disability, the executive is entitled to (i) continued salary for 12 months or, if earlier, until the executive obtains comparable employment, (ii) any earned bonus not yet paid for the preceding fiscal year, and (iii) a pro-rata portion of the bonus that would have been paid to the executive had the executive remained employed until the end of the fiscal year in which the termination occurs. Any bonus will be paid in a lump sum on the later of the time bonuses are paid to other officers and the end of the severance period (with interest at the prime rate plus 1% from the earlier of such dates). If the executive terminates employment, or if the Company terminates the executive’s employment for Cause, the Company may, but is not required to, pay the above-described severance benefits. Severance payments will cease if the executive breaches the confidentiality or non-compete provisions in the agreement, which are in effect for the one-year severance period.

Termination of employment — within 18 months following a change-in-control

If the executive’s employment is terminated within 18 months following a Change-in-Control by the Company other than for Cause or Disability or by the executive for Good Reason, the executive is entitled to (i) an immediate lump sum payment equal to the sum of (A) any unpaid salary and bonus earned for the preceding fiscal year, (B) a pro rata portion of the bonus that would have been paid to the executive had the executive remained employed until the end of the fiscal year and all performance goals were met at target level (including the value of any restricted stock granted in lieu of bonus), and (C) two times base salary and cash bonus for either the most recently completed fiscal year prior to the termination or the preceding fiscal year, whichever produces the higher amount, (ii) continued coverage for the executive and the executive’s dependents under the Company’s welfare and fringe benefit plans for two years following termination of employment (the executive and dependents can elect continued medical and dental coverage pursuant to COBRA at the end of such two-year period), (iii) Company-paid outplacement services for the earlier of 18 months or the attainment of new employment (up to a maximum Company expense of 3.5% of the amount paid to the executive pursuant to (i)(C) above) and (iv) reasonable legal fees incurred by the executive in enforcing the agreement. In addition, any outstanding awards under the 2013 Stock Plan will vest and performance goals will be deemed satisfied at the higher of target level or actual performance level. The agreements’ non-compete provisions do not apply in the case of a termination of employment following a Change-in-Control.

If any excise tax would be triggered, the executive may elect to either (i) receive the full amount of severance benefits and be responsible for paying the excise tax or (ii) receive severance benefits up to the maximum amount that can be paid without triggering the excise tax.

Termination of employment — disability

If the executive’s employment terminates due to Disability, the executive will receive payment pursuant to the Company’s disability plans then in effect and will continue to receive coverage under the Company’s medical, dental and life insurance plans for two years following such termination.

74

Proposal 2 Executive compensation

For purposes of the severance and change-in-control agreements:

“Change-in-Control” means (i) a person’s acquisition of more than 20% of the voting power of the Company’s outstanding stock, (ii) a merger or consolidation of the Company that results in the holders of the voting stock immediately prior thereto holding less than 60% of the voting stock of the resulting or surviving entity, (iii) a sale of substantially all of the Company’s assets other than to an entity at least 80% owned by the Company, or (iv) the election, without the consent of the incumbent Board, of the lesser of three directors or a majority of the directors then in office.

“Cause” means the executive’s (i) dishonesty, intentional breach of fiduciary duty, or intentional wrongdoing, (ii) disregard of a material and proper direction from the Board, or (iii) material breach of the agreement that is not cured within 10 days of receipt of notice from the Company.

“Disability” means a physical or mental condition that has prevented the executive from substantially performing his or her duties under the agreement for a period of 180 days and that is expected to continue to render the executive unable to substantially perform his or her duties for the remaining term of the agreement on a full-time basis.

“Good Reason” means (i) a material reduction in the nature or scope of the executive’s duties or responsibilities, or in the executive’s compensation (including benefits), (ii) the executive’s determination that as a result of a material change in employment circumstances the executive is unable to adequately carry out his or her duties, or (iii) a relocation of the executive’s primary place of employment by more than 50 miles.

In any event, payments under the agreements in connection with termination of employment that would be considered deferred compensation under Section 409A of the Internal Revenue Code will be delayed for six months following such termination to the extent necessary to comply with Section 409A.

Stock plans

A named executive officer’s termination of employment can result in enhanced benefits under the AAR CORP. 2013 Stock Plan, depending on the reason for such termination:

Stock options

If termination is due to Retirement (as defined), options continue to vest in accordance with the vesting schedule and can be exercised until the expiration date, except that if death occurs before the award expires, then unvested stock options are forfeited. If death occurs within three months after Retirement, vested options can be exercised until the earlier of one year after death or the option expiration date, and if death occurs after three months from Retirement, vested options can be exercised until the option expiration date. If termination is due to Disability (as defined), options continue to vest and are exercisable until the earlier of one year after termination of employment and the option expiration date, except that if death occurs before the award expires, then unvested options are forfeited and vested options are exercisable for the period described herein. If death occurs during employment, or within three months after termination of employment for reasons other than Cause, then unvested options are forfeited and vested options are exercisable until the earlier of one year after death or the option expiration date.

Restricted stock awards

In the case of performance-based or time-based restricted stock awards, if termination is due to Retirement, Disability or death, the awards continue to vest in accordance with their vesting schedule.

Award agreements under the AAR CORP. 2013 Stock Plan do not provide for vesting upon a Change-in-Control (as defined) unless there is a termination of employment by the Company without Cause or by the participant for Good Reason within two years following the Change-in-Control.

2022 Proxy Statement	75

Proposal 2 Executive compensation

Tables of potential payments upon a termination of employment or a change-in-control of the Company

The tables below quantify the benefits described above that would be paid to each current named executive officer under the following termination of employment or change-in-control events, assuming a change-in-control or a termination of employment occurred on May 31, 2022.

Equity vesting – on or after a change in control

Named executive officer	Vesting of restricted stock ($)[1]	Vesting of stock options ($)[2]
John M. Holmes	9,843,149	7,070,560
Sean M. Gillen	1,526,645	1,635,395
Jessica A. Garascia	479,307	963,329
Christopher A. Jessup	1,676,320	1,739,601
Eric S. Pachapa	951,815	1,087,176
[1]	Under the Company’s stock plans and severance and change-in-control agreements, all restricted stock (both performance-based and time-based) generally vests (with performance achieved at target) upon a change-in-control of the Company or upon a qualifying termination of employment that occurs within two years following a change-in-control. See “— Stock Plans” above. The amounts shown reflect the number of shares that would have vested upon a change-in-control and termination of employment, if applicable, on May 31, 2021, based on the number of shares multiplied by $48.22 (the closing price of the common stock on May 31, 2022).
[2]	Under the Company’s stock plans and severance and change-in-control agreements, all stock options generally vest upon a change-in-control of the Company or upon a qualifying termination of employment that occurs within two years following a change-in-control. See “— Stock Plans” above. The amounts shown reflect the number of option shares that would have vested upon a change-in-control and termination of employment, if applicable, multiplied by the difference (but not less than zero) between the option exercise price and $48.22 (the closing price of the common stock on May 31, 2022).

Termination of employment – prior to, or more than 18 months after, a change-in-control

	Other than cause					Disability			Death
Named executive officer	Salary ($)[1]	Bonus ($)[2]	Restricted stock ($)[3]	Stock options ($)[4]	Health and welfare ($)	Health and welfare ($)[5]	Restricted stock ($)[6]	Stock options ($)[7]	Restricted stock ($)[6]
John M. Holmes	1,850,000	2,967,000	—	—	—	47,412	2,299,264	3,715,570	2,299,264
Sean Gillen	450,000	756,000	—	—	—	47,412	784,271	834,233	784,271
Jessica A. Garascia	412,000	692,160	—	—	—	44,522	133,141	465,297	133,141
Christopher A. Jessup	450,000	756,000	—	—	—	47,412	740,348	899,208	740,348
Eric S. Pachapa	345,000	434,700	—	—	—	47,412	478,634	565,007	478,634
[1]	Reflects continued salary for 24 months for Mr. Holmes under his employment agreement and 12 months for the remainder of the named executive officers under their severance and change-in-control agreements.
[2]	Reflects (i) in the case of Mr. Holmes, two times the average of the non-equity incentive compensation paid to him for Fiscal 2022 and Fiscal 2021 and (ii) in the case of the remainder of the named executive officers, the non-equity incentive compensation paid to them for Fiscal 2022, in each case as shown in the Summary Compensation Table.
[3]	At May 31, 2022, no current named executive officer was eligible for continued vesting upon termination due to Retirement; accordingly, all named executive officers would forfeit their restricted stock upon termination of employment due to Retirement.
[4]	At May 31, 2022, no current named executive officer was eligible for continued vesting upon termination due to Retirement; accordingly, all named executive officers would forfeit their stock options upon termination of employment due to Retirement.
[5]	Available if termination is due to Disability under the employment agreement for Mr. Holmes and the severance and change-in-control agreements for other named executives.
[6]	The amounts in these columns reflect the value of the restricted stock that would vest upon termination due to Disability or death at May 31, 2022, based on the number of shares, multiplied by $48.22 (the closing price of the common stock on May 31, 2022).
[7]	The amounts in this column reflect the value of continued vesting of options pursuant to the Company’s stock plans for one year following termination if termination is due to Disability at May 31, 2022, based on the difference between the exercise price and $48.22 (the closing price of the common stock on May 31, 2022).

76

Proposal 2 Executive compensation

Termination of employment – within 18 months after a change-in-control1

Named executive officer	Salary[2] ($)	Bonus[3] ($)	Health and welfare continuation ($)	Outplacement services ($)
John M. Holmes	2,775,000	6,216,000	72,778	—
Sean M. Gillen	900,000	2,268,000	47,412	84,420
Jessica A. Garascia	824,000	2,076,480	44,522	77,291
Christopher A. Jessup	900,000	2,268,000	47,412	84,420
Eric S. Pachapa	690,000	1,304,100	47,412	54,579
[1]	These benefits are in addition to the vesting of stock awards shown above in the table for “Equity Vesting — On or After a Change-in-Control.”
[2]	Reflects three times salary for Mr. Holmes and two times salary for the remainder of the named executive officers.
[3]	Reflects (i) in the case of Mr. Holmes, the non-equity incentive plan compensation bonus paid to him for Fiscal 2022 as shown in the Summary Compensation Table, plus three times his non-equity incentive plan compensation bonus paid to him for Fiscal 2022 and (ii) in the case of the remainder of the named executive officers, the non-equity incentive compensation plan bonus paid to them for Fiscal 2022 as shown in the Summary Compensation Table, plus two times the non-equity incentive plan compensation bonus for either the most recently completed fiscal year prior to termination or the preceding fiscal year, whichever produces the higher amount.

Other compensation matters

CEO pay ratio

A public company must disclose in its annual proxy statement its CEO pay ratio, defined as the ratio of the annual total compensation of its chief executive officer to the annual total compensation of its median employee. Our median employee is selected once every three years unless there has been a change in our employee population or employee compensation arrangements that would result in a significant change to our pay ratio disclosure. For Fiscal 2022, we used the same median employee identified in Fiscal 2021 because we believe that there have been no changes in our employee population or employee compensation arrangements in Fiscal 2022 that would result in a significant change to the pay ratio disclosure.

We used the following methodology to determine our CEO pay ratio for Fiscal 2022 and Fiscal 2021:

STEP 1:	We determined that as of March 1, 2021 we had a total employee population of 4,762 employees.
STEP 2:	Of this group, we identified a selected employee group of 4,572 employees, representing all of our U.S. employees (3,812) plus our employees in Canada (503), the United Kingdom (166) and the Netherlands (91).
STEP 3:	As permitted by SEC rules, we excluded our employees in all other non-U.S. jurisdictions as these employees together represented less than 5% of our total employee population. The number of employees excluded in non-U.S. jurisdictions at the March 1, 2021 determination date were: Afghanistan (33), Australia (3), Belgium (15), Brazil (1), China (7), Costa Rica (14), France (6), Germany (8), Guatemala (7), Hungary (1), India (1), Ireland (1), Japan (1), Malaysia (6), Mexico (1), New Zealand (2), Panama (20), Peru (34), Singapore (24), and United Arab Emirates (5).
STEP 4:	For our selected employee group, we determined each domestic employee’s total cash compensation based on W-2 (Box 5) compensation (or its equivalent for non-U.S. employees) for the 2020 calendar year, as reflected in our payroll records and systems.
STEP 5:	We identified our median employee from our selected employee group (excluding the Chief Executive Officer).
STEP 6:	Once we identified our median employee, we calculated the annual total compensation of this median employee for Fiscal 2022, using the same methodology that we used to calculate the annual total compensation of our named executive officers, including our Chief Executive Officer, in the Summary Compensation Table.

The following table shows the ratio of the annual total compensation of our Chief Executive Officer compared to that of our median employee for Fiscal 2022:

Annual total compensation of our CEO for Fiscal 2022	$12,327,343
Annual total compensation of our median employee for Fiscal 2022	$60,803
Ratio of annual total compensation of our CEO to the annual total compensation of our median employee for Fiscal 2022	203 to 1

2022 Proxy Statement	77

Proposal 3 Ratification of our independent registered public accounting firm

Proposal 3	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for Fiscal 2023

Board recommendation
Our Board of Directors unanimously recommends that you vote FOR this proposal ratifying the appointment of KPMG.

Proposal summary

We are asking you to ratify the selection of KPMG LLP (“KPMG”), an independent registered public accounting firm, to serve as our independent registered public accounting firm for Fiscal 2023.

The Company’s independent registered public accounting firm reports to, and is engaged at the direction of, the Audit Committee of the Company’s Board of Directors. The Company’s independent registered public accounting firm is responsible for auditing the Company’s financial statements and the effectiveness of internal controls over financial reporting and for expressing opinions on these matters.

The Audit Committee appointed KPMG as the Company’s independent registered public accounting firm for Fiscal 2023. The Audit Committee believes that the appointment of KPMG is in the best interests of the Company and its stockholders for the following principal reasons:

●	KPMG’s independence from the Company;
●	KPMG’s historical and recent performance as the Company’s independent registered public accounting firm;
●	KPMG’s understanding of the Company’s business, operations, accounting policies and practices and internal control over financial reporting;
●	KPMG’s reputation in the industry and its experience in accounting matters for aerospace and defense companies;
●	The reasonableness of the fees paid by the Company to KPMG for its services, both on an absolute basis and as compared to its peer firms; and
●	Publicly available information about KPMG, including Public Company Accounting Oversight Board (“PCAOB”) inspection reports on KPMG, recent litigation against former KPMG partners, and an enforcement action against KPMG by the Securities and Exchange Commission. The Audit Committee reviewed this information as part of its overall evaluation of the performance, expertise and experience of the KPMG team that audits the Company.

The Board of Directors asks that you ratify the appointment of KPMG as our independent registered public accounting firm for Fiscal 2023. Representatives of KPMG are expected to be present virtually at the annual meeting, with the opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

78

Proposal 3 Ratification of our independent registered public accounting firm

Independent registered public accounting firm fees and services

The following table sets forth the aggregate fees billed by KPMG to the Company for Fiscal 2021 and Fiscal 2022 for audit, audit-related and tax services.

Description of fees	Fiscal 2021 ($)	Fiscal 2022 ($)
Audit fees	1,930,500	1,998,416
Audit-related fees[1]	—	570,674
Tax fees[2]	232,427	153,638
All other fees	—	—
[1]	Audit-related fees were for acquisition due diligence assistance and required compliance services
[2]	Tax fees were for domestic and foreign tax compliance activities including income tax returns and VAT services.

Audit Committee pre-approval is required for any audit, audit-related, tax or other services to be provided by the independent registered public accounting firm. All permitted audit, audit-related, tax and other services were pre-approved pursuant to this policy.

Audit Committee Fiscal 2022 report

Dear fellow stockholders:

The Company’s management has primary responsibility for the Company’s financial statements and the quality and integrity of the reporting process and systems of internal control. KPMG is responsible for auditing the Company’s financial statements and issuing a report on the conformity of those statements with generally accepted accounting principles (“GAAP”) and a report on the effectiveness of the Company’s internal controls over financial reporting.

In fulfilling its responsibilities, the Audit Committee reviewed and discussed with the Company’s management and KPMG the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K filed with the SEC, including the critical accounting policies applied by the Company in preparing these financial statements. The Audit Committee also reviewed with management and KPMG the preparation of the financial statements and related disclosures contained in the Company’s earnings announcements and Quarterly Reports on Form 10-Q.

The Audit Committee reviewed and discussed with management and KPMG the overall scope and plans for the audit, the quality, adequacy and assessment of the effectiveness of internal controls over financial reporting and the Internal Audit Department’s management, organization, responsibilities, budget and staffing. The Audit Committee also met with KPMG without management present and discussed the results of its audits, its evaluation of the Company’s internal controls over financial reporting, disclosure controls and the overall quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant accounting judgments and the clarity of disclosures in the financial statements.

The Audit Committee also reviewed and discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and KPMG’s independence from the Company and its management, including the matters in the written disclosures and letter furnished to the Audit Committee by KPMG and required by applicable requirements of the PCAOB.

The Audit Committee concluded that KPMG is independent from the Company and appointed KPMG as the Company’s independent registered public accounting firm for Fiscal 2023. The Audit Committee recommends that the stockholders of the Company ratify that appointment (see Proposal 3).

In reliance on its review of the audited financial statements and the discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for Fiscal 2022 for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors of AAR CORP.

Marc J. Walfish, Chair

H. John Gilbertson, Jr., Member
James E. Goodwin, Member
Robert F. Leduc, Member
Duncan J. McNabb, Member
Peter Pace, Member

2022 Proxy Statement	79

Stock ownership information

The following tables show the shares of common stock beneficially owned, the percent of shares outstanding if greater than 1% and the number of stock units held, all as of July 28, 2022, by (i) each current director and director nominee for election to the Board, (ii) each executive officer named in the Summary Compensation Table, (iii) all directors and executive officers of the Company as a group, and (iv) each beneficial owner of more than five percent of the outstanding shares of common stock. Except as noted, the nature of beneficial ownership for shares shown in the tables is sole voting and sole investment power, and none of the shares shown in the tables is pledged by any of the persons listed.

Security ownership of our board and management

Name	Shares beneficially owned[1]	Percent of shares outstanding if greater than 1%[2]	Stock units[3]
Anthony K. Anderson	24,334	—	—
Michael R. Boyce[4]	113,014	—	—
Jessica A. Garascia	51,563	—	—
H. John Gilbertson, Jr.	12,468	—	—
Sean M. Gillen	123,268	—	—
James E. Goodwin	77,872	—	5,243
John M. Holmes	787,294	2.22%	—
Christopher A. Jessup	126,968	—	—
Robert F. Leduc	10,800	—	1,824
Ellen M. Lord	6,507	—	—
Duncan McNabb	8,392	—	15,452
Peter Pace	33,157	—	—
Eric S. Pachapa	68,903	—	—
David P. Storch[5]	1,139,981	3.22%	—
Jennifer L. Vogel	30,445	—	—
Marc J. Walfish	125,214	—	10,447
All directors and executive officers as a group (16 persons)	2,740,180	7.74%	32,966
[1]	Includes (a) unvested restricted shares held by directors and executive officers and (b) the following shares of the identified person that may be acquired within 60 days of July 28, 2022 through the exercise of stock options: Mr. Holmes, 540,240 shares; Mr. Gillen, 80,705 shares; Ms. Garascia 32,668 shares; Mr. Jessup 81,301 shares; Mr. Pachapa, 44,966 shares; Mr. Storch, 160,000 shares; and all directors and executive officers as a group, 939,880 shares.
[2]	Based on 35,405,484 shares of common stock of AAR CORP. issued and outstanding as of July 28, 2022.
[3]	Represents stock units held by directors who defer all or a portion of their director compensation under the Non-Employee Directors’ Deferred Compensation Plan. Each stock unit represents the right to receive one share of common stock upon termination of service on the Board or the happening of certain other events, as specified in the Plan.
[4]	Includes 20,000 shares beneficially owned through Maverick Investors Limited Partnership, a family partnership of which Mr. Boyce is a general partner.
[5]	Includes: (a) 18,810 shares beneficially owned by Mr. Storch’s wife, as to which Mr. Storch disclaims beneficial ownership; (b) 83,000 shares under the David P. Storch 2020 Perpetual Trust of which Mr. Storch is the Settlor and Mr. Storch’s wife is the Trustee and the beneficiaries are Mr. Storch’s wife and descendants; (c) 2,025 shares under the Lorraine Storch Revocable Trust under which Mr. Storch is trustee and a beneficiary; (d) 419,741 shares owned through the Storch Family 2012 Dynasty Trust, under which Mr. Storch is trustee and a beneficiary; (e) 39,557 shares beneficially owned through a limited power of attorney arrangement, as to which Mr. Storch disclaims beneficial ownership; and (f) 76,738 shares under the Barbara R. Eichner 2020 Dynasty Trust of which Mr. Storch is a Co-Trustee of this trust and Mr. Storch’s wife is one of the beneficiaries.

80

Stock ownership information

Security ownership of certain beneficial owners

Name and address of beneficial owner	Number of shares	Percent of class
BlackRock, Inc.[1]	5,638,500	15.93%
55 East 52nd Street
New York, NY 10055
Vanguard Group, Inc.[2]	3,568,021	10.08%
100 Vanguard Blvd.
Malvern, PA 19355
Dimensional Fund Advisors LP3	2,503,558	7.07%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746
EARNEST Partners, LLC	2,509,975	7.09%
1180 Peachtree Street NE
Suite 2300
Atlanta, GA 30309
[1]	Based on a Schedule 13G amendment filed on January 27, 2022, BlackRock, Inc. disclosed beneficial ownership with respect to the shares as follows:
	● Sole voting power:	5,545,031
	● Shared voting power:	0
	● Sole dispositive power:	5,638,500
	● Shared dispositive power:	0
[2]	Based on a Schedule 13G amendment filed on February 10, 2022, the Vanguard Group, Inc. disclosed beneficial ownership with respect to the shares as follows:
	● Sole voting power:	0
	● Shared voting power:	35,001
	● Sole dispositive power:	3,504,380
	● Shared dispositive power:	63,641
[3]	Based on a Schedule 13G amendment filed on February 8, 2022, Dimensional Fund Advisors LP disclosed beneficial ownership with respect to the shares as follows:
	● Sole voting power:	2,457,108
	● Shared voting power:	0
	● Sole dispositive power:	2,503,558
	● Shared dispositive power:	0
[4]	Based on a Schedule 13G amendment filed on March 10, 2022, EARNEST Partners, LLC. disclosed beneficial ownership with respect to the shares as follows:
	● Sole voting power:	1,646,281
	● Shared voting power:	0
	● Sole dispositive power:	2,509,975
	● Shared dispositive power:	0

2022 Proxy Statement	81

Stock ownership information

Delinquent Section 16(a) reports

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and beneficial owners of more than 10% of the Company’s stock, if any, to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC and the NYSE, and to furnish copies of these forms to the Company. To the Company’s knowledge, based solely upon a review of copies of SEC Forms 3, 4 and 5 and upon related written representations furnished to the Company with respect to Fiscal 2022, the Company believes that all of the Company’s officers and directors filed on a timely basis all reports required by Section 16(a) of the Securities Exchange Act of 1934 during Fiscal 2022.

Equity compensation plan information

The following table provides information as of May 31, 2022 with respect to the Company’s compensation plans under which equity securities of the Company are authorized for issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)*
Equity compensation plans approved by securities holders	2,046,235	$29.86	1,217,028
Equity compensation plans not approved by securities holders	—	—	—
Total	2,046,235	$29.86	1,217,028
*	Represents shares under the AAR CORP. 2013 Stock Plan.

82

Stockholder proposals for our 2023 annual meeting

Any stockholder who, in accordance with SEC Rule 14a-8, wishes to present a proposal for consideration at the annual meeting of stockholders to be held in 2023 must submit such proposal to the Company, in writing, to be received by the Secretary of the Company, AAR CORP., 1100 N. Wood Dale Road, Wood Dale, Illinois 60191, no later than April 11, 2023, in order for the proposal to be eligible for inclusion in the Company’s proxy statement and form of proxy for that meeting. The proposal must comply with applicable SEC rules and the Company’s By-Laws.

Under the Company’s By-Laws, any stockholder who wishes to submit a matter (other than a stockholder proposal brought in accordance with SEC Rule 14a-8) for consideration at the 2023 annual meeting of stockholders, including any stockholder proposal or director nomination, that would not be included in the Company’s proxy statement, must submit the matter to the Company, in writing, to be received by the Secretary of the Company no later than March 24, 2023. The notice of such matter must contain the information required by the By-Laws.

Universal Proxy Rules. In addition to satisfying the requirements under the Company’s By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-9 under the Securities Exchange Act of 1934, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the annual meeting (for the 2023 annual meeting of stockholders, no later than July 22, 2023). However, if the date of the 2023 annual meeting of stockholders is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2023 annual meeting of stockholders or the 10th calendar day following the day on which public announcement of the date of the 2023 annual meeting of stockholders is first made.

2022 Proxy Statement	83

Other business

Management knows of no other matters that are to be brought before the annual meeting. However, if any other matter properly comes before the annual meeting, the named proxy holders will vote all proxies in their discretion and best judgment on such other matter.

By Order of the Board of Directors,

Jessica A. Garascia

Vice President, General Counsel, Chief Administrative Officer and Secretary

August 9, 2022

Upon the written request of any record holder or beneficial owner of common stock of AAR CORP., the Company will provide, without charge, a copy of its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended May 31, 2022. Requests should be made to Ms. Jessica A. Garascia, Vice President, General Counsel, Chief Administrative Officer and Secretary, AAR CORP., 1100 North Wood Dale Road, Wood Dale, Illinois 60191, (630) 227-2000.

84

Appendix A Questions and answers about our 2022 annual meeting

We are furnishing this proxy statement in connection with the solicitation of proxies by the Board for use in voting at our annual meeting. The annual meeting will be held at www.virtualshareholdermeeting.com/AIR2022 on September 20, 2022, at 9:00 a.m. Central Time for the purpose of considering and acting upon the matters specified in the notice accompanying this proxy statement.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

●	FOR the election of three director nominees;
●	FOR the advisory proposal to approve our Fiscal 2022 executive compensation; and
●	FOR the ratification of KPMG LLP as our independent registered public accounting firm for Fiscal 2023.

The persons designated on the proxy card as the Company’s “proxy holders” will vote all shares covered by your proxy card in accordance with your instructions on the proxy card. If no instructions are given, the proxy holders will vote the shares in accordance with the Board’s recommendations.

If any other matter properly comes before the annual meeting, the proxy holders will use their judgment to vote in a manner consistent with the best interests of stockholders. If any director nominee becomes unavailable for election for any reason prior to the annual meeting vote, the Board may reduce the number of directors to be elected or substitute another person as nominee, in which case the proxy holders will vote for the substitute nominee.

How do I access the proxy materials electronically?

We began mailing a “Notice of Internet Availability of Proxy Materials” to all of our stockholders on August 9, 2022. The notice provides you with instructions on how to:

●	Access and review our proxy materials over the Internet;
●	Submit your vote over the Internet; and
●	Request printed copies of our proxy materials.

The notice, this proxy statement, the proxy card, our Annual Report to Stockholders for the fiscal year ended May 31, 2022 and our Fiscal 2022 Annual Report on Form 10-K may be viewed online at www.proxyvote.com.

Who is entitled to vote at the annual meeting?

You are entitled to vote at the annual meeting if you were an AAR CORP. stockholder at the close of business on July 28, 2022. This date is referred to as the “record date” in this proxy statement.

Stockholder of Record. You are a “stockholder of record” if your shares are registered in your name with Computershare, our transfer agent. If you were a stockholder of record at the close of business on the record date, you may vote your shares by proxy by completing, signing, dating and returning the enclosed proxy card, voting by telephone or over the Internet, or by attending the annual meeting virtually and voting online.

Beneficial Owner. You are a “beneficial owner” of shares if your shares are held in a brokerage account or by a bank or other nominee. If you were a beneficial owner of shares at the close of business on the record date, you may vote your shares by giving voting instructions to your broker, bank or other nominee who is the “stockholder of record” of your shares. The Company has directed brokers, banks and other nominees to obtain voting instructions from their beneficial owners. Proxies submitted by brokers, banks and other nominees on behalf of their beneficial owners will count toward a quorum and will be voted as instructed by the beneficial owners. You will receive additional instructions from your broker, bank or other nominee explaining how you may vote your shares.

2022 Proxy Statement	A-1

Appendix A Questions and answers about our 2022 annual meeting

You may receive more than one set of proxy materials. This means you hold your shares in more than one account. Please vote all of your shares.

A list of stockholders of record entitled to vote will be available at the Company’s corporate headquarters for 10 days prior to the meeting and will be available through the web portal during the meeting at: www.virtualshareholdermeeting.com/AIR2022.

On the July 28, 2022 record date for the 2022 annual meeting, 35,405,484 shares of common stock of the Company were outstanding. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on at the annual meeting.

How do I vote by telephone or over the Internet?

Specific instructions for using the telephone and Internet voting methods are set forth on the proxy card. These instructions are designed to authenticate your identity, allow you to give your voting instructions and confirm that those instructions have been properly recorded. You may vote by telephone or over the Internet 24 hours a day, seven days a week, until 10:59 p.m., Central Time, on September 19, 2022 (the day prior to the annual meeting). If you vote by telephone or over the Internet, please do not return your proxy card.

How do I revoke a proxy?

You may revoke your proxy (e.g., to change your vote) at any time before your proxy is exercised by:

●	Sending a written notice of revocation to the Secretary of the Company at the Company’s address listed on the first page of this proxy statement;
●	Submitting a later-dated proxy by telephone, over the Internet or by mail; or
●	Voting online at the virtual annual meeting.

What are the quorum and vote requirements?

A quorum of stockholders is necessary to hold a valid annual meeting. A quorum will exist if a majority of the outstanding shares of common stock entitled to vote at the annual meeting is present virtually or by proxy at the annual meeting. Abstentions and broker non-votes, if any, will be counted as present for purposes of determining whether there is a quorum. A “broker non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that proposal and has not received instructions on how to vote from the beneficial owner of the shares.

Please note that brokers, banks and other nominees will have discretionary authority to vote beneficial owners’ shares on the ratification of KPMG LLP. However, they will not have discretionary authority to vote shares on the election of directors or the advisory proposal to approve our Fiscal 2022 executive compensation and therefore cannot vote on these proposals, unless their beneficial owners provide specific voting instructions in each case. Accordingly, please provide specific voting instructions on these proposals to your broker, bank or other nominee so that your vote may be counted.

The following table indicates the vote required for approval of each matter to be presented to the stockholders at the annual meeting and the effect of abstentions and broker non-votes.

	Required vote	Effect of abstentions and broker non-votes
Proposal 1 — Election of three directors	Affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote.	Abstentions will have the effect of a vote “against.” Broker non-votes will have no effect on the voting for this matter.
Proposal 2 — Advisory proposal to approve our Fiscal 2022 executive compensation	Affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote.	Abstentions will have the effect of a vote “against.” Broker non-votes will have no effect on the voting for this matter.
Proposal 3 — Ratification of the appointment of KPMG LLP	Affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote.	Abstentions will have the effect of a vote “against.” There will be no broker non-votes for this matter.

A-2

Appendix A Questions and answers about our 2022 annual meeting

How do I attend this year’s annual meeting?

This year’s annual meeting will be a virtual meeting of the stockholders. We have designed the virtual annual meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Stockholders will be able to attend and participate online, examine the list of stockholders and submit questions during the annual meeting by visiting www.virtualshareholdermeeting.com/AIR2022. You will not be able to attend the annual meeting in person.

To attend and participate in the annual meeting, you will need the 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or proxy card. The annual meeting will begin promptly at 9:00 a.m. Central Time. We encourage you to access the annual meeting prior to the start time. Online access will begin at 8:45 a.m. Central Time.

The annual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the annual meeting. Attendees should allow plenty of time to log in (at least 15 minutes before the annual meeting) and ensure that they can hear streaming audio prior to the start of the annual meeting.

Can I submit questions? If so, how?

Stockholders who wish to submit a question to the Company for the meeting may do so live during the meeting at www.virtualshareholdermeeting.com/AIR2022. If you have questions, you may type them into the “Ask a Question” field, and click “Submit” at any point during the meeting until the floor is closed to questions. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start of the meeting.

Questions pertinent to the annual meeting that comply with the meeting Rules of Conduct will be answered during the annual meeting, subject to time constraints. Additional information regarding the ability of stockholders to ask questions during the annual meeting and related Rules of Conduct will be available at www.virtualshareholdermeeting.com/AIR2022.

How will the votes at the annual meeting be tabulated?

Inspectors of election appointed for the annual meeting will tabulate all votes cast virtually or by proxy at the annual meeting. In the event a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned or postponed to solicit additional proxies.

Who is the Company’s proxy solicitor?

The Company has engaged D. F. King & Co., Inc., 48 Wall Street, New York, New York 10005, to assist the Company in soliciting proxies at a total estimated cost of $12,500, plus reasonable out-of-pocket expenses. The cost of soliciting proxies will be paid by the Company. D. F. King & Co., Inc. may solicit proxies by mail, telephone, facsimile, e-mail or in person. Directors, officers and employees of the Company also may solicit proxies for no additional compensation.

Where will I find the voting results on the proposals presented at the annual meeting?

We intend to announce the preliminary voting results at the annual meeting. We will publish the final voting results in a Current Report on Form 8-K that we will file with the SEC within four business days of the annual meeting.

2022 Proxy Statement	A-3

Appendix B Non-GAAP financial measures

Non-GAAP financial measures

Adjusted diluted earnings per share from continuing operations, and net debt to adjusted EBITDA, are each a “non-GAAP financial measure” as defined in Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We believe these non-GAAP financial measures are relevant and useful for investors as it illustrates our actual operating performance unaffected by the impact of certain items. When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non-GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance against that of other companies in the industries in which we compete. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measure calculated in accordance with GAAP. These non-GAAP measures exclude items of an unusual nature including but not limited to business divestitures, legal settlements, workforce actions, subsidiaries and costs, impairment and exit charges, facility consolidation and repositioning costs, investigation and remediation compliance costs, purchase accounting settlements, strategic costs and significant customer events such as early terminations, contract restructurings, forward loss provisions and bankruptcies and credit charges.

Pursuant to the requirements of Regulation G of the Exchange Act, we are providing the following tables that reconcile the above mentioned non-GAAP financial measures to the most directly comparable GAAP financial measure:

Adjusted diluted EPS from continuing operations(a)

(unaudited)	FY2020	FY2021	FY2022
Diluted EPS from continuing operations	$0.71	$1.30	$2.16
Gain on settlement of purchase accounting liabilities	—	—	(0.02)
Losses related to sale and exit of business	—	0.44	0.04
Investigation and remediation compliance costs	0.22	0.10	0.07
Asset impairment and exit charges	0.25	0.15	0.07
Contract termination/ restructuring costs and loss provisions, net	0.68	0.20	0.02
Customer bankruptcy and credit charges	0.04	0.10	0.02
Facility consolidation and repositioning costs	0.11	0.09	0.01
Government COVID-related subsidies, net	(0.06)	(1.22)	(0.10)
Severance, furlough and pension settlement charges, net	0.19	0.22	0.07
Gain on legal settlement	—	(0.09)	—
Costs related to strategic projects	0.01	0.02	0.04
Adjusted Diluted EPS from Continuing Operations	2.15	1.31	2.38

(a)	All adjustments are presented net of applicable income taxes.

2022 Proxy Statement	B-1

Appendix B Non-GAAP financial measures

Adjusted EBITDA

(In millions - unaudited)	Year ended May 31, 2022
Net income	$78.7
Income from discontinued operations	(0.2)
Income tax expense	26.6
Other income, net	(2.2)
Interest expense, net	2.3
Depreciation and intangible amortization	33.1
Investigation and remediation compliance costs	3.7
Losses related to sale and exit of business	1.7
Asset impairment and exit charges	3.5
Contract termination/restructuring costs and loss provisions, net	0.9
Customer bankruptcy and credit charges	1.0
Government COVID-related subsidies, net	(4.9)
Facility consolidation and repositioning costs	0.2
Severance and furlough costs	2.0
Costs related to strategic projects	1.8
Stock-based compensation	8.2
Adjusted EBITDA	$156.4

Net Debt

(In millions - unaudited)	May 31, 2022
Total debt	$100.0
Less: Cash and cash equivalents	(53.5)
Net debt	$46.5

Net Debt to Adjusted EBITDA

(In millions - unaudited)	May 31, 2022
Adjusted EBITDA for the year ended	$156.4
Net debt at period end	46.5
Net debt to Adjusted EBITDA	$0.30

B-2

Americas

AAR World Headquarters
1100 N. Wood Dale Rd.
Wood Dale, IL 60191 USA
T: +1.630.227.2000
F: +1.630.227.2058

Europe

3rd Floor Eastside
World Business Centre 1
1206 Newall Road
Heathrow Airport, Middlesex
London, UK TW6 2RE
T: +44.208.990.6700

Asia Pacific & India 7 Changi Business Park Vista #03-01 Soo Kee Building Singapore 486042 T: +65.6508.6460 AOG 24/7 worldwide T: +1.630.227.2470 AOG@aarcorp.com

AAR CORP.
1100 NORTH WOOD DALE ROAD
WOOD DALE, IL 60191

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 19, 2022 for shares held directly and by 11:59 P.M. Eastern Time on September 16, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AIR2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 19, 2022 for shares held directly and by 11:59 P.M. Eastern Time on September 16, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D89666-P78725	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
AAR CORP.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	John M. Holmes	☐	☐	☐

	1b.	Ellen M. Lord	☐	☐	☐

	1c.	Marc J. Walfish	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.		For	Against	Abstain

2.	Advisory proposal to approve our Fiscal 2022 executive compensation.	☐	☐	☐

3.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending May 31, 2023.	☐	☐	☐

NOTE: As to any other business as may properly come before the meeting or any adjournment or postponement thereof, this Proxy will be voted in the discretion of the proxies.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement, Annual Report on Form 10-K and Annual Report to Stockholders are available at www.proxyvote.com.

D89667-P78725

AAR CORP.
This proxy is solicited by the Board of Directors
Annual Meeting of Stockholders

The undersigned hereby appoints JOHN M. HOLMES and JESSICA A. GARASCIA, or either of them, with full power of substitution, as Proxies, and hereby authorizes them to represent the undersigned at the 2022 Annual Meeting of Stockholders of AAR CORP. to be held at 9:00 A.M. Central Time on September 20, 2022, or any adjournment or postponement thereof, and to vote, as designated on the reverse side of this Proxy, all shares of AAR CORP. Common Stock that the undersigned is entitled to vote. Such meeting will be held via the Internet at www.virtualshareholdermeeting.com/AIR2022.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations on the reverse side.

Continued and to be signed on reverse side